UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21673

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2006

Date of reporting period:  February 28, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


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SEMI-ANNUAL REPORT
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AllianceBernstein Pooling Portfolios

U.S. Value
U.S. Large Cap Growth
Global Real Estate Investment
International Value
International Growth
Small-Mid Cap Value
Small-Mid Cap Growth
Short Duration Bond
Intermediate Duration Bond
Inflation Protected Securities
High-Yield


Semi-Annual Report

February 28, 2006


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ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



April 27, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the "Portfolios"; individually, the "Portfolio") for the semi-annual reporting period ended February 28, 2006.

The tables on pages 21-31 show each Portfolio's performance for the six-month period ended February 28, 2006 and since their inception on May 20, 2005 compared to their respective benchmarks. Additional performance can be found on pages 32-33. Each Portfolio's benchmark is as follows: U.S. Value Portfolio--Russell 1000 Value Index; U.S. Large Cap Growth Portfolio--Russell 1000 Growth Index; Global Real Estate Investment Portfolio--FTSE European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trust (NAREIT) Equity Index; International Value Portfolio--Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index; International Growth Portfolio--Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Growth Index; Small-Mid Cap Value Portfolio--Russell 2500 Value Index; Small-Mid Cap Growth Portfolio--Russell 2500 Growth Index; Short Duration Bond Portfolio--Merrill Lynch 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio--Lehman Brothers U.S. Aggregate Index; Inflation Protected Securities Portfolio--Lehman Brothers 1-10 Year TIPS Index; High Yield Portfolio--Lehman Brothers High Yield Index (2% constrained).

U.S. Value Portfolio
Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market, emphasizing investment in companies that AllianceBernstein's Bernstein Value Equities' division (the "division") determines to be undervalued. In selecting securities for the Portfolio, the division uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

Investment Results

During the six-month period ended February 28, 2006 and since the Portfolio's inception on May 20, 2005, the Portfolio outpaced the broad market, as measured by the S&P 500 Stock Index, but underperformed the relatively healthy gains of its benchmark, the Russell 1000 Value Index. Value stocks continued to outpace growth stocks during the review period.

For the six-month period ended February 28, 2006, the Portfolio benefited most from its railroad holdings and an underweight position in the lagging utilities sector. An overweight of the outperforming technology sector aided Portfolio performance; however, this was offset by specific underperforming technology holdings, most notably Intel, and contract manufac-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 1


turers. Specific paper holdings were also detractors.

Since its inception, the Portfolio outperformed the broad market but underperformed its benchmark, the Russell 1000 Value Index. The largest contributor to Portfolio performance since its inception has been its rail holdings and stock selection in the consumer cyclical sector; avoidance of the media sector also contributed positively. Returns were hurt by underperforming paper and financial holdings. Fannie Mae, the single largest detractor to performance since the Portfolio's inception, has been one of the strongest positions in the Portfolio since meeting its capital requirements in late September.

Market Review and Investment Strategy

U.S. equities rose during the six months ending February 28, 2006, despite high energy prices and rising interest rates. The U.S. equity market appears reasonably priced. As a result of continued strength in corporate earnings, the S&P 500's price-to-earnings multiple is not much above its long-term average. Other market valuation measures are also only slightly above average levels. Today, however, inflation, interest rates, and taxes on capital gains and dividends are lower than usual. There are still no major industrial or economic stresses creating important value themes, and the value opportunity, as AllianceBernstein measures it, remains below average.

Railroads were the strongest performing group over the period, boosted by rising volume and freight rates. Telecommunication stocks have also been propelled by merger news and speculation of further consolidation in the group. Consumer cyclical stocks lagged amid troubles in the auto industry and fears of a consumer-spending slowdown, as the housing market cools and oil prices remain high. A sell-off in energy late in the period put the group flat for this period.

A central tenet of the Portfolio's U.S. Value Policy Group's (the "group's") investment process is to align portfolio risk with the value opportunity. Consequently, the group sector overweights and underweights are still smaller than usual; no sector offers enough opportunity to justify a major commitment. Portfolio tracking error also remains unusually low. As a result, the group continues to rely on its fundamental research to identify opportunities that exist in individual stocks.

U.S. Large Cap Growth Portfolio
Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that AllianceBernstein's Alliance Growth Equities' division (the "division") believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The division relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. Under normal circum-


2 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


stances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies.

Investment Results

For the six-month and since inception periods ended February 28, 2006, the Portfolio significantly outperformed its benchmark, the Russell 1000 Growth Index. The excess return during both time frames has been almost entirely due to superior stock selection, as the Portfolio beat the Index in all five major sectors. Outstanding stock selection in the technology sector (31.3% versus 6.3% for the Index) accounted for almost half of the outperformance. Better stock selection in the health care (14.8% versus 6.6% for the Index) and financial services (31.3% versus 20.6% for the Index) sectors was materially additive to the Portfolio's return relative to the Russell 1000 Growth Index. Overweighting energy (about 6% versus about 3% in the Index), the best performing sector (39.8%) during the period, was also beneficial.

Market Review and Investment Strategy

Historically, growth stocks tend to outperform value stocks during periods of decelerating economic growth. That could be the case in the coming months, since the premium for growth stocks relative to the broad market is as low as it has been in 25 years. The Portfolio, which focuses on large-cap growth stocks, is well positioned for a market that favors growth. Based upon our analysts' estimates, the Portfolio offers 2006 earnings growth expectations more than 50% higher than the Russell 1000 Growth Index, yet it is valued at only about a 20% premium to the Index on a price-to-2006 estimated earnings basis.

Global Real Estate Investment Portfolio
Investment Objective and Policies

The Portfolio seeks total return from a combination of income and long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies, emphasizing investment in real estate companies that AllianceBernstein's Bernstein Value Equities' division (the "division") believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Investment Results

The Portfolio underperformed its benchmark, the EPRA/NAREIT Equity Index, for both periods under review. Since the Portfolio's inception on May 20, 2005, the Portfolio's underperformance was driven by unfavorable sector and security selection, primarily related to the Portfolio's underweight position in Japanese developer companies.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 3


The Portfolio's overall underweight position in Japan, and in particular, in Japanese developers, resulted from a decision to avoid the most richly valued of these companies. The EPRA/NAREIT Japan Index is heavily weighted towards developer companies with a lesser weight in real estate investment trusts (REITs).

Japanese developers had an extraordinary run, particularly in the fourth quarter of 2005, when the overall market reflected greater hopes for an enduring economic recovery. Development profits tend to grow faster in the earlier stages of an economic recovery and investors have flocked to the larger capitalization developer names hoping to capture better-than-expected earnings growth.

The REIT Portfolio's Investment Policy Group ("the group") thinks investors have overreacted. Overall, there has been a visible improvement in Tokyo property fundamentals, particularly in office properties. In fact, office vacancy rates have declined in Tokyo's central business district and asking rents have begun to recover for "Class A" buildings. However, outside of "Class A" office space in Tokyo's five main wards, recovery in property fundamentals is just beginning to materialize.

Japanese REITs, where the Portfolio had a higher-than-benchmark position, substantially lagged the developers due to their more stable rental earnings stream and lower financial leverage, which makes them less geared to a sharp economic recovery. The group believes that developer valuations became stretched during the latter part of 2005 and Japanese REITs offered a more compelling risk/return trade-off. Through one Japanese REIT holding, the Portfolio has exposure to "Class A" buildings in some of the best Tokyo locations and is well positioned to the markets experiencing a recovery. During the reporting period, the Portfolio held a position in one of the more attractively valued developers in Japan. This position contributed to performance but not enough to compensate for the Portfolio's overall developer underweight and the modest performance of the Japanese REITs.

The Portfolio's overweight position in Singapore also detracted from performance during the period since inception. This market appears to have struggled to absorb a number of equity issues brought to market during the second half of 2005. Fundamentally, the Portfolio's investments continue to perform well, and in the case of its largest holding in this market, a better-than-anticipated report at year end prompted a meaningful increase in expected forward earnings from the analyst community.

The Portfolio's underperformance during the six-month period ended February 28, 2006 was similar to the period since inception. In fact, the sharp run in Japanese developer stocks occurred during the last quarter of 2005. In addition, the Portfolio's Hong Kong holdings, which have exposure to residential development, as well as office and retail rental properties, also detracted from performance. Hong Kong residential activity continued to be slow, reflecting the impact of rising mortgage rates. Housing


4 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


transactions did not recover during the fourth quarter of 2005, but activity level started to rebound early in 2006.The group believes that Hong Kong fundamentals are strong for most property types and the market is poised to recover as investors gain greater visibility of an end to the interest rate tightening cycle.

Market Review and Investment Strategy

Global property markets continued to perform strongly, supported by recovering demand, limited additional supply and significant liquidity earmarked for real estate investments. In the U.S., institutions and private investors have continued to allocate funds to real estate and appear ready to exploit valuation discrepancies between public and private markets. In two separate transactions during the fourth quarter of 2005, a property opportunity fund committed to buy two small capitalization apartment owners; both offers reflected a premium to the market price. In total, over the course of 2005, there were 10 privatizations and acquisitions in the U.S. involving $26 billion of equity and debt. In Europe, capital flows into real estate continued unabated during 2005 and into 2006 and real estate appraisal values continued to rise. Japan, as previously mentioned, experienced a sharp upswing in developer stock prices during the latter part of the year. In this environment, volatility is high and valuations are rich in many markets. The group continues to emphasize fundamental research and avoid sectors and property types where valuations appear excessive given the fundamental expectation for cash flow growth.

Demand for rental space continues to improve in most regions across the world. This demand is supported by positive economic growth which is now gaining steam in Europe and Japan. New available space and planned construction remains, for the most part, constrained, lending support to upbeat fundamentals. In this environment, cash flow from property companies is expected to remain strong. However, the positive fundamentals appear to be priced into the stocks and valuations across the world are demanding. Our strategy remains one of seeking incremental returns through valuation-based stock selection. The group will continue to emphasize a bottom-up approach to select portfolio holdings. The group intends to hold companies that can deliver the best cash flow performance relative to current price.

International Value Portfolio
Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of non-U.S. companies, emphasizing investment in companies that AllianceBernstein's Bernstein Value Equities' division (the "division") determines to be undervalued. In selecting securities for the Portfolio, the division uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Investment Results

The Portfolio outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Austral-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 5


asia and Far East (EAFE) Value Index, during the six-month period ended February 28, 2006 and since the Portfolio's inception on May 20, 2005. The Portfolio's outperformance during both time frames was driven by stock selection across a variety of sectors, especially financials, particularly in Asia, and autos.

Many of the Portfolio's successful holdings were in emerging markets. Leading detractors spanned several sectors, including some technology stocks.

Market Review and Investment Strategy

The international equity markets continued to rally during the reporting period. Emerging markets led performance, followed by Japan and Europe. Returns in local currencies were generally higher, reflecting the unexpected appreciation of the U.S. dollar. Industrial commodities stocks were among the leaders in international markets, as prices surged on booming world demand and constrained supplies following years of underinvestment in new capacity.

The market grappled with fears that surging oil prices, an expected slowdown in China and a decisive turn in the global interest rate cycle would stifle economic and corporate profit growth. However, the global economy proved remarkably resilient. Corporate profitability continued to surprise on the upside, especially outside the U.S. Reported earnings have been consistently beating analysts' expectations.

Euro-area growth gained momentum, giving the European Central Bank the confidence to raise interest rates for the first time in five years, while the U.S. economy shrugged off the effects of the post-Hurricane Katrina dip. However, the global economic outlook is not without risks. The European consumer remains cautious and the U.S. is vulnerable to a slowdown in housing.

Stock valuations remain compressed, presenting relatively few opportunities to exploit misvaluations between sectors. Nevertheless, research-based stock selection will be used to exploit the company-specific misvaluations that do exist. The Portfolio continues to have exposure to a broad range of financial stocks. Several capital equipment companies are also favored, along with energy stocks.

International Growth Portfolio
Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in equity securities of non-U.S. companies. The Portfolio focuses on a relatively small number of large, intensively researched, non-U.S. companies that AllianceBernstein's Alliance Growth Equities' division (the "division") believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The division relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Investment Results

The Portfolio outperformed its benchmark, the Morgan Stanley Capital In-


6 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


ternational (MSCI) Europe, Australasia and Far East (EAFE) Growth Index, for both the six-month and since inception periods ended February 28, 2006. Overweight positions in consumer services and health care stocks detracted from performance as interest-sensitive sectors such as basic industry and capital goods outperformed on expectations of an end to Federal Reserve (the "Fed") interest rate tightening. Positive stock selection within sectors, such as consumer services, finance, capital goods, energy and multi-industry, helped offset negative sector allocation.

The largest positive contributors to Portfolio performance during the review period were located in either Japan or the emerging markets. Helped by a fourth quarter rally, some Japanese trading companies, financials and retailers outperformed, while select emerging market stocks reached new highs. After positively contributing to performance in 2005, some of the Portfolio's Swiss stocks are now consolidating; one particular Swiss stock was sold due to potentially slower growth ahead. Two Hong Kong stocks were also sold due to potentially slower growth in the future.

Market Review and Investment Strategy

Non-U.S. stocks staged a powerful rally in 2005 which extended into January 2006 as global economic and corporate-profit growth remained strong. Inflation stayed relatively subdued despite a steep run-up in energy prices. Investors were particularly pleased with renewed strength in Japan, which, after more than a decade of erratic economic growth, appeared poised for a sustained rebound. Robust growth elsewhere in Asia, especially China, also fostered investors' bullishness. Vigorous expansion in the U.S., the main engine of the world economy, provided further underpinning, while European growth was relatively slower, although improving.

Most important, however, is that the Portfolio's long-standing measures of success in the growth arena--as gauged by a proprietary growth model--now appear to be rebounding, suggesting that investors are beginning to once again reward stocks with strong earnings and price momentum, as well as positive analysts' earnings revisions. The Portfolio remains overweight in select Japanese financials, European technology names and a handful of market-leading Swiss health care and financial companies. The Portfolio continues to be characterized by better earnings momentum and price momentum relative to the market. Presently, over 85% of the Portfolio is in the upper half of earnings momentum and valuation relative to the average company.

Small-Mid Cap Value Portfolio
Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that AllianceBernstein's Bernstein Value Equities' division (the "division") determines to be undervalued. In select-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 7


ing securities for the Portfolio, the division uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Investment Results

The Portfolio underperformed its style-neutral benchmark, the Russell 2500 Value Index, for the six-month period ended February 28, 2006 and since the Portfolio's inception on May 20, 2005. The bulk of this underperformance was attributable to an underweighted position in the technology sector and stock selection issues within technology holdings. Technology stocks performed well as investors perceived an increase in U.S. corporate capital spending on information technology and an uptick in consumer holiday spending on technology goods. The Portfolio's overweighted position in the autos and transportation sector was also a detractor. Ongoing concern about liquidity issues among auto parts suppliers and production volumes by North American producers put pressure on all shares in the sector.

Offsetting these detractors was robust performance within the Portfolio's materials and processing stocks. Robust global economic growth has created bottlenecks in the supply of certain raw materials, boosting earnings and prices for stocks with exposure to them. The Portfolio also benefited from its holdings in producer durables stocks as improving trends in U.S. non-residential construction and capital spending drove strong profitability in the sector.

Market Review and Investment Strategy

The period since the Portfolio's inception has been marked by exceptionally strong returns for small- and mid-capitalization stocks with the bulk of the return driven by stocks at the smallest end of the capitalization spectrum. The other significant factor that has impacted markets over this period has been an ongoing compression of value spreads both within small caps and across the broader market as a whole.

These two phenomena seem to have the same root cause; higher levels of risk tolerance and complacency among investors. This has been primarily attributable to strong economic growth which has driven corporate profitability to levels and breadth that are almost historically unprecedented. By one measure, the number of U.S. companies generating returns on equity in excess of 15% was only surpassed once in the early 1980's when inflation skewed results. In narrowing the value differentials that they are willing to pay for current earnings across all companies, investors are seeming not to value attributes such as historical returns on equity and cash flow generation as highly as they have historically. Accordingly, companies with those attributes are trading at relative multiples to the market place that they have rarely seen historically.

Small-Mid Cap Growth Portfolio
Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as com-


8 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


pared to the overall U.S. equity market. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the upper limit on market capitalization will change with the markets. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. Normally, the Portfolio invests in U.S. companies that AllianceBernstein's Alliance Growth Equities' division (the "division") believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The division relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Investment Results

The Portfolio posted strong double-digit returns for the six-month and since inception periods ending February 28, 2006. During the six-month period, the Portfolio handily beat its benchmark, the Russell 2500 Growth Index. The Portfolio's outperformance during this period reflected strong stock selection in financial services, industrials and consumer/commercial services, which more than offset modest underperformance in health care. Sector allocations, which were negatively impacted by an underweight position in industrials, provided a modest drag to relative returns during the six-month period.

Since inception on May 20, 2005, the Portfolio performed well above its benchmark. Consistent with the six-month reporting period, outperformance was derived largely from strong stock selection in financial services, industrials and consumer/commercial services stocks. Outperformance generated in these three sectors more than offset the negative impact of relatively disappointing picks within technology. Sector allocations contributed modestly to the since inception period's outperformance, as the Portfolio benefited from an overweight position in the very strong-performing energy sector.

Market Review and Investment Strategy

Bolstered by a healthy economic backdrop and continued strong earnings growth, small/mid-cap growth stocks generated robust gains during both the six-month and since inception periods ending February 28, 2006, significantly outdistancing the broader markets, as represented by the S&P 500 Stock Index, over both time frames. Leading the move higher over the six-month period were technology and commercial services stocks, many which disproportionately benefited from continued economic strength. For the since inception period, energy was the standout performer, rising nearly 50%, as underlying energy prices remained at elevated levels for much of the period. Consumer stocks were the weakest performers within the small/mid-cap growth space over both time periods, as investors grew increasingly concerned that higher energy prices and rising interest rates would negatively impact consumer spending.

During the six-month and since inception periods, the Portfolio's overweight


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 9


position in the consumer/commercial services sector was increased by several hundred basis points. Funding these increases in exposure were reductions in the Portfolio's industrial and health care holdings. Sector shifts are the outcome of the Small Cap Growth Investment Team's (the "team's") bottom-up stock selection process. As of February 28, 2006, the Portfolio's largest overweights were consumer/commercial services and energy, with notable underweights in financials and industrials.

Consistent with the team's investment philosophy, Portfolio holdings, in the aggregate, incorporate faster expected earnings growth and significantly stronger earnings revision trends than the universe of small/mid-cap growth stocks overall. Despite these favorable attributes, the Portfolio currently trades at parity with its expected growth rate, and at only a modest premium to the benchmark.

Short Duration Bond Portfolio
Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes by investing primarily in investment-grade, U.S. dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively short duration of one-to-three years under normal market conditions. The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.

Investment Results

The Portfolio outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, for both the six-month period ended February 28, 2006 and since the Portfolio's inception on May 20, 2005. The Portfolio's shorter duration and yield curve exposure contributed positively to performance for both the six-month and since inception time periods. Exposure to spread sectors such as asset backed securities (ABS) and commercial mortgage backed securities (CMBS) was a positive contributor to performance for the semi-annual period, but detracted slightly in the fourth quarter of 2005.

Market Review and Investment Strategy

During the semi-annual period under review, U.S. yields rose as the Federal Reserve (the "Fed") continued to tighten interest rates; the Fed raised the Fed funds target rate another 25 basis points in January to 4.50%. As foreign demand for U.S. fixed-income assets continued unabated, long-term interest rates ended the year close to 40-year lows. The yield curve ended the year essentially flat and inverted in the beginning of 2006 as shorter rates continued to rise.

U.S. fixed-income returns were generally weak during the semi-annual reporting period, reflecting higher U.S. interest rates, a significant flattening of the yield curve, and modest spread movement in the non-Treasury sectors. U.S. Treasuries posted a return of 0.65%, according to the Lehman Brothers 1-3 Year Treasury Index. Agencies returned 0.84% for the semi-annual period, only slightly outperforming like-duration Treasuries.


10 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Investment-grade corporates posted weak returns compared to the other short-end U.S. bond sectors with the Lehman Brothers U.S. Corporate 1-3 Year Index returning 0.77%, or only 0.07% more than like-duration Treasuries. Investment-grade corporate returns were significantly dampened by both increasing event risk, as well as a series of downgrades in the auto industry.

Mortgage-backed securities in the 1-3 year maturity range returned 0.92% for the semi-annual period, outperforming like-duration Treasuries, despite concerns about extension risk (the risk that mortgage durations will shorten or lengthen rapidly as interest rates fall or rise) and a flood of new supply. Among the other securitized sectors, ABS was the strong performer, returning 0.97% for the reporting period.

During the period under review, the Portfolio's allocations to higher-quality non-Treasury sectors including mortgages, collateralized mortgage obligations
(CMOs), ABS, and CMBS were increased in an effort to enhance portfolio yield.

Intermediate Duration Bond Portfolio
Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes by investing primarily in investment-grade, U.S. dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.

Investment Results

The Portfolio outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index, for the six-month period ended February 28, 2006 and since the Portfolio's inception on May 20, 2005. The Portfolio's shorter-than-benchmark duration, with an underweight focused on the two- to five-year area of the yield curve, contributed positively to performance for both time periods. The Portfolio's emerging market debt, hedged non-dollar and high yield exposure also contributed positively to performance, as did the Portfolio's overweight to the mortgage sector and to commercial mortgage-backed securities (CMBS).

Allocations to Treasury inflation-protected securities (TIPS) helped relative performance for the since inception period but detracted from performance for the semi-annual period. Corporate security selection and an agency underweight also detracted from performance for the semi-annual period.

Market Review and Investment Strategy

During the six-month period under review, U.S. yields rose as the Federal Reserve (the "Fed") continued to tighten interest rates; the Fed raised the Fed funds target rate another 25 basis points in January to 4.50%. As


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 11


foreign demand for U.S. fixed-income assets continued unabated, long-term interest rates ended the year close to 40-year lows. The yield curve ended the year essentially flat and inverted in the beginning of 2006 as shorter rates continued to rise.

U.S. fixed-income returns were generally weak during the semi-annual reporting period reflecting higher U.S. interest rates, a significant flattening of the yield curve and modest spread movement in the non-Treasury sectors. U.S. Treasuries posted a negative return of -0.76%, according to Lehman Brothers, underperforming developed non-U.S. dollar government bond markets, which returned 0.82% (in hedged U.S. dollar terms).

Mortgage-backed securities returned 0.86% for the annual period ended February 28, 2006 outperforming like-duration Treasuries. This occurred despite concerns about extension risk (the risk that mortgage durations will shorten or lengthen rapidly as interest rates fall or rise) and a flood of new supply.

Investment-grade corporates posted the weakest returns among U.S. bond sectors returning -0.95%, according to Lehman Brothers. Investment-grade corporate returns were significantly dampened by both increasing event risk as well as a series of downgrades in the auto industry.

During the reporting period, the Portfolio shifted from a neutral stance in U.S. investment-grade corporate bonds to a modest underweight as risks to the sector increase in light of shareholder-friendly actions such as mergers and acquisitions, share buybacks and dividend payouts. Also, the Portfolio exited a position in TIPS, given the more benign inflation outlook. Throughout the reporting period, the Portfolio continued to hold diverse allocations to the U.S. investment-grade fixed-income market, as well as modest allocations to non-U.S. dollar sovereigns, emerging market debt and U.S. high yield.

Inflation Protected Securities Portfolio
Investment Objective and Policies

The Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes by investing primarily in U.S. dollar-denominated inflation-indexed debt securities of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS 1-10 Year Index. Assets not invested in inflation-indexed bonds may be invested in other types of debt securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.

Investment Results

The Portfolio outperformed its benchmark, the Lehman Brothers 1-10 Year TIPS Index, for the six-month period ended February 28, 2006, but under-


12 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


performed the benchmark since the Portfolio's inception on May 20, 2005.

The Portfolio's outperformance during the six-month period resulted from a shorter-than-benchmark duration as TIPS yields rose.

The Portfolio's underperformance during the earlier time period reflected a significant cash inflow which was received at the beginning of the period, a short duration position when interest rates fell and a mismatch in the benchmark accrual calculation at the inception date. As reported, the benchmark return for the Portfolio's inception date includes the accrual for the weekend preceding the account inception in addition to the inception date. The Portfolio's performance does not include the weekend accruals.

Market Review and Investment Strategy

During the period under review, the Federal Reserve (the "Fed") continued to tighten monetary policy, increasing the Fed funds rate from 3.50% to 4.50%. U.S. fixed-income returns were generally negative, reflecting significantly higher U.S. interest rates. The yield curve flattened dramatically as short-term yields rose more than long-term yields. During the reporting period, the U.S. Treasuries Index posted a return of -0.76%. Treasury Inflation Protected Securities (TIPS) outperformed conventional Treasuries as breakeven inflation rates (a measure of inflation expectations) increased. However, TIPS, as represented by the 1-10 Year TIPS Index, still posted a negative absolute return at -0.32%.

High Yield Portfolio
Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation by investing primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio invests in high yield, below investment- grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

Investment Results

The Portfolio underperformed its benchmark, the Lehman Brothers High Yield Index (2% constrained), for the six-month period ended February 28, 2006 and since the Portfolio's inception on May 20, 2005. The Portfolio's industry selection generally contributed positively to performance, while security selection detracted. The Portfolio's underweighting of the automotives industry was the largest positive contributor to performance, as this sector posted the poorest performance on an industry level. Within the Portfolio's security selection, holdings in the packaging/container industry detracted from performance, as many large industry names sold off on higher costs and the inability to pass price increases through to consumers. The Portfolio's security selection within the cable industry also detracted from performance, as weakness in this sector negatively impacted some of the more highly-leveraged companies.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 13


Market Review and Investment Strategy

U.S. fixed-income returns were generally weak during the semi-annual period under review, reflecting higher U.S. interest rates, a significant flattening of the yield curve and modest spread movement in the non-Treasury sectors. The Federal Reserve (the "Fed") continued to raise official interest rates during the semi-annual period another 100 basis points in quarter-point increments, buffeting fixed-income returns. At the end of the reporting period, the Fed funds rate stood at 4.50%, 350 basis points higher than when the Fed started tightening in June of 2004.

The high yield market, as represented by the Lehman Brothers High Yield Index (2% constrained), posted a return of 2.07% for the six-month period ended February 28, 2006; however, high yield outperformed both investment-grade corporates and like-duration Treasuries. Dampening high yield performance for the reporting period was a greater incidence of shareholder-friendly events, including an increase in merger and acquisition (M&A) and leveraged buyout
(LBO) activity. The high yield market benefited, however, from low volatility and an historically low default rate.

By quality, single B-rated debt, which returned 2.87%, outperformed both BB-rated debt, which returned 0.91%, and CCC-rated debt, which returned 1.38%. On a sector level, outperforming industries included airlines at 10.41%, telecommunication at 5.45%, railroads at 5.81% and service at 3.81%. Air transportation was supported by a more positive tone among the airlines as American Airlines posted better-than-expected fourth quarter numbers.

Underperforming industries for the semi-annual period included automotives at -3.88% and the cable/wireless industry at -0.66%. The automotive industry was negatively impacted by sell-offs in General Motors and Ford Motor Company, as fears of bankruptcy increased due to their deteriorated financial condition, fierce foreign competition, the slowdown in large sport utility vehicle (SUV) sales and their massive pension and health care cost burdens.

During the period under review, the Portfolio's bonds with higher-beta credits were reduced. Although credit metrics, corporate profits and cash flow remained strong, spreads were at historically tight levels while risks in the marketplace increased--leaving little margin for error. While industry spreads remained relatively narrow, security selection was more of a focus in the Portfolio's U.S. High Yield Investment Team's (the "team's") quest to add value, with an emphasis on avoiding problem credits. Given increased risks and a general lack of compelling opportunities, the team continued to maintain a well-diversified portfolio.


14 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. These Portfolios are relatively new and have been in existence for less than one year. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our web site at www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios' prospectus, which contains this and other information, contact your AllianceBernstein representative or call (800) 227-4618. You should read the prospectus carefully before you invest.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. Returns less than one year are cumulative. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged FTSE European Public Real Estate Association (EPRA)/ National Association of Real Estate Investment Trust (NAREIT) Global Real Estate Index is a free-floating, market capitalization-weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The Index is designed to reflect the stock performance



ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 15


HISTORICAL PERFORMANCE
(continued from previous page)

of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The unmanaged Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Value Index is a free-float adjusted market capitalization index that is designed to measure developed market value equity performance in 21 countries, excluding the U.S. and Canada.

The unmanaged Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Growth Index is a free-float adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada.

The unmanaged Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The unmanaged Russell 2500 Growth Index contains those securities in the Russell 2500 Index with a greater-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The unmanaged Merrill Lynch 1-3 Year Treasury Index is comprised of U.S. government securities, including agency securities, with remaining maturities of one to three years.

The unmanaged Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The unmanaged Lehman Brothers 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged Lehman Brothers U.S. Treasury Inflation Notes Index and consists of inflation-protection securities issued by the U.S. Treasury.

The unmanaged Lehman Brothers High Yield Index (2% constrained) covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in the Index.

An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.


16 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)

A Word About Risk

U.S. Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other factors affecting that country may have a more significant effect on the Portfolio's net asset value. The Portfolio may invest in securities issued by non-U.S. companies.

U.S. Large Cap Growth Portfolio

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Global Real Estate Investment Portfolio

While the Portfolio invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Portfolio may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in securities of companies in the real estate industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio.

International Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 17


HISTORICAL PERFORMANCE
(continued from previous page)

the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.

International Growth Portfolio

Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S.

Small-Mid Cap Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.

Small-Mid Cap Growth Portfolio

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk.


18 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)

Short Duration Bond Portfolio

The Portfolio's assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio's asset value. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities which are subject to greater risk than higher-rated securities.

Intermediate Duration Bond Portfolio

The Portfolio may invest a portion of its assets in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. These fluctuations could be magnified in emerging markets. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

Inflation Protected Securities Portfolio

Among the principal risks of investing in the Portfolio are interest rate risk, credit risk and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 19


from adverse changes in the market. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

High Yield Portfolio

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios' prospectus.


(Historical Performance continued on next page)


20 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


U.S. VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns*
THE PORTFOLIO VS. ITS BENCHMARK                      --------------------------
PERIOD ENDED FEBRUARY 28, 2006                       6 Months   Since Inception
-------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio                  7.12%        10.95%
Russell 1000 Value Index                                7.33%        11.58%

*  The Portfolio's inception date is 5/20/05.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 21


U.S. LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)



                                                              Returns*
THE PORTFOLIO VS. ITS BENCHMARK                      --------------------------
PERIOD ENDED FEBRUARY 28, 2006                       6 Months   Since Inception
-------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap
  Growth Portfolio                                     12.00%        20.27%
Russell 1000 Growth Index                               5.10%         8.61%

*  The Portfolio's inception date is 5/20/05.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


22 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns*
THE PORTFOLIO VS. ITS BENCHMARK                      --------------------------
PERIOD ENDED FEBRUARY 28, 2006                       6 Months   Since Inception
-------------------------------------------------------------------------------
AllianceBernstein Global Real Estate
  Investment Portfolio                                 13.38%        22.22%
FTSE EPRA/NAREIT Equity Index                          16.49%        25.72%

* The Portfolio's inception date is 5/20/05. The since inception return for the FTSE EPRA/NAREIT Equity Index is from 5/31/05, the month-end closest to the Portfolio's inception date for which data is available.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 23


INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns*
THE PORTFOLIO VS. ITS BENCHMARK                      --------------------------
PERIOD ENDED FEBRUARY 28, 2006                       6 Months   Since Inception
-------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio        19.95%        31.60%
MSCI EAFE Value Index                                  16.13%        25.07%

*  The Portfolio's inception date is 5/20/05.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


24 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns*
THE PORTFOLIO VS. ITS BENCHMARK                      --------------------------
PERIOD ENDED FEBRUARY 28, 2006                      6 Months    Since Inception
-------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio       15.73%        22.60%
MSCI EAFE Growth Index                                 14.12%        22.46%

*  The Portfolio's inception date is 5/20/05.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 25


SMALL/MID-CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns*
THE PORTFOLIO VS. ITS BENCHMARK                      --------------------------
PERIOD ENDED FEBRUARY 28, 2006                       6 Months   Since Inception
-------------------------------------------------------------------------------
AllianceBernstein Small/Mid-Cap Value Portfolio         5.79%        12.89%
Russell 2500 Value Index                                7.83%        16.97%

*  The Portfolio's inception date is 5/20/05.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


26 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


SMALL/MID-CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns*
THE PORTFOLIO VS. ITS BENCHMARK                      --------------------------
PERIOD ENDED FEBRUARY 28, 2006                       6 Months   Since Inception
-------------------------------------------------------------------------------
AllianceBernstein Small/Mid-Cap Growth Portfolio       15.67%        27.21%
Russell 2500 Growth Index                              11.24%        21.65%

*  The Portfolio's inception date is 5/20/05.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 27


SHORT DURATION BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns*
THE PORTFOLIO VS. ITS BENCHMARK                      --------------------------
PERIOD ENDED FEBRUARY 28, 2006                       6 Months   Since Inception
-------------------------------------------------------------------------------
AllianceBernstein Short Duration Bond Portfolio         0.89%         1.72%
Merrill Lynch 1-3 Year Treasury Index                   0.69%         1.56%

*  The Portfolio's inception date is 5/20/05.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


28 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


INTERMEDIATE DURATION BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns*
THE PORTFOLIO VS. ITS BENCHMARK                      --------------------------
PERIOD ENDED FEBRUARY 28, 2006                       6 Months   Since Inception
-------------------------------------------------------------------------------
AllianceBernstein Intermediate Duration
  Bond Portfolio                                        0.25%         2.20%
Lehman Brothers U.S. Aggregate Index                   -0.11%         1.53%

*  The Portfolio's inception date is 5/20/05.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 29


INFLATION PROTECTED SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns*
THE PORTFOLIO VS. ITS BENCHMARK                      --------------------------
PERIOD ENDED FEBRUARY 28, 2006                       6 Months   Since Inception
-------------------------------------------------------------------------------
AllianceBernstein Inflation Protected
  Securities Portfolio                                 -0.26%         0.65%
Lehman Brothers 1-10 Year TIPS Index                   -0.32%         0.88%

*  The Portfolio's inception date is 5/20/05.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


30 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HIGH YIELD PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns*
THE PORTFOLIO VS. ITS BENCHMARK                      --------------------------
PERIOD ENDED FEBRUARY 28, 2006                       6 Months   Since Inception
-------------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio                  1.66%         6.11%
Lehman Brothers High Yield Index (2% constrained)       2.07%         8.01%

*  The Portfolio's inception date is 5/20/05.


This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 31


HISTORICAL PERFORMANCE
(continued from previous page)

CUMULATIVE RETURNS AS OF FEBRUARY 28, 2006
-------------------------------------------------------------------------------
                                                              NAV/SEC Returns+
AllianceBernstein U.S. Value Portfolio
Since Inception*                                                    10.95%

AllianceBernstein U.S. Large Cap Growth Portfolio
Since Inception*                                                    20.27%

AllianceBernstein Global Real Estate Investment Portfolio
Since Inception*                                                    22.22%

AllianceBernstein International Value Portfolio
Since Inception*                                                    31.60%

AllianceBernstein International Growth Portfolio
Since Inception*                                                    22.60%

AllianceBernstein Small/Mid-Cap Value Portfolio
Since Inception*                                                    12.89%

AllianceBernstein Small/Mid-Cap Growth Portfolio
Since Inception*                                                    27.21%

AllianceBernstein Short Duration Bond Portfolio
Since Inception*                                                     1.72%

AllianceBernstein Intermediate Duration Bond Portfolio
Since Inception*                                                     2.20%

AllianceBernstein Inflation Protected Securities Portfolio
Since Inception*                                                     0.65%

AllianceBernstein High Yield Portfolio
Since Inception*                                                     6.11%


*  Inception date: 5/20/05 for all Portfolios.

+ These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

These Portfolios are relatively new and have been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.

(Historical Performance continued on next page)


32 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


CUMULATIVE SEC RETURNS AS OF THE MOST RECENT CALENDAR
QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
                                                                 SEC Returns+
AllianceBernstein U.S. Value Portfolio
Since Inception*                                                    12.06%

AllianceBernstein U.S. Large Cap Growth Portfolio
Since Inception*                                                    20.11%

AllianceBernstein Global Real Estate Investment Portfolio
Since Inception*                                                    27.08%

AllianceBernstein International Value Portfolio
Since Inception*                                                    37.30%

AllianceBernstein International Growth Portfolio
Since Inception*                                                    27.52%

AllianceBernstein Small/Mid-Cap Value Portfolio
Since Inception*                                                    15.85%

AllianceBernstein Small/Mid-Cap Growth Portfolio
Since Inception*                                                    33.01%

AllianceBernstein Short Duration Bond Portfolio
Since Inception*                                                     1.88%

AllianceBernstein Intermediate Duration Bond Portfolio
Since Inception*                                                     1.23%

AllianceBernstein Inflation Protected Securities Portfolio
Since Inception*                                                    -0.28%

AllianceBernstein High Yield Portfolio
Since Inception*                                                     6.19%


*  Inception date: 5/20/05 for all Portfolios.

+ These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

These Portfolios are relatively new and have been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 15-20.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 33


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           Beginning            Ending          Expenses     Annualized
                                        Account Value       Account Value     Paid During     Expense
                                      September 1, 2005   February 28, 2006     Period*        Ratio*
---------------------------------------------------------------------------------------------------------
U.S. Value Portfolio
Actual                                      $1,000            $1,071.23           $0.26         0.05%
Hypothetical**                              $1,000            $1,024.55           $0.25         0.05%
---------------------------------------------------------------------------------------------------------
U.S. Large Cap Growth Portfolio
Actual                                      $1,000            $1,120.00           $0.26         0.05%
Hypothetical**                              $1,000            $1,024.55           $0.25         0.05%
---------------------------------------------------------------------------------------------------------
Global Real Estate Investment Portfolio
Actual                                      $1,000            $1,133.80           $0.53         0.10%
Hypothetical**                              $1,000            $1,024.30           $0.50         0.10%
---------------------------------------------------------------------------------------------------------
International Value Portfolio
Actual                                      $1,000            $1,199.53           $0.65         0.12%
Hypothetical**                              $1,000            $1,024.20           $0.60         0.12%
---------------------------------------------------------------------------------------------------------
International Growth Portfolio
Actual                                      $1,000            $1,157.31           $0.70         0.13%
Hypothetical**                              $1,000            $1,024.15           $0.65         0.13%
---------------------------------------------------------------------------------------------------------

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


34 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


FUND EXPENSES
(continued from previous page)

                                         Beginning              Ending          Expenses     Annualized
                                       Account Value        Account Value      Paid During    Expense
                                     September 1, 2005    February 28, 2006      Period*       Ratio*
---------------------------------------------------------------------------------------------------------
Small-Mid Cap Value Portfolio
Actual                                      $1,000            $1,057.88           $0.46         0.09%
Hypothetical**                              $1,000            $1,024.35           $0.45         0.09%
---------------------------------------------------------------------------------------------------------
Small-Mid Cap Growth Portfolio
Actual                                      $1,000            $1,156.74           $0.48         0.09%
Hypothetical**                              $1,000            $1,024.35           $0.45         0.09%
---------------------------------------------------------------------------------------------------------
Short Duration Bond Portfolio
Actual                                      $1,000            $1,008.91           $0.30         0.06%
Hypothetical**                              $1,000            $1,024.50           $0.30         0.06%
---------------------------------------------------------------------------------------------------------
Intermediate Duration Bond Portfolio
Actual                                      $1,000            $1,002.45           $0.35         0.07%
Hypothetical**                              $1,000            $1,024.45           $0.35         0.07%
---------------------------------------------------------------------------------------------------------
Inflation Protected Securities Portfolio
Actual                                      $1,000              $997.36           $0.45         0.09%
Hypothetical**                              $1,000            $1,024.35           $0.45         0.09%
---------------------------------------------------------------------------------------------------------
High-Yield Portfolio
Actual                                      $1,000            $1,016.60           $0.60         0.12%
Hypothetical**                              $1,000            $1,024.20           $0.60         0.12%
---------------------------------------------------------------------------------------------------------

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 35


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  34.9%   Financial                                      [PIE CHART OMITTED]
[ ]  12.1%   Energy
[ ]   9.5%   Consumer Growth
[ ]   8.9%   Consumer Staples
[ ]   8.7%   Utilities
[ ]   7.3%   Technology
[ ]   5.7%   Capital Equipment
[ ]   4.3%   Consumer Cyclicals
[ ]   2.9%   Industrial Commodities
[ ]   1.3%   Services
[ ]   0.4%   Consumer Services
[ ]   0.3%   Non-Financial

[ ]   3.7%   Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  31.4%   Technology                                     [PIE CHART OMITTED]
[ ]  22.0%   Health Care
[ ]  15.3%   Finance
[ ]  11.9%   Consumer Services
[ ]   8.8%   Energy
[ ]   6.0%   Consumer Staples
[ ]   2.2%   Aerospace & Defense
[ ]   1.2%   Capital Goods

[ ]   1.2%   Short-Term


* All data are as of February 28, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


36 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

INDUSTRY BREAKDOWN*
[ ]  34.3%   Diversified                                    [PIE CHART OMITTED]
[ ]  15.6%   Office
[ ]  11.0%   Shopping Centers
[ ]   9.4%   Apartments
[ ]   8.6%   Regional Malls
[ ]   8.6%   Industrial
[ ]   4.9%   Lodging
[ ]   2.4%   Self Storage
[ ]   1.6%   Retail
[ ]   1.2%   Miscellaneous
[ ]   0.7%   Health Care
[ ]   0.4%   Specialty

[ ]   1.3%   Short-Term


COUNTRY BREAKDOWN*
[ ]  43.7%   United States                                  [PIE CHART OMITTED]
[ ]   9.9%   Japan
[ ]   8.7%   Australia
[ ]   8.0%   Canada
[ ]   7.6%   Hong Kong
[ ]   7.5%   United Kingdom
[ ]   7.4%   France
[ ]   2.9%   Singapore
[ ]   2.2%   Netherlands
[ ]   0.4%   Spain
[ ]   0.4%   Italy

[ ]   1.3%   Short-Term


* All data are as of February 28, 2006. The Portfolio's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The industry classifications presented herein are based on the sector categorization methodology of the Adviser. These industry classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 37


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

SECTOR BREAKDOWN**
[ ]  34.3%   Financial                                      [PIE CHART OMITTED]
[ ]  12.1%   Energy
[ ]  11.6%   Capital Equipment
[ ]  10.7%   Industrial Commodities
[ ]   7.8%   Consumer Staples
[ ]   7.4%   Technology/Electronics
[ ]   4.8%   Utilities
[ ]   3.0%   Telecommmunications
[ ]   2.7%   Medical
[ ]   2.3%   Construction & Housing
[ ]   0.9%   Consumer Cyclicals
[ ]   0.8%   Transportation

[ ]   1.6%   Short-Term


COUNTRY BREAKDOWN*
[ ]  23.3%   United Kingdom                                 [PIE CHART OMITTED]
[ ]  15.8%   France
[ ]  15.0%   Japan
[ ]   9.3%   Germany
[ ]   5.6%   South Korea
[ ]   3.9%   Netherlands
[ ]   3.7%   Spain
[ ]   2.9%   Taiwan
[ ]   2.7%   Brazil
[ ]   2.6%   Canada
[ ]   2.5%   Singapore
[ ]   2.5%   Italy
[ ]   2.4%   Switzerland
[ ]   6.2%   Other

[ ]   1.6%   Short-Term


* All data are as of February 28, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2% weightings in Belgium, China, Hungary, Israel and Sweden.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


38 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  29.6%   Finance                                        [PIE CHART OMITTED]
[ ]  13.1%   Technology
[ ]   9.5%   Consumer Manufacturing
[ ]   8.9%   Health Care
[ ]   7.5%   Energy
[ ]   7.5%   Consumer Services
[ ]   6.7%   Capital Goods
[ ]   5.9%   Multi-Industry Commodities
[ ]   3.5%   Consumer Staples
[ ]   3.4%   Basic Industry
[ ]   1.7%   Aerospace & Defense

[ ]   2.7%   Short Term


COUNTRY BREAKDOWN*
[ ]  30.7%   Japan                                          [PIE CHART OMITTED]
[ ]  14.6%   Switzerland
[ ]  12.0%   France
[ ]   7.7%   United Kingdom
[ ]   3.8%   Italy
[ ]   3.6%   Ireland
[ ]   3.5%   Netherlands
[ ]   2.7%   Mexico
[ ]   2.7%   Sweden
[ ]   2.1%   Greece
[ ]   2.0%   Austria
[ ]  11.9%   Other

[ ]   2.7%   Short-Term


* All data are as of February 28, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2% weightings in Barbados, Brazil, China, Germany, India, Israel, Korea, Norway, Russia, South Africa, Spain and Taiwan.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 39


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  20.7%   Financial                                      [PIE CHART OMITTED]
[ ]  11.6%   Capital Equipment
[ ]  10.9%   Consumer Growth
[ ]  10.5%   Consumer Cyclicals
[ ]   7.6%   Technology
[ ]   6.5%   Utilities
[ ]   6.1%   Consumer Staples
[ ]   5.6%   Services
[ ]   5.2%   Industrial Commodities
[ ]   4.1%   Non-Financial
[ ]   3.9%   Energy

[ ]   7.3%   Short-Term


SMALL-MID CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  27.4%   Consumer Services                              [PIE CHART OMITTED]
[ ]  21.9%   Technology
[ ]  15.3%   Health Care
[ ]   9.6%   Energy
[ ]   7.5%   Finance
[ ]   3.7%   Transportation
[ ]   3.6%   Basic Industry
[ ]   2.7%   Capital Goods
[ ]   1.5%   Aerospace & Defense
[ ]   1.4%   Multi-Industry Commodities
[ ]   0.9%   Utilities
[ ]   0.4%   Consumer Staples

[ ]   4.1%   Short-Term


* All data are as of February 28, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


40 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

SHORT DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  47.5%   U.S. Government & Government                   [PIE CHART OMITTED]
             Sponsored Agency Obligations
[ ]  18.1%   Corporate Debt Obligations
[ ]  10.8%   Collateralized Mortgage Obligations
[ ]   7.4%   Asset Backed Securities
[ ]   0.7%   Commercial Mortgage Backed Securities

[ ]  15.5%   Short-Term


INTERMEDIATE DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  29.4%   Federal National Mortgage Association          [PIE CHART OMITTED]
[ ]  16.0%   Corporate Debt Obligations
[ ]   9.2%   Sovereign Debt Securities
[ ]   6.2%   Commercial Mortgage Backed Securities
[ ]   6.0%   U.S. Treasury Securities
[ ]   4.6%   Asset Backed Securities
[ ]   3.4%   Collateralized Mortgage Obligations
[ ]   1.6%   Federal Home Loan Mortgage Corporation

[ ]  23.6%   Short-Term


* All data are as of February 28, 2006. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 41


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

INFLATION PROTECTED SECURITIES PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  97.2%   U.S. Treasury Inflation                        [PIE CHART OMITTED]
             Index Securities

[ ]   2.8%   Short-Term


HIGH YIELD PORTFOLIO

SECTOR/INDUSTRY BREAKDOWN*
[ ]  10.0%   Utilities                                      [PIE CHART OMITTED]
[ ]   7.2%   Cable
[ ]   5.7%   Health Care
[ ]   5.7%   Communications - Fixed
[ ]   5.6%   Gaming
[ ]   5.5%   Energy
[ ]   5.4%   Financial
[ ]   4.6%   Automotive
[ ]   4.2%   Communications - Mobile
[ ]   4.1%   Diversified Media
[ ]   3.8%   Chemicals
[ ]   3.7%   Industrial
[ ]   3.2%   Building/Real Estate
[ ]   2.9%   Metals/Mining
[ ]   2.8%   Consumer Manufacturing
[ ]  17.6%   Other

[ ]   5.3%   Short-Term


* All data are as of February 28, 2006. The Portfolios' security type and sector/industry breakdowns are expressed as a percentage of total investments and may vary over time. "Other" sector/industry weightings for the High Yield Portfolio represent less than 2% weightings in services, paper/packaging, technology, hotel/lodging, entertainment & leisure, aerospace/defense, retail, food/beverage, non-convertible preferred stocks, supermarket/drug, publishing, containers, insurance, electronics, petroleum products and transportation.

Please note: The sector/industry classifications presented herein are based on the sector/industry categorization methodology of the Adviser.


42 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.0%

Financial-34.8%
Banks - NYC-6.8%
Citigroup, Inc.                                     1,444,500    $   66,981,465
J.P. Morgan Chase & Co.                             1,002,200        41,230,508
                                                                 --------------
                                                                    108,211,973
                                                                 --------------
Life Insurance-2.2%
Genworth Financial, Inc. Cl.A                         268,700         8,550,034
Jefferson-Pilot Corp.                                   9,900           596,475
MetLife, Inc.                                         276,650        13,865,698
Prudential Financial, Inc.                             42,800         3,297,312
Torchmark Corp.                                        43,600         2,383,612
UnumProvident Corp.                                   342,700         7,090,463
                                                                 --------------
                                                                     35,783,594
                                                                 --------------
Major Regional Banks-11.0%
Bank of America Corp.                               1,327,994        60,888,525
BB&T Corp.                                             32,700         1,292,631
Comerica, Inc.                                        163,000         9,343,160
Huntington Bancshares, Inc.                           326,300         7,847,515
KeyCorp                                                89,900         3,350,573
Mellon Financial Corp.                                308,300        11,126,547
National City Corp.                                   340,800        11,859,840
PNC Financial Services Group, Inc.                     57,600         4,052,160
Regions Financial Corp.                               330,200        11,484,356
SunTrust Banks, Inc.                                   99,200         7,179,104
U.S. Bancorp                                          216,700         6,698,197
Wachovia Corp.                                        481,350        26,989,294
Wells Fargo & Co.                                     224,600        14,419,320
                                                                 --------------
                                                                    176,531,222
                                                                 --------------
Multi-Line Insurance-2.9%
American International Group, Inc.                    498,500        33,080,460
The Hartford Financial Services Group, Inc.           151,900        12,513,522
                                                                 --------------
                                                                     45,593,982
                                                                 --------------
Property / Casualty Insurance-3.2%
ACE Ltd.                                              145,900         8,131,007
Old Republic International Corp.                      121,625         2,589,396
PartnerRe Ltd.                                         66,100         4,006,321
RenaissanceRe Holdings                                128,700         5,733,585
The Allstate Corp.                                     97,050         5,316,399
The Chubb Corp.                                        66,400         6,357,800
The St. Paul Travelers Cos., Inc.                     299,086        12,854,717
XL Capital Ltd. Cl.A                                   96,200         6,498,310
                                                                 --------------
                                                                     51,487,535
                                                                 --------------


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 43


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Savings & Loan-2.9%
Astoria Financial Corp.                                56,800    $    1,628,456
Fannie Mae                                            343,950        18,807,186
Freddie Mac                                           259,700        17,501,183
Washington Mutual, Inc.                               205,200         8,762,040
                                                                 --------------
                                                                     46,698,865
                                                                 --------------
Miscellaneous-5.8%
Federated Investors, Inc. Cl.B                        103,400         4,021,226
Lehman Brothers Holdings, Inc.                         76,300        11,135,985
MBIA, Inc.                                             89,800         5,274,852
Merrill Lynch & Co., Inc.                             389,500        30,073,295
MGIC Investment Corp.                                  28,100         1,791,375
Morgan Stanley                                        343,600        20,499,176
The Goldman Sachs Group, Inc.                         111,800        15,796,222
Waddell & Reed Financial Inc. Cl.A                    151,300         3,523,777
                                                                 --------------
                                                                     92,115,908
                                                                 --------------
                                                                    556,423,079
                                                                 --------------
Energy-12.1%
Gas Pipelines-0.1%
El Paso Corp.                                          56,000           732,480
                                                                 --------------
Offshore Drilling-1.5%
Diamond Offshore Drilling, Inc.                        54,200         4,194,538
ENSCO International, Inc.                              78,200         3,494,758
GlobalSantaFe Corp.                                   117,000         6,474,780
Noble Corp.                                            69,500         5,136,745
Rowan Cos., Inc.                                      126,800         5,103,700
                                                                 --------------
                                                                     24,404,521
                                                                 --------------
Oils - Integrated Domestic-2.9%
Conocophillips                                        333,100        20,305,776
Marathon Oil Corp.                                    128,100         9,043,860
Occidental Petroleum Corp.                            108,700         9,950,398
Total SA (ADR)                                         60,100         7,580,413
                                                                 --------------
                                                                     46,880,447
                                                                 --------------
Oils - Integrated International-7.6%
BP Plc (ADR)                                           99,700         6,622,074
Chevron Corp.                                         501,600        28,330,368
Exxon Mobil Corp.                                   1,446,300        85,866,831
                                                                 --------------
                                                                    120,819,273
                                                                 --------------
                                                                    192,836,721
                                                                 --------------
Consumer Growth-9.5%
Advertising-0.4%
The Interpublic Group of Cos., Inc.(a)                611,100         6,330,996
                                                                 --------------


44 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Drugs-5.0%
Bristol-Myers Squibb Co.                              201,800    $    4,661,580
Eli Lilly & Co.                                       153,300         8,526,546
Merck & Co., Inc.                                     643,200        22,421,952
Pfizer, Inc.                                        1,699,500        44,509,905
                                                                 --------------
                                                                     80,119,983
                                                                 --------------
Entertainment-2.4%
The Walt Disney Co.                                   198,900         5,567,211
Time Warner, Inc.                                   1,335,900        23,124,429
Viacom, Inc. Cl.B(a)                                  243,750         9,740,250
                                                                 --------------
                                                                     38,431,890
                                                                 --------------
Hospital Management-0.4%
HCA, Inc.                                              99,200         4,751,680
Tenet Healthcare Corp.(a)                             157,800         1,245,042
                                                                 --------------
                                                                      5,996,722
                                                                 --------------
Hospital Supplies-0.4%
Medco Health Solutions, Inc.(a)                       113,300         6,313,076
                                                                 --------------
Other Medical-0.1%
AmerisourceBergen Corp.                                40,200         1,848,798
                                                                 --------------
Radio - TV Broadcasting-0.8%
Comcast Corp. Cl.A(a)                                 303,800         8,150,954
Comcast Corp. Cl.A Special(a)                         148,950         3,984,412
                                                                 --------------
                                                                     12,135,366
                                                                 --------------
                                                                    151,176,831
                                                                 --------------
Consumer Staples-8.9%
Beverages - Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Cl.B                          18,900         1,185,975
PepsiCo, Inc.                                         124,100         7,335,551
The Coca-Cola Co.                                     342,000        14,353,740
                                                                 --------------
                                                                     22,875,266
                                                                 --------------
Foods-1.7%
Bunge Ltd.                                             53,800         3,049,922
ConAgra Foods, Inc.                                   419,900         8,830,497
Del Monte Foods Co.                                   229,400         2,495,872
General Mills, Inc.                                   198,500         9,776,125
Kellogg Co.                                             9,500           420,945
Kraft Foods, Inc. Cl.A                                 32,700           983,943
Sara Lee Corp.                                         99,400         1,756,398
                                                                 --------------
                                                                     27,313,702
                                                                 --------------
Restaurants-0.8%
Darden Restaurants, Inc.                               12,700           532,638
McDonald's Corp.                                      357,200        12,469,852
                                                                 --------------
                                                                     13,002,490
                                                                 --------------


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 45


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retail - Food-1.2%
Kroger Co.(a)                                         398,300    $    7,981,932
Safeway, Inc.                                         317,400         7,715,994
SUPERVALU, Inc.                                       119,150         3,765,140
                                                                 --------------
                                                                     19,463,066
                                                                 --------------
Soaps-1.5%
The Clorox Co.                                        152,900         9,319,255
The Procter & Gamble Co.                              120,700         7,233,551
Unilever NV                                            96,000         6,680,640
                                                                 --------------
                                                                     23,233,446
                                                                 --------------
Sugar Refiners-0.1%
Archer-Daniels-Midland Co.                             33,000         1,046,760
                                                                 --------------
Tobacco-2.2%
Altria Group, Inc.                                    395,250        28,418,475
UST, Inc.                                             173,900         6,761,232
                                                                 --------------
                                                                     35,179,707
                                                                 --------------
                                                                    142,114,437
                                                                 --------------
Utilities-8.6%
Electric Companies-3.0%
Alliant Energy Corp.                                   17,600           582,560
American Electric Power Co., Inc.                     140,850         5,141,025
Constellation Energy Group                             34,350         2,017,719
Dominion Resources, Inc.                              189,300        14,216,430
Edison International                                   11,100           492,396
Entergy Corp.                                         143,700        10,419,687
Exelon Corp.                                           27,600         1,576,236
FirstEnergy Corp.                                     135,600         6,926,448
Northeast Utilities                                   137,900         2,705,598
Wisconsin Energy Corp.                                 85,125         3,479,059
Xcel Energy, Inc.                                      30,600           567,936
                                                                 --------------
                                                                     48,125,094
                                                                 --------------
Telephone-5.6%
AT&T, Inc.                                            577,000        15,919,430
BellSouth Corp.                                       537,400        16,971,092
Crown Castle International Corp.(a)                   287,600         9,016,260
Sprint Corp.                                          766,100        18,409,383
Verizon Communications, Inc.                          887,800        29,918,860
                                                                 --------------
                                                                     90,235,025
                                                                 --------------
                                                                    138,360,119
                                                                 --------------
Technology-7.2%
Communication - Equip. Mfrs.-1.0%
ADC Telecommunications, Inc.(a)                       209,799         5,312,110
Corning, Inc.(a)                                      168,600         4,115,526
Tellabs, Inc.(a)                                      467,600         6,869,044
                                                                 --------------
                                                                     16,296,680
                                                                 --------------
Communication Services-0.2%
American Tower Corp. Cl.A(a)                           90,000         2,864,700
                                                                 --------------


46 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Communications Equipment-0.3%
Nokia Corp. (ADR)                                     231,100    $    4,293,838
                                                                 --------------
Computer/Instrumentation-0.8%
Celestica, Inc.(a)                                    339,400         3,685,884
Flextronics International, Ltd.(a)                    319,100         3,443,089
Sanmina-SCI Corp.(a)                                  599,600         2,314,456
Solectron Corp.(a)                                    959,100         3,462,351
                                                                 --------------
                                                                     12,905,780
                                                                 --------------
Computers-2.8%
EMC Corp.(a)                                          493,200         6,914,664
Hewlett-Packard Co.                                   910,800        29,883,348
International Business Machines Corp.                 106,500         8,545,560
                                                                 --------------
                                                                     45,343,572
                                                                 --------------
Computer Services/Software-1.1%
Electronic Data Systems Corp.                         388,400        10,370,280
Microsoft Corp.                                       266,000         7,155,400
                                                                 --------------
                                                                     17,525,680
                                                                 --------------
Semiconductors-0.6%
Agere Systems, Inc. Cl.A(a)                           328,130         4,406,786
Intel Corp.                                           257,900         5,312,740
                                                                 --------------
                                                                      9,719,526
                                                                 --------------
Miscellaneous Industrial Technology-0.4%
Arrow Electronics, Inc.(a)                            136,200         4,738,398
Avnet, Inc.(a)                                         12,700           319,151
Tech Data Corp.(a)                                     42,875         1,780,599
                                                                 --------------
                                                                      6,838,148
                                                                 --------------
                                                                    115,787,924
                                                                 --------------
Capital Equipment-5.7%
Aerospace & Defense-1.6%
Goodrich Corp.                                        115,300         4,824,152
Northrop Grumman Corp.                                200,900        12,877,690
The Boeing Co.                                        101,300         7,363,497
                                                                 --------------
                                                                     25,065,339
                                                                 --------------
Auto Trucks - Parts-0.3%
Eaton Corp.                                            81,900         5,705,973
                                                                 --------------
Defense-0.5%
Lockheed Martin Corp.                                 108,700         7,920,969
                                                                 --------------
Electrical Equipment-2.1%
Cooper Industries, Ltd. Cl.A                           54,800         4,586,760
General Electric Co.                                  757,400        24,895,738
Hubbell, Inc. Cl.B                                     96,275         4,473,899
                                                                 --------------
                                                                     33,956,397
                                                                 --------------


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 47


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Capital Goods-1.2%
Ingersoll-Rand Co., Ltd. Cl.A                         144,000    $    5,908,320
SPX Corp.                                             132,300         6,515,775
Textron, Inc.                                          72,800         6,414,408
                                                                 --------------
                                                                     18,838,503
                                                                 --------------
                                                                     91,487,181
                                                                 --------------
Consumer Cyclicals-4.3%
Apparel Manufacturing-0.4%
Jones Apparel Group, Inc.                             136,600         3,950,472
VF Corp.                                               51,775         2,837,270
                                                                 --------------
                                                                      6,787,742
                                                                 --------------
Autos & Auto Parts-1.8%
American Axle & Manufacturing Holdings, Inc.           25,000           405,500
Autoliv, Inc.                                         162,800         8,717,940
BorgWarner, Inc.                                       64,800         3,613,896
Dana Corp.                                             53,900            94,864
Johnson Controls, Inc.                                 46,300         3,299,801
Lear Corp.                                             63,075         1,315,745
Magna International, Inc. Cl.A                         55,300         4,115,426
Toyota Motor Corp. (ADR)                               58,900         6,294,643
                                                                 --------------
                                                                     27,857,815
                                                                 --------------
Retailers-1.4%
Limited Brands, Inc.                                  282,000         6,674,940
Nordstrom, Inc.                                        29,300         1,113,400
Office Depot, Inc.(a)                                 309,400        11,039,392
Target Corp.                                           75,400         4,101,760
                                                                 --------------
                                                                     22,929,492
                                                                 --------------
Tires & Rubber Goods-0.1%
Cooper Tire & Rubber Co.                               61,700           919,330
                                                                 --------------
Toys-0.5%
Mattel, Inc.                                          455,500         7,675,175
                                                                 --------------
Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                                90,900         2,260,683
                                                                 --------------
                                                                     68,430,237
                                                                 --------------
Industrial Commodities-2.8%
Chemicals-1.4%
E.I. du Pont de Nemours & Co.                         164,400         6,615,456
Eastman Chemical Co.                                   27,800         1,371,374
PPG Industries, Inc.                                  163,400         9,906,942
The Lubrizol Corp.                                    123,500         5,342,610
                                                                 --------------
                                                                     23,236,382
                                                                 --------------
Containers - Metal/Glass/Paper-0.3%
Owens-Illinois, Inc.(a)                               275,200         5,157,248
                                                                 --------------


48 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Paper-1.1%
Kimberly-Clark Corp.                                  200,000    $   11,836,000
Smurfit-Stone Container Corp.(a)                      281,700         3,695,904
Temple-Inland, Inc.                                    40,400         1,723,868
                                                                 --------------
                                                                     17,255,772
                                                                 --------------
                                                                     45,649,402
                                                                 --------------
Services-1.3%
Railroads-1.3%
CSX Corp.                                             122,700         6,795,126
Norfolk Southern Corp.                                178,300         9,125,394
Union Pacific Corp.                                    53,000         4,693,150
                                                                 --------------
                                                                     20,613,670
                                                                 --------------
Non-Financial-0.4%
Building Materials - Cement-0.4%
Martin Marietta Materials, Inc.                        34,800         3,393,000
Vulcan Materials Co.                                   33,600         2,654,400
                                                                 --------------
                                                                      6,047,400
                                                                 --------------
Consumer Services-0.4%
Broadcasting & Cable-0.4%
CBS Corp. Cl.B                                        243,750         5,962,125
                                                                 --------------
Total Common Stocks
  (cost $1,426,019,185)                                           1,534,889,126
                                                                 --------------
SHORT-TERM INVESTMENT-3.7%
Time Deposit-3.7%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $58,879,000)                                 $ 58,879        58,879,000
                                                                 --------------
Total Investments-99.7%
  (cost $1,484,898,185)                                           1,593,768,126
Other assets less liabilities-0.3%                                    4,705,168
                                                                 --------------
Net Assets-100%                                                  $1,598,473,294
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 49


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-98.6%

Technology-31.3%
Communication Equipment-9.2%
Corning, Inc.(a)                                    2,067,500    $   50,467,675
Juniper Networks, Inc.(a)                           1,853,900        34,093,221
QUALCOMM, Inc.                                      1,308,500        61,774,285
                                                                 --------------
                                                                    146,335,181
                                                                 --------------
Computer Hardware/Storage-4.7%
Apple Computer, Inc.(a)                               753,200        51,624,328
Network Appliance, Inc.(a)                            686,300        22,757,708
                                                                 --------------
                                                                     74,382,036
                                                                 --------------
Internet Media-7.2%
Google, Inc. Cl.A(a)                                  214,825        77,899,841
Yahoo!, Inc.(a)                                     1,138,200        36,490,692
                                                                 --------------
                                                                    114,390,533
                                                                 --------------
Semiconductor Capital Equipment-0.9%
KLA-Tencor Corp.                                      267,100        13,950,633
                                                                 --------------
Semiconductor Components-8.3%
Advanced Micro Devices, Inc.(a)                       745,800        28,840,086
Broadcom Corp. Cl.A(a)                              1,426,200        64,307,358
Marvell Technology Group, Ltd.(a)                     633,000        38,752,260
                                                                 --------------
                                                                    131,899,704
                                                                 --------------
Software-1.0%
Microsoft Corp.                                       571,400        15,370,660
                                                                 --------------
                                                                    496,328,747
                                                                 --------------
Health Care-22.0%
Biotechnology-7.0%
Amgen, Inc.(a)                                        259,380        19,580,596
Genentech, Inc.(a)                                    682,300        58,466,287
Gilead Sciences, Inc.(a)                              514,000        32,006,780
                                                                 --------------
                                                                    110,053,663
                                                                 --------------
Drugs-3.1%
Teva Pharmaceutical Industries, Ltd. (ADR)          1,184,100        49,720,359
                                                                 --------------
Medical Products-4.2%
Alcon, Inc.                                           334,800        38,555,568
St. Jude Medical, Inc.(a)                             608,300        27,738,480
                                                                 --------------
                                                                     66,294,048
                                                                 --------------
Medical Services-7.7%
Caremark Rx, Inc.(a)                                  477,500        23,755,625
Medco Health Solutions, Inc.(a)                       143,600         8,001,392
UnitedHealth Group, Inc.                              741,500        43,177,545
WellPoint, Inc.(a)                                    621,000        47,686,590
                                                                 --------------
                                                                    122,621,152
                                                                 --------------
                                                                    348,689,222
                                                                 --------------


50 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Finance-15.3%
Banking - Money Center-3.1%
JPMorgan Chase & Co.                                  620,100    $   25,510,914
UBS AG                                                223,800        23,774,274
                                                                 --------------
                                                                     49,285,188
                                                                 --------------
Banking - Regional-1.0%
Northern Trust Corp.                                  305,600        16,111,232
                                                                 --------------
Brokerage & Money Management-7.9%
Franklin Resources, Inc.                              351,850        36,127,958
Legg Mason, Inc.                                      250,800        32,751,972
Merrill Lynch & Co., Inc.                             336,600        25,988,886
The Goldman Sachs Group, Inc.                         206,750        29,211,707
                                                                 --------------
                                                                    124,080,523
                                                                 --------------
Insurance-3.0%
Ace, Ltd.                                             181,200        10,098,276
American International Group, Inc.                    570,310        37,845,772
                                                                 --------------
                                                                     47,944,048
                                                                 --------------
Miscellaneous-0.3%
Nasdaq Stock Market, Inc.(a)                          110,900         4,492,559
                                                                 --------------
                                                                    241,913,550
                                                                 --------------
Consumer Services-11.9%
Broadcasting & Cable-0.7%
The E.W. Scripps Co. Cl.A                             245,150        11,786,812
                                                                 --------------
Cellular Communications-0.8%
America Movil S.A. de C.V. (ADR)                      339,900        11,804,727
                                                                 --------------
Restaurants & Lodging-1.8%
Las Vegas Sands Corp.(a)                               75,500         4,027,925
McDonald's Corp.                                      273,700         9,554,867
Starbucks Corp.(a)                                    414,300        15,047,376
                                                                 --------------
                                                                     28,630,168
                                                                 --------------
Retail - General Merchandise-8.1%
eBay, Inc.(a)                                       1,351,730        54,150,304
Lowe's Cos., Inc.                                     548,550        37,400,139
Target Corp.                                          672,800        36,600,320
                                                                 --------------
                                                                    128,150,763
                                                                 --------------
Miscellaneous-0.5%
Electronic Arts, Inc.(a)                              152,640         7,932,701
                                                                 --------------
                                                                    188,305,171
                                                                 --------------


ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 51


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Energy-8.7%
Oil Service-8.7%
Baker Hughes, Inc.                                    108,200    $    7,354,354
BJ Services Co.                                       121,100         3,791,641
GlobalSantaFe Corp.                                   309,400        17,122,196
Halliburton Co.                                       993,800        67,578,400
Nabors Industries, Ltd.(a)                            445,300        29,367,535
Schlumberger, Ltd.                                    118,800        13,662,000
                                                                 --------------
                                                                    138,876,126
                                                                 --------------
Consumer Staples-6.0%
Household Products-4.4%
The Procter & Gamble Co.                            1,152,200        69,051,346
                                                                 --------------
Retail - Food & Drug-1.6%
Walgreen Co.                                          306,500        13,749,590
Whole Foods Market, Inc.                              193,910        12,386,971
                                                                 --------------
                                                                     26,136,561
                                                                 --------------
                                                                     95,187,907
                                                                 --------------
Aerospace & Defense-2.2%
Aerospace-2.2%
The Boeing Co.                                        487,000        35,400,030
                                                                 --------------
Capital Goods-1.2%
Miscellaneous-1.2%
General Electric Co.                                  572,655        18,823,170
                                                                 --------------
Total Common Stocks
  (cost $1,382,443,546)                                           1,563,523,923
                                                                 --------------
SHORT-TERM INVESTMENT-1.2%
Time Deposit-1.2%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $18,838,000)                                 $ 18,838        18,838,000
                                                                 --------------
Total Investments-99.8%
  (cost $1,401,281,546)                                           1,582,361,923
Other assets less liabilities-0.2%                                    2,607,438
                                                                 --------------
Net Assets-100%                                                  $1,584,969,361
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


52 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-94.6%

Real Estate Investment Trusts-94.6%
Apartments-9.0%
Archstone Smith Trust                                 204,900    $    9,712,260
AvalonBay Communities, Inc.                           119,700        12,329,100
Boardwalk Real Estate Investment Trust                263,300         5,437,679
Camden Property Trust                                 118,000         7,770,300
Canadian Apartment Properties Real Estate
  Investment Trust                                    215,000         3,123,455
Equity Residential                                    278,400        12,605,952
Essex Property Trust, Inc.                             34,500         3,437,925
Mid-America Apartment Communities, Inc.                89,600         4,865,280
United Dominion Realty Trust, Inc.                    105,600         2,824,800
                                                                 --------------
                                                                     62,106,751
                                                                 --------------
Diversified-32.9%
A & J Mucklow Group Plc                               113,874           896,861
British Land Co. Plc                                  452,953         9,603,521
Canadian Real Estate Investment Trust                 218,800         4,516,739
Capital & Regional Plc                                462,389         8,489,112
Cominar Real Estate Investment Trust                  144,000         2,456,914
DB RREEF Trust                                      3,108,864         3,247,248
Eurocommercial Properties NV                           58,000         2,246,927
General Property Group                              1,717,500         5,278,424
H&R Real Estate Investment Trust                      351,800         6,924,868
Hang Lung Properties, Ltd.                          4,910,000         8,787,580
Kerry Properties, Ltd.                              3,301,500        10,514,007
Klepierre                                             126,400        14,585,683
Land Securities Group Plc                             296,130         9,553,442
Mitsui Fudosan Co., Ltd.                            1,211,000        25,155,479
New World Development Co., Ltd.                     3,207,400         5,138,713
Sino Land Co., Ltd.                                 2,932,100         4,390,949
Stockland                                           1,128,072         5,619,068
Sumitomo Realty & Development                          70,000         1,626,827
Sun Hung Kai Properties, Ltd.                       2,048,600        21,290,121
Unibail                                               160,318        26,276,269
Valad Property Group                                2,100,996         2,141,418
Vornado Realty Trust                                  169,800        15,110,502
Wereldhave NV                                          20,200         2,153,461
Westfield Group                                     2,284,164        30,107,423
                                                                 --------------
                                                                    226,111,556
                                                                 --------------
Health Care-0.7%
Ventas, Inc.                                           83,000         2,573,000
Windrose Medical Properties Trust                     134,900         1,992,473
                                                                 --------------
                                                                      4,565,473
                                                                 --------------


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 53


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Industrial-9.4%
AMB Property Corp.                                     15,300    $      820,845
Ascendas Real Estate Investment Trust              10,308,261        13,707,008
Bail Investissment Fonciere                           123,600         7,637,699
Brixton Plc                                           362,800         2,961,693
EastGroup Properties, Inc.                            114,025         5,239,449
First Potomac Realty Trust                            131,450         3,896,178
Macquarie Goodman Group                             1,618,583         6,048,585
ProLogis                                              351,300        18,450,276
Slough Estates Plc                                    133,050         1,420,683
Summit Real Estate Investment Trust                   196,600         4,458,077
                                                                 --------------
                                                                     64,640,493
                                                                 --------------
Lodging-4.7%
Equity Inns, Inc.                                     169,000         2,616,120
FelCor Lodging Trust, Inc.                            153,000         3,037,050
Host Marriott Corp.                                   506,800         9,847,124
Lasalle Hotel Properties                               70,400         2,812,480
Starwood Hotels & Resorts Worldwide, Inc.              70,100         4,451,350
Strategic Hotel Capital, Inc.                         112,000         2,419,200
Sunstone Hotel Investors, Inc.                        235,000         6,899,600
                                                                 --------------
                                                                     32,082,924
                                                                 --------------
Office-15.0%
Alexandria Real Estate Equities, Inc.                 115,600        10,175,112
Allied Properties Real Estate Investment Trust        218,100         3,385,353
Beni Stabili S.p.A.                                 2,619,150         2,813,153
Boston Properties, Inc.                               126,800        10,736,156
Brookfield Properties Corp.                           224,500         6,647,445
CarrAmerica Realty Corp.                               56,700         2,350,782
Corporate Office Properties Trust                     230,000         9,549,600
Derwent Valley Holdings Plc                           164,510         4,945,415
Dundee Real Estate Investment Trust                    51,100         1,248,666
Equity Office Properties Trust                        106,000         3,333,700
Inmobiliaria Colonial, SA                              45,200         2,901,634
Maguire Properties, Inc.                              230,000         7,783,200
Nippon Building Fund, Inc.                              2,611        25,283,804
Reckson Associates Realty Corp.                        96,400         3,942,760
SL Green Realty Corp.                                  88,400         7,682,844
                                                                 --------------
                                                                    102,779,624
                                                                 --------------
Regional Malls-8.3%
General Growth Properties, Inc.                       291,500        14,688,685
Liberty International Plc                             326,900         6,354,361
RioCan Real Estate Investment Trust                   411,800         8,272,598
Simon Property Group, Inc.                            276,100        22,908,017
The Macerich Co.                                       66,400         4,784,120
                                                                 --------------
                                                                     57,007,781
                                                                 --------------
Retail-1.5%
CapitaMall Trust                                    3,838,800         5,499,421
Hammerson Plc                                         247,900         4,955,045
                                                                 --------------
                                                                     10,454,466
                                                                 --------------


54 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Self Storage-2.3%
Public Storage, Inc.                                  179,200    $   13,981,184
Sovran Self Storage, Inc.                              32,400         1,684,800
                                                                 --------------
                                                                     15,665,984
                                                                 --------------
Shopping Centers-10.5%
Centro Properties Group                               584,127         2,941,469
Developers Diversified Realty Corp.                   130,200         6,534,738
Federal Realty Investment Trust                        78,000         5,435,820
Japan Retail Fund Investment                            1,630        12,813,531
Kimco Realty Corp.                                    281,200        10,103,516
Macquarie CountryWide Trust                         1,485,226         2,185,268
Pan Pacific Retail Properties, Inc.                    60,900         4,214,889
Primaris Retail Real Estate Investment Trust          401,300         6,341,984
Regency Centers Corp.                                 125,400         8,088,300
Rodamco Europe NV                                     110,340        10,115,514
Tanger Factory Outlet Centers, Inc.                   105,800         3,417,340
                                                                 --------------
                                                                     72,192,369
                                                                 --------------
Specialty-0.3%
Digital Realty Trust, Inc.                             88,200         2,435,202
                                                                 --------------
Total Common Stocks
  (cost $558,851,826)                                               650,042,623
                                                                 --------------
SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $8,784,000)                                  $  8,784         8,784,000
                                                                 --------------
Total Investments-95.9%
  (cost $567,635,826)                                               658,826,623
Other assets less liabilities-4.1%                                   28,303,171
                                                                 --------------
Net Assets-100%                                                  $  687,129,794
                                                                 ==============


See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 55


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.5%

Financial-33.7%
Banking-19.6%
Bank Hapoalim, Ltd.                                 1,664,800    $    7,619,028
Bank Leumi Le-Israel                                  736,900         2,658,941
Barclays Plc                                        1,831,300        21,450,038
Credit Agricole, SA                                   454,610        16,604,961
Credit Suisse Group                                   394,500        21,849,445
HBOS Plc                                              958,560        17,851,340
Kookmin Bank                                          164,700        12,483,801
Royal Bank of Scotland Group Plc                      698,900        23,377,434
Shinhan Financial Group Co., Ltd.                     233,930         9,139,238
Societe Generale                                      125,125        17,719,409
Sumitomo Mitsui Financial Group, Inc.                   2,359        25,763,545
                                                                 --------------
                                                                    176,517,180
                                                                 --------------
Financial Services-3.0%
ORIX Corp.                                            103,300        27,195,855
                                                                 --------------
Insurance-11.1%
Assurances Generales de France                        164,000        17,036,126
Aviva Plc                                           1,273,223        17,616,383
Friends Provident Plc                               2,813,720        10,201,536
ING Group NV                                          922,011        34,654,637
Muenchener Rueckversicherungs-
  Gesellschaft AG                                     148,700        20,154,826
                                                                 --------------
                                                                     99,663,508
                                                                 --------------
                                                                    303,376,543
                                                                 --------------
Energy-11.8%
Energy Sources-11.8%
BP Plc                                              1,135,800        12,564,258
Canadian Natural Resources, Ltd.                      416,400        22,750,034
China Petrolium & Chemical Corp.                   20,684,500        12,306,079
Eni SpA                                               626,100        17,898,992
MOL Magyar Olaj-es Gazipari Rt.                        69,800         7,208,785
Petroleo Brasileiro, SA (ADR)                         257,300        20,576,281
Repsol YPF, SA                                        478,100        13,363,602
                                                                 --------------
                                                                    106,668,031
                                                                 --------------
Capital Equipment-11.4%
Aerospace & Defense-3.0%
BAE Systems Plc                                     1,488,100        10,953,916
European Aeronautic Defence & Space Co.               428,190        15,697,352
                                                                 --------------
                                                                     26,651,268
                                                                 --------------


56 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Automobiles-7.1%
Continental AG                                        261,700    $   26,782,155
Honda Motor Co., Ltd.                                   5,100           297,892
Hyundai Motor Co.                                      10,800           917,887
Renault, SA                                           277,300        26,646,574
Toyota Motor Corp.                                    169,600         9,040,938
                                                                 --------------
                                                                     63,685,446
                                                                 --------------
Machinery & Engineering-1.3%
Man AG                                                186,400        11,746,332
Sumitomo Heavy Industries, Ltd.                        17,000           152,034
                                                                 --------------
                                                                     11,898,366
                                                                 --------------
                                                                    102,235,080
                                                                 --------------
Industrial Commodities-10.5%
Forest & Paper-1.3%
Svenska Cellulosa AB Cl.B(a)                          214,400         8,990,780
Votorantim Celulose e Papel, SA (ADR)                 210,300         3,104,028
                                                                 --------------
                                                                     12,094,808
                                                                 --------------
Metal - Nonferrous-1.8%
Xstrata Plc                                           541,810        15,817,707
                                                                 --------------
Metal - Steel-7.4%
Arcelor                                               837,660        30,609,153
JFE Holdings, Inc.                                    475,400        17,522,733
POSCO                                                  79,500        18,736,174
                                                                 --------------
                                                                     66,868,060
                                                                 --------------
                                                                     94,780,575
                                                                 --------------
Consumer Staples-7.7%
Beverages & Tobacco-3.3%
British American Tobacco Plc                          405,700         9,665,806
Japan Tobacco, Inc.                                     1,174        20,169,656
                                                                 --------------
                                                                     29,835,462
                                                                 --------------
Food & Household Products-4.4%
Delhaize Group                                        240,826        16,065,821
J Sainsbury Plc                                     2,501,900        14,047,869
Tate & Lyle Plc                                       885,842         9,288,839
                                                                 --------------
                                                                     39,402,529
                                                                 --------------
                                                                     69,237,991
                                                                 --------------
Technology/Electronics-7.3%
Data Processing-2.8%
Canon, Inc.                                           406,200        25,361,523
                                                                 --------------
Electrical & Electronics-1.1%
Compal Electronics, Inc. (GDR)(b)                   2,106,707        10,133,261
                                                                 --------------


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 57


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electronic Components & Instruments-3.4%
Flextronics International, Ltd.(c)                    584,400    $    6,305,676
Samsung Electronics Co., Ltd.                          12,150         8,518,048
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR)                                        1,586,834        15,439,895
                                                                 --------------
                                                                     30,263,619
                                                                 --------------
                                                                     65,758,403
                                                                 --------------
Utilities-4.7%
Utilities (Electric & Gas)-4.7%
E.ON AG                                               184,200        20,405,123
Endesa, SA                                            569,500        19,069,824
RWE AG                                                 30,500         2,615,744
                                                                 --------------
                                                                     42,090,691
                                                                 --------------
Telecommunications-2.9%
Singapore Telecommunications, Ltd.                  9,770,840        15,663,509
Vodafone Group Plc                                  5,673,200        10,869,829
                                                                 --------------
                                                                     26,533,338
                                                                 --------------
Medical-2.6%
Health & Personal Care-2.6%
AstraZeneca Plc                                        45,400         2,096,700
GlaxoSmithKline Plc                                   246,300         6,255,775
Sanofi-Synthelabo, SA                                 181,519        15,451,841
                                                                 --------------
                                                                     23,804,316
                                                                 --------------
Construction & Housing-2.3%
Building Materials-0.5%
Buzzi Unicem SpA                                      192,100         3,974,602
                                                                 --------------
Construction & Housing-1.8%
George Wimpey Plc                                     515,700         4,999,877
Persimmon Plc                                         158,400         3,877,696
Taylor Woodrow Plc                                  1,035,400         7,546,350
                                                                 --------------
                                                                     16,423,923
                                                                 --------------
                                                                     20,398,525
                                                                 --------------
Consumer Cyclical-0.8%
Leisure & Tourism-0.8%
Whitbread Plc                                         392,699         7,291,328
                                                                 --------------
Transportation-0.8%
Mitsui O.S.K. Lines, Ltd.                             972,000         7,087,295
                                                                 --------------
Total Common Stocks
  (cost $710,898,714)                                               869,262,116
                                                                 --------------


58 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.6%
Time Deposit-1.6%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $14,236,000)                                 $ 14,236    $   14,236,000
                                                                 --------------
Total Investments-98.1%
  (cost $725,134,714)                                               883,498,116
Other assets less liabilities-1.9%                                   16,678,152
                                                                 --------------
Net Assets-100%                                                  $  900,176,268
                                                                 ==============


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note C)

                                                               Value at
                   Number of     Expiration      Original    February 28,    Unrealized
Type               Contracts       Month          Value          2006       Appreciation
-------------------------------------------------------------------------------------------
EURO STOXX 50         120        March 2006    $ 5,058,318    $ 5,403,073      $344,755


FORWARD EXCHANGE CURRENCY CONTRACT (see Note C)

                                    U.S. $         U.S. $
                     Contract      Value on       Value at
                      Amount       Original     February 28,     Unrealized
                       (000)         Date           2006        Appreciation
-------------------------------------------------------------------------------
Sale Contract:
Swedish Krona
Settling 3/15/06      49,700     $ 6,308,708    $ 6,287,916        $ 20,792


(a) Position, or portion thereof, with an aggregate market value of $8,990,780 has been segregated to collateralize open forward exchange currency contracts

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of this security amounted to $10,133,261 or 1.1% of net assets.

(c)  Non-income producing security.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 59


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER
  INVESTMENTS-97.0%

Finance-29.6%
Banking - Money Center-20.6%
Anglo Irish Bank Corp. Plc                            641,283    $   10,519,226
Banco Bilbao Vizcaya Argentaria, SA                   656,674        13,354,509
BNP Paribas, SA                                       223,999        20,730,397
Credit Suisse FB Nassau Bank of America
  Warrants, expiring 9/18/08(a)                       392,000         8,515,024
Credit Suisse Group                                   332,271        18,402,882
EFG Eurobank Ergasias(a)                              197,552         7,843,992
Kookmin Bank                                           55,210         4,184,764
Mitsubishi Tokyo Financial Group, Inc.                  1,580        23,458,799
Sumitomo Mitsui Financial Group, Inc.                   2,028        22,148,567
UBS AG                                                241,879        25,698,495
                                                                 --------------
                                                                    154,856,655
                                                                 --------------
Banking - Regional-1.1%
National Bank of Greece, SA                           153,807         7,923,192
                                                                 --------------
Brokerage & Money Management-2.9%
Nomura Holdings, Inc.                               1,141,300        21,779,555
                                                                 --------------
Insurance-4.6%
ING Groep NV                                          530,017        19,921,180
Prudential Plc                                        544,852         5,764,253
QBE Insurance Group, Ltd.                             580,444         8,878,861
                                                                 --------------
                                                                     34,564,294
                                                                 --------------
Miscellaneous-0.4%
Aeon Credit Service Co., Ltd.                         118,600         3,370,199
                                                                 --------------
                                                                    222,493,895
                                                                 --------------
Technology-13.0%
Communication Equipment-1.1%
Telefonaktiebolaget LM Ericsson Cl.B                2,569,337         8,754,969
                                                                 --------------
Computer Hardware/Storage-0.4%
NEC Corp.                                             472,000         2,897,060
                                                                 --------------
Computer Services-2.5%
CapGemini, SA(a)                                      378,673        18,669,822
                                                                 --------------
Semiconductor Capital Equipment-0.8%
ASML Holding N.V.(a)                                  297,351         6,150,073
                                                                 --------------
Semiconductor Components-0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                               379,011         3,687,777
                                                                 --------------


60 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Software-3.9%
Business Objects SA(a)                                293,344    $   10,887,464
Infosys Technologies, Ltd.                             80,589         5,116,517
SAP AG                                                 65,340        13,330,213
                                                                 --------------
                                                                     29,334,194
                                                                 --------------
Miscellaneous-3.8%
Canon, Inc.                                           125,200         7,816,994
Hoya Corp.                                            521,400        20,686,104
                                                                 --------------
                                                                     28,503,098
                                                                 --------------
                                                                     97,996,993
                                                                 --------------
Consumer Manufacturing-9.4%
Appliances-0.5%
Sony Corp.                                             72,900         3,413,310
                                                                 --------------
Auto & Related-4.6%
Denso Corp.                                           373,500        13,625,417
Toyota Motor Corp.                                    401,100        21,381,605
                                                                 --------------
                                                                     35,007,022
                                                                 --------------
Building & Related-4.3%
CRH Plc                                               506,804        16,560,647
Rinker Group, Ltd.                                    451,933         5,937,290
Vinci, SA                                             110,634        10,212,096
                                                                 --------------
                                                                     32,710,033
                                                                 --------------
                                                                     71,130,365
                                                                 --------------
Health Care-8.9%
Drugs-7.8%
Novartis AG                                           357,786        19,253,547
Roche Holding AG                                      124,282        18,362,267
Sanofi-Aventis                                        110,427         9,400,120
Takeda Pharmaceutical Co., Ltd.                       109,600         6,105,204
Teva Pharmaceutical Industries, Ltd. (ADR)            135,500         5,689,645
                                                                 --------------
                                                                     58,810,783
                                                                 --------------
Medical Products-1.1%
Nobel Biocare Holding AG                               36,831         8,223,506
                                                                 --------------
                                                                     67,034,289
                                                                 --------------
Energy-7.5%
International-7.5%
Eni S.p.A.                                            542,805        15,517,749
LUKOIL (ADR)                                           95,346         7,618,145
Norsk Hydro ASA                                        86,852        10,173,232
Petroleo Brasileiro, SA (ADR)                          96,700         8,465,118
Total, SA                                              57,128        14,367,611
                                                                 --------------
                                                                     56,141,855
                                                                 --------------


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 61


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Services-7.5%
Broadcasting & Cable-1.4%
Grupo Televisa, SA (ADR)                               63,600    $    4,990,056
Societe Television Francaise 1                        189,989         5,722,229
                                                                 --------------
                                                                     10,712,285
                                                                 --------------
Cellular Communications-1.2%
America Movil SA de CV                                263,100         9,137,463
                                                                 --------------
Entertainment & Leisure-0.0%
Aristocrat Leisure, Ltd.                               30,901           274,841
                                                                 --------------
Printing & Publishing-0.7%
Naspers Ltd.                                          243,162         4,809,731
                                                                 --------------
Retail - General Merchandise-4.2%
Luxottica Group S.p.A.                                461,443        12,974,234
Marks & Spencer Group Plc                           1,282,911        11,658,867
Wal-Mart de Mexico SA de CV                         2,280,000         6,512,420
                                                                 --------------
                                                                     31,145,521
                                                                 --------------
                                                                     56,079,841
                                                                 --------------
Capital Goods-6.7%
Electrical Equipment-3.6%
Atlas Copco AB Cl.A                                   459,038        11,305,640
Sumitomo Electric Industries, Ltd.                    514,100         7,725,386
Yamada Denki Co., Ltd.                                 74,200         7,949,396
                                                                 --------------
                                                                     26,980,422
                                                                 --------------
Miscellaneous-3.1%
Nitto Denko Corp.                                     270,700        23,230,239
                                                                 --------------
                                                                     50,210,661
                                                                 --------------
Multi-Industry Companies-5.9%
Mitsubishi Corp.                                      960,200        22,277,722
Mitsui & Co., Ltd.                                  1,618,000        22,136,605
                                                                 --------------
                                                                     44,414,327
                                                                 --------------
Consumer Staples-3.5%
Alcohol-0.8%
Enterprise Inns Plc                                   394,356         6,196,362
                                                                 --------------
Food-2.7%
Nestle SA                                              67,981        19,986,657
                                                                 --------------
                                                                     26,183,019
                                                                 --------------
Basic Industry-3.3%
Mining & Metals-3.3%
BHP Billiton Plc                                      694,762        11,675,959
China Shenhua Energy Co., Ltd. Cl.H(a)              2,755,500         4,141,187
Rio Tinto Plc                                         199,633         9,395,149
                                                                 --------------
                                                                     25,212,295
                                                                 --------------


62 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Aerospace & Defense-1.7%
Aerospace-1.7%
BAE Systems Plc                                     1,784,335    $   13,134,504
                                                                 --------------
Total Common Stocks & Other Investments
  (cost $636,850,245)                                               730,032,044
                                                                 --------------
SHORT-TERM INVESTMENT-2.7%
Time Deposit-2.7%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $20,328,000)                                 $ 20,328        20,328,000
                                                                 --------------
Total Investments-99.7%
  (cost $657,178,245)                                               750,360,044
Other assets less liabilities-0.3%                                    2,457,652
                                                                 --------------
Net Assets-100%                                                  $  752,817,696
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 63


SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-92.6%

Financial-20.6%
Major Regional Banks-3.7%
Central Pacific Financial Corp.                       112,900    $    4,177,300
Trustmark Corp.                                        33,475         1,009,271
UnionBanCal Corp.                                      64,800         4,477,032
Whitney Holding Corp.                                 145,000         4,963,350
                                                                 --------------
                                                                     14,626,953
                                                                 --------------
Multi-Line Insurance-1.4%
StanCorp Financial Group, Inc.                        103,200         5,583,120
                                                                 --------------
Property - Casualty Insurance-4.7%
Old Republic International Corp.                      239,375         5,096,294
PartnerRe, Ltd.                                        14,800           897,028
Platinum Underwriters Holdings, Ltd.                  165,700         5,073,734
Radian Group, Inc.                                    106,200         6,026,850
RenaissanceRe Holdings, Ltd.                           35,000         1,559,250
                                                                 --------------
                                                                     18,653,156
                                                                 --------------
Real Estate Investment Trust-1.6%
FelCor Lodging Trust, Inc.                            310,300         6,159,455
                                                                 --------------
Savings and Loan-6.3%
Astoria Financial Corp.                               171,900         4,928,373
MAF Bancorp, Inc.                                     112,100         4,804,606
Provident Financial Services, Inc.                    261,900         4,871,340
Sovereign Bancorp, Inc.                               151,800         3,161,994
Washington Federal, Inc.                              106,300         2,515,058
Webster Financial Corp.                                97,400         4,592,410
                                                                 --------------
                                                                     24,873,781
                                                                 --------------
Miscellaneous Finance-2.9%
A.G. Edwards, Inc.                                    121,300         5,422,110
Digital Realty Trust, Inc.                             92,875         2,564,279
Sunstone Hotel Investors, Inc.                        116,950         3,433,652
                                                                 --------------
                                                                     11,420,041
                                                                 --------------
                                                                     81,316,506
                                                                 --------------
Capital Equipment-11.6%
Aerospace - Defense-1.4%
Goodrich Corp.                                        133,500         5,585,640
                                                                 --------------
Auto Trucks - Parts-2.1%
ArvinMeritor, Inc.                                     64,000         1,071,360
PACCAR, Inc.                                           32,500         2,270,775
TRW Automotive Holdings Corp.(a)                      197,000         5,043,200
                                                                 --------------
                                                                      8,385,335
                                                                 --------------


64 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electrical Equipment-3.3%
Acuity Brands, Inc.                                    50,700    $    2,002,143
Checkpoint Systems, Inc.(a)                            89,700         2,561,832
Cooper Industries, Ltd. Cl.A                           63,600         5,323,320
The Genlyte Group, Inc.(a)                             50,000         3,094,000
                                                                 --------------
                                                                     12,981,295
                                                                 --------------
Machinery-3.0%
Moog, Inc. Cl.A(a)                                    153,100         5,138,036
Terex Corp.(a)                                         82,000         6,490,300
                                                                 --------------
                                                                     11,628,336
                                                                 --------------
Miscellaneous Capital Goods-1.8%
Hanover Compressor Co.(a)                              71,050         1,085,644
SPX Corp.                                             123,850         6,099,612
                                                                 --------------
                                                                      7,185,256
                                                                 --------------
                                                                     45,765,862
                                                                 --------------
Consumer Growth-10.9%
Advertising-1.0%
The Interpublic Group of Cos., Inc.(a)                388,700         4,026,932
                                                                 --------------
Drugs-0.6%
Endo Pharmaceuticals Holdings, Inc.(a)                 69,584         2,193,288
                                                                 --------------
Entertainment-1.6%
Vail Resorts, Inc.(a)                                 190,200         6,284,208
                                                                 --------------
Hospital Management-1.0%
Universal Health Services, Inc. Cl.B                   76,300         3,832,549
                                                                 --------------
Hospital Supplies-1.2%
Owens & Minor, Inc.                                   153,400         4,891,926
                                                                 --------------
Other Medical-1.6%
PerkinElmer, Inc.                                     263,500         6,268,665
                                                                 --------------
Photography-1.5%
IKON Office Solutions, Inc.                           453,500         5,963,525
                                                                 --------------
Publishing-1.3%
The Reader's Digest Association, Inc.                 350,800         5,328,652
                                                                 --------------
Miscellaneous Consumer Growth-1.1%
URS Corp.(a)                                           98,600         4,297,974
                                                                 --------------
                                                                     43,087,719
                                                                 --------------
Consumer Cyclicals-10.6%
Autos & Auto Parts-1.0%
BorgWarner, Inc.                                       62,500         3,485,625
Dana Corp.                                            217,200           382,272
                                                                 --------------
                                                                      3,867,897
                                                                 --------------


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 65


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retailers-6.7%
AutoNation, Inc.(a)                                   161,900    $    3,385,329
BJ's Wholesale Club, Inc.(a)                          147,100         4,657,186
Borders Group, Inc.                                   180,700         4,360,291
Insight Enterprises, Inc.(a)                          182,600         3,931,378
Office Depot, Inc.(a)                                 164,100         5,855,088
Payless ShoeSource, Inc.(a)                           180,200         4,270,740
                                                                 --------------
                                                                     26,460,012
                                                                 --------------
Textiles/Shoes - Apparel Mfg.-2.9%
Jones Apparel Group, Inc.                             157,900         4,566,468
Liz Claiborne, Inc.                                   119,000         4,287,570
VF Corp.                                               43,800         2,400,240
                                                                 --------------
                                                                     11,254,278
                                                                 --------------
                                                                     41,582,187
                                                                 --------------
Technology-7.5%
Communication - Equip. Mfrs.-2.0%
ADC Telecommunications, Inc.(a)                       102,500         2,595,300
Andrew Corp.(a)                                       381,000         5,166,360
                                                                 --------------
                                                                      7,761,660
                                                                 --------------
Computer/Instrumentation-2.0%
Celestica, Inc.(a)                                    507,800         5,514,708
Sanmina-SCI Corp.(a)                                  504,600         1,947,756
Solectron Corp.(a)                                    150,700           544,027
                                                                 --------------
                                                                      8,006,491
                                                                 --------------
Semiconductors-1.8%
AVX Corp.                                              91,450         1,514,412
Vishay Intertechnology, Inc.(a)                       394,200         5,723,784
                                                                 --------------
                                                                      7,238,196
                                                                 --------------
Miscellaneous Industrial Technology-1.7%
Arrow Electronics, Inc.(a)                            107,600         3,743,404
Avnet, Inc.(a)                                         31,300           786,569
Tech Data Corp.(a)                                     53,300         2,213,549
                                                                 --------------
                                                                      6,743,522
                                                                 --------------
                                                                     29,749,869
                                                                 --------------
Utilities-6.5%
Electric Companies-6.2%
Allegheny Energy, Inc.(a)                             193,000         6,901,680
Constellation Energy Group                             40,300         2,367,222
Northeast Utilities                                   153,900         3,019,518
PNM Resources, Inc.                                   109,000         2,697,750
Puget Energy, Inc.                                    147,600         3,182,256
Wisconsin Energy Corp.                                123,500         5,047,445
WPS Resources Corp.                                    19,100         1,003,705
                                                                 --------------
                                                                     24,219,576
                                                                 --------------
Telephone-0.3%
Centennial Communications Corp. Cl.A                  169,419         1,285,890
                                                                 --------------
                                                                     25,505,466
                                                                 --------------


66 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Staples-6.1%
Foods-4.1%
Corn Products International, Inc.                      60,000    $    1,617,600
Del Monte Foods Co.                                   383,600         4,173,568
Performance Food Group Co.(a)                         207,200         6,085,464
Universal Corp.                                       108,150         4,398,460
                                                                 --------------
                                                                     16,275,092
                                                                 --------------
Restaurants-1.7%
Jack In The Box, Inc.(a)                              128,100         5,124,000
Papa John's International, Inc.(a)                     49,864         1,640,526
                                                                 --------------
                                                                      6,764,526
                                                                 --------------
Retail Stores - Food-0.3%
SUPERVALU, Inc.                                        35,000         1,106,000
                                                                 --------------
                                                                     24,145,618
                                                                 --------------
Services-5.6%
Air Transportation-0.6%
Alaska Air Group, Inc.(a)                              73,000         2,339,650
                                                                 --------------
Truckers-1.2%
CNF, Inc.                                              96,000         4,817,280
                                                                 --------------
Miscellaneous Industrial Transportation-3.8%
GATX Corp.                                            150,000         5,955,000
Laidlaw International, Inc.                           253,900         7,007,640
SEACOR Holdings, Inc.(a)                               25,700         1,875,329
                                                                 --------------
                                                                     14,837,969
                                                                 --------------
                                                                     21,994,899
                                                                 --------------
Industrial Commodities-5.2%
Aluminum-0.4%
CommScope, Inc.(a)                                     16,800           403,032
Mueller Industries, Inc.                               41,000         1,353,410
                                                                 --------------
                                                                      1,756,442
                                                                 --------------
Chemicals-0.8%
Albemarle Corp.                                        43,500         1,846,575
Chemtura Corp.                                        115,000         1,274,200
                                                                 --------------
                                                                      3,120,775
                                                                 --------------
Containers - Metal/Glass/Paper-1.6%
Ball Corp.                                             36,800         1,567,680
Owens-Illinois, Inc.(a)                               254,200         4,763,708
                                                                 --------------
                                                                      6,331,388
                                                                 --------------
Miscellaneous Metals-1.7%
Reliance Steel & Aluminum Co.                          28,300         2,331,637
Silgan Holdings, Inc.                                 112,000         4,415,040
                                                                 --------------
                                                                      6,746,677
                                                                 --------------
Miscellaneous Industrial Commodities-0.7%
United Stationers, Inc.(a)                             51,700         2,559,150
                                                                 --------------
                                                                     20,514,432
                                                                 --------------


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 67


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Non-Financial-4.1%
Building Materials - Cement-0.3%
Texas Industries, Inc.                                 18,000    $    1,091,880
                                                                 --------------
Building Material - Heat/Plumbing/Air-1.6%
Hughes Supply, Inc.                                   132,200         6,114,250
                                                                 --------------
Miscellaneous Building-2.2%
Beazer Homes USA, Inc.                                  5,550           352,147
Harsco Corp.                                           28,100         2,241,818
Quanta Services, Inc.(a)                              454,500         6,222,105
                                                                 --------------
                                                                      8,816,070
                                                                 --------------
                                                                     16,022,200
                                                                 --------------
Energy-3.9%
Offshore Drilling-1.5%
Rowan Cos., Inc.                                      149,800         6,029,450
                                                                 --------------
Oils - Integrated Domestic-0.7%
Amerada Hess Corp.                                     20,100         2,780,031
                                                                 --------------
Oils - Integrated International-1.3%
Plains Exploration & Production Co.(a)                 84,675         3,450,506
Pogo Producing Co.                                     30,525         1,521,977
                                                                 --------------
                                                                      4,972,483
                                                                 --------------
Oil Well Equipment & Services-0.4%
Todco, Cl.A                                            43,000         1,441,360
                                                                 --------------
                                                                     15,223,324
                                                                 --------------
Total Common Stocks
  (cost $344,971,273)                                               364,908,082
                                                                 --------------
SHORT-TERM INVESTMENT-7.3%
Time Deposit-7.3%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $28,784,000)                                 $ 28,784        28,784,000
                                                                 --------------
Total Investments-99.9%
  (cost $373,755,273)                                               393,692,082
Other assets less liabilities-0.1%                                      234,008
                                                                 --------------
Net Assets-100%                                                  $  393,926,090
                                                                 ==============


(a)  Non-income producing security.

See notes to financial statements.


68 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.6%

Consumer Services-27.6%
Advertising-3.2%
aQuantive, Inc.(a)                                    308,400    $    8,200,356
Getty Images, Inc.(a)                                  50,900         4,124,427
                                                                 --------------
                                                                     12,324,783
                                                                 --------------
Apparel-3.7%
Carter's, Inc.(a)                                     110,000         7,038,900
Chico's FAS, Inc.(a)                                   78,300         3,684,015
Urban Outfitters, Inc.(a)                             136,360         3,831,716
                                                                 --------------
                                                                     14,554,631
                                                                 --------------
Cellular Communications-1.7%
NeuStar, Inc. Cl.A(a)                                 224,600         6,468,480
                                                                 --------------
Entertainment & Leisure-2.4%
Activision, Inc.(a)                                   313,854         3,923,175
Gaylord Entertainment Co.(a)                          120,800         5,393,720
                                                                 --------------
                                                                      9,316,895
                                                                 --------------
Gaming-1.2%
Station Casinos, Inc.                                  68,500         4,688,825
                                                                 --------------
Restaurants & Lodging-1.7%
Orient-Express Hotels, Ltd. Cl.A                      186,900         6,519,072
                                                                 --------------
Retail - General Merchandise-3.0%
Select Comfort Corp.(a)                               158,000         5,774,900
Williams-Sonoma, Inc.(a)                              146,700         5,939,883
                                                                 --------------
                                                                     11,714,783
                                                                 --------------
Miscellaneous-10.7%
Iron Mountain, Inc.(a)                                208,000         9,089,600
Laureate Education, Inc.(a)                           143,330         7,421,627
Robert Half International, Inc.                       158,000         5,675,360
Strayer Education, Inc.                                73,700         7,099,521
The Corporate Executive Board Co.                      71,100         7,110,000
West Corp.(a)                                         123,000         5,354,190
                                                                 --------------
                                                                     41,750,298
                                                                 --------------
                                                                    107,337,767
                                                                 --------------
Technology-22.0%
Computer Services-4.6%
Alliance Data Systems Corp.(a)                        171,300         7,410,438
Cognizant Technology Solutions Corp. Cl.A(a)           50,000         2,880,500
Global Cash Access, Inc.(a)                           193,200         3,265,080
Global Payments, Inc.                                  85,400         4,445,924
                                                                 --------------
                                                                     18,001,942
                                                                 --------------
Contract Manufacturing-1.3%
Semtech Corp.(a)                                      263,300         4,944,774
                                                                 --------------


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 69


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Semiconductor Capital Equipment-1.2%
MEMC Electronic Materials, Inc.(a)                    134,900    $    4,517,801
                                                                 --------------
Semiconductor Components-6.1%
Intersil Corp. Cl.A                                   271,200         7,685,808
Lam Research Corp.(a)                                 111,500         4,805,650
Microsemi Corp.(a)                                    209,200         6,432,900
PMC-Sierra, Inc.(a)                                   465,800         4,755,818
                                                                 --------------
                                                                     23,680,176
                                                                 --------------
Software-6.9%
Business Objects S.A. (ADR)(a)                        236,900         8,834,001
Comverse Technology, Inc.(a)                          152,700         4,391,652
Electronics for Imaging, Inc.(a)                      284,300         7,624,926
Quest Software, Inc.(a)                               404,900         5,899,393
                                                                 --------------
                                                                     26,749,972
                                                                 --------------
Miscellaneous-1.9%
Amphenol Corp. Cl.A                                    81,640         4,100,777
Wind River Systems, Inc.(a)                           226,400         3,502,408
                                                                 --------------
                                                                      7,603,185
                                                                 --------------
                                                                     85,497,850
                                                                 --------------
Health Care-15.4%
Biotechnology-4.4%
Abgenix, Inc.(a)                                       76,400         1,699,136
Cubist Pharmaceuticals, Inc.(a)                       107,900         2,385,669
CV Therapeutics, Inc.(a)                               50,000         1,345,500
Nektar Therapeutics(a)                                 50,200         1,049,682
Neurocrine Biosciences, Inc.(a)                        21,300         1,397,493
PDL BioPharma, Inc.(a)                                260,600         8,159,386
ZymoGenetics, Inc.(a)                                  47,400         1,049,436
                                                                 --------------
                                                                     17,086,302
                                                                 --------------
Medical Products-3.2%
Dade Behring Holdings, Inc.                            36,148         1,318,679
Kyphon, Inc.(a)                                       121,100         4,324,481
Respironics, Inc.(a)                                  110,600         4,021,416
Ventana Medical Systems, Inc.(a)                       78,300         2,839,941
                                                                 --------------
                                                                     12,504,517
                                                                 --------------
Medical Services-7.8%
LCA-Vision, Inc.                                        9,200           401,120
Omnicare, Inc.                                         86,900         5,287,865
Psychiatric Solutions, Inc.(a)                        268,500         8,868,555
Stericycle, Inc.(a)                                    84,800         5,126,160
United Surgical Partners International, Inc.(a)       135,600         4,766,340
Wellcare Health Plans, Inc.(a)                        147,747         5,754,746
                                                                 --------------
                                                                     30,204,786
                                                                 --------------
                                                                     59,795,605
                                                                 --------------
Energy-9.6%
Domestic Producers-1.3%
Newfield Exploration Co.(a)                           134,300         5,190,695
                                                                 --------------


70 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Oil Service-5.5%
Bill Barrett Corp.(a)                                 141,400    $    4,683,168
CARBO Ceramics, Inc.                                   60,900         3,334,275
Cooper Cameron Corp.(a)                               131,600         5,329,800
Diamond Offshore Drilling, Inc.                        39,600         3,064,644
Dresser-Rand Group, Inc.(a)                           152,700         3,861,783
Superior Energy Services, Inc.(a)                      46,400         1,206,400
                                                                 --------------
                                                                     21,480,070
                                                                 --------------
Pipelines-2.3%
Grant Prideco, Inc.(a)                                215,900         8,737,473
                                                                 --------------
Miscellaneous-0.5%
EXCO Resources, Inc.(a)                               155,300         1,987,840
                                                                 --------------
                                                                     37,396,078
                                                                 --------------
Finance-7.6%
Brokerage & Money Management-5.8%
Affiliated Managers Group, Inc.(a)                     57,950         5,704,018
Blackrock, Inc. Cl.A                                   34,100         4,845,610
Lazard Ltd. Cl.A                                      176,300         6,784,024
OptionsXpress Holdings, Inc.                          160,600         4,943,268
                                                                 --------------
                                                                     22,276,920
                                                                 --------------
Real Estate Investment Trust-1.8%
CB Richard Ellis Group, Inc. Cl.A(a)                  103,400         7,101,512
                                                                 --------------
                                                                     29,378,432
                                                                 --------------
Transportation-3.7%
Air Freight-2.7%
C.H. Robinson Worldwide, Inc.                         115,800         5,190,156
Expeditors International of Washington, Inc.           65,800         5,118,582
                                                                 --------------
                                                                     10,308,738
                                                                 --------------
Miscellaneous-1.0%
BorgWarner, Inc.                                       72,400         4,037,748
                                                                 --------------
                                                                     14,346,486
                                                                 --------------
Basic Industry-3.6%
Mining & Metals-3.6%
Allegheny Technologies, Inc.                          100,080         5,055,041
Joy Global, Inc.                                      173,750         8,958,550
                                                                 --------------
                                                                     14,013,591
                                                                 --------------
Capital Goods-2.8%
Electrical Equipment-0.9%
AMETEK, Inc.                                           84,200         3,607,128
                                                                 --------------
Engineering & Construction-0.4%
Granite Construction, Inc.                             31,800         1,473,930
                                                                 --------------
Miscellaneous-1.5%
IDEX Corp.                                            118,450         5,596,763
                                                                 --------------
                                                                     10,677,821
                                                                 --------------


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 71


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Aerospace & Defense-1.6%
Aerospace-1.6%
Precision Castparts Corp.                             113,200    $    6,004,128
                                                                 --------------
Multi-Industry Companies-1.4%
Chemed Corp.                                          100,000         5,544,000
                                                                 --------------
Utilities-0.9%
Electric & Gas Utilities-0.9%
Southwestern Energy Co.(a)                            111,200         3,568,408
                                                                 --------------
Consumer Staples-0.4%
Food-0.4%
United Natural Foods, Inc.(a)                          51,700         1,719,542
                                                                 --------------
Total Common Stocks
  (cost $321,909,236)                                               375,279,708
                                                                 --------------
SHORT-TERM INVESTMENT-4.1%
Time Deposit-4.1%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $16,025,000)                                 $ 16,025        16,025,000
                                                                 --------------
Total Investments-100.7%
  (cost $337,934,236)                                               391,304,708
Other assets less liabilities-(0.7%)                                 (2,865,484)
                                                                 --------------
Net Assets-100%                                                  $  388,439,224
                                                                 ==============


(a)  Non-income producing security.

Glossary :

ADR - American Depositary Receipt

See notes to financial statements.


72 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


SHORT DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-53.1%
Collateralized Mortgage Obligations-2.3%
Fannie Mae Series 2005-69 Cl.AD
  5.00%, 8/25/35                                     $  5,953    $    5,848,406
Fannie Mae Whole Loan Series 2003-W13 Cl.AV2
  4.72%, 10/25/33                                       3,924         3,924,750
Fannie Mae-ACES Series 2000-M2 Cl.B
  7.08%, 2/17/21                                        1,009         1,011,039
Federal Home Loan Mortgage Corp.
  Series 2974 Cl. AM
  4.60%, 8/15/29                                        8,880         8,691,638
                                                                 --------------
                                                                     19,475,833
                                                                 --------------
Federal Agency-23.2%
Federal Home Loan Bank
  3.625%, 6/20/07                                      17,655        17,364,222
Federal Home Loan Mortgage Corp.
  3.25%, 11/02/07                                      15,000        14,555,205
  3.75%, 8/03/07                                        4,500         4,427,519
  3.875%, 6/15/08                                      16,380        16,014,185
  4.00%, 8/17/07                                       31,210        30,804,145
  4.90%, 11/03/08                                       8,000         7,944,616
Federal National Mortgage Association
  3.875%, 5/15/07                                      12,180        12,028,798
  4.25%, 5/15/09                                        6,095         5,973,393
  4.90%, 11/28/07                                       8,650         8,629,923
  5.00%, 2/27/08                                       13,210        13,189,868
  5.75%, 2/15/08                                       42,335        42,995,976
  6.625%, 9/15/09                                      26,000        27,407,406
                                                                 --------------
                                                                    201,335,256
                                                                 --------------
Mortgage Pass Thru's-13.1%
Federal Home Loan Mortgage Corp.
  7.00%, 5/01/35                                       11,643        12,025,091
Federal National Mortgage Association
  6.00%, 12/01/09-6/01/20                               1,863         1,896,440
  7.00%, 2/01/31-12/01/34                               1,752         1,814,380
  5.00%, TBA                                           20,795        20,515,557
  5.50%, TBA                                           21,375        21,468,515
  6.00%, TBA                                           23,820        24,035,857
  6.50%, TBA                                           31,345        32,089,444
                                                                 --------------
                                                                    113,845,284
                                                                 --------------
U.S. Treasury Notes-14.5%
  3.00%, 12/31/06                                      68,370        67,392,514
  3.50%, 5/31/07                                       45,888        45,210,418
  3.625%, 4/30/07                                         185           182,695
  3.75%, 5/15/08                                       13,506        13,248,548
                                                                 --------------
                                                                    126,034,175
                                                                 --------------


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 73


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $462,327,025)                                            $  460,690,548
                                                                 --------------
CORPORATE DEBT OBLIGATIONS-20.2%
Automotive-0.8%
Daimler-Chrysler North America Corp.
  4.125%, 3/07/07                                    $  5,895         5,816,019
  4.875%, 6/15/10                                       1,210         1,175,555
                                                                 --------------
                                                                      6,991,574
                                                                 --------------
Banking-0.4%
Washington Mutual Bank
  4.50%, 8/25/08                                        3,915         3,851,154
                                                                 --------------
Broadcasting/Media-0.8%
Time Warner, Inc.
  6.125%, 4/15/06                                       6,495         6,502,021
                                                                 --------------
Building/Real Estate-1.1%
Simon Property Group LP
  6.375%, 11/15/07                                      3,804         3,870,783
Vornado Realty L.P.
  5.625%, 6/15/07                                       5,840         5,840,491
                                                                 --------------
                                                                      9,711,274
                                                                 --------------
Cable-1.6%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                       5,495         5,706,926
Comcast Cable Communications, Inc.
  8.375%, 5/01/07                                       7,440         7,702,498
                                                                 --------------
                                                                     13,409,424
                                                                 --------------
Communications-0.9%
Sprint Capital Corp.
  6.00%, 1/15/07                                        7,590         7,641,908
                                                                 --------------
Communications - Mobile-0.5%
Cingular Wireless LLC
  5.625%, 12/15/06                                        615           617,565
New Cingular Wireless Services, Inc.
  7.35%, 3/01/06                                        4,030         4,030,000
                                                                 --------------
                                                                      4,647,565
                                                                 --------------
Financial-6.5%
CIT Group, Inc.
  7.375%, 4/02/07                                      11,265        11,511,242
Countrywide Home Loans, Inc.
  5.625%, 5/15/07                                      13,555        13,630,406
International Lease Finance Corp.
  5.625%, 6/01/07                                       9,685         9,711,982
Merrill Lynch & Co., Inc.
  6.56%, 12/16/07                                      11,885        12,176,396


74 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
The Goldman Sachs Group, Inc.
  4.125%, 1/15/08                                    $  9,800    $    9,632,734
                                                                 --------------
                                                                     56,662,760
                                                                 --------------
Food/Beverage-1.3%
General Mills, Inc.
  5.125%, 2/15/07                                       3,860         3,857,344
The Kroger Co.
  7.80%, 8/15/07                                        7,380         7,619,024
                                                                 --------------
                                                                     11,476,368
                                                                 --------------
Health Care-1.2%
Aetna, Inc.
  7.375%, 3/01/06                                         655           655,000
WellPoint, Inc.
  3.50%, 9/01/07                                          295           287,102
  3.75%, 12/14/07                                       9,886         9,641,183
                                                                 --------------
                                                                     10,583,285
                                                                 --------------
Insurance-0.9%
Marsh & Mclennan Cos., Inc.
  5.375%, 3/15/07                                       7,725         7,715,382
                                                                 --------------
Non-Air Transportation-0.4%
CSX Corp.
  6.25%, 10/15/08                                       3,765         3,855,480
                                                                 --------------
Paper/Packaging-0.1%
Weyerhaeuser Co.
  6.125%, 3/15/07                                         569           572,335
                                                                 --------------
Public Utilities - Electric & Gas-1.8%
Duke Energy Corp.
  3.75%, 3/05/08                                        5,965         5,795,206
Pacific Gas & Electric Co.
  3.60%, 3/01/09                                        3,945         3,765,514
Progress Energy, Inc.
  6.05%, 4/15/07                                        5,750         5,797,990
                                                                 --------------
                                                                     15,358,710
                                                                 --------------
Service-0.7%
Waste Management, Inc.
  6.50%, 11/15/08                                       5,623         5,800,074
                                                                 --------------
Supermarket/Drug-1.0%
Safeway, Inc.
  6.15%, 3/01/06                                        4,025         4,025,000
  6.50%, 11/15/08                                       4,495         4,594,214
                                                                 --------------
                                                                      8,619,214
                                                                 --------------
Technology-0.2%
Oracle Corp.
  5.00%, 1/15/11(a)                                     1,725         1,702,935
                                                                 --------------


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 75


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Total Corporate Debt Obligations
  (cost $176,674,659)                                            $  175,101,463
                                                                 --------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS-9.7%
Adjustable Rate Mortgage Trust
  Series 2005-11 Cl.2A41
  5.37%, 2/25/36                                     $  3,090         3,072,990
  Series 2005-11 Cl.5M1
  4.85%, 2/25/36                                        1,525         1,526,281
American Home Mortgage Investment Trust
  Series 2005-2 Cl.2A1
  5.95%, 9/25/45                                          381           386,086
  Series 2005-4 Cl.5A
  5.35%, 11/25/45                                       5,538         5,491,004
Bear Stearns Alt-A Trust
  Series 2005-10 Cl.24A1
  6.00%, 1/25/36                                        2,021         2,031,849
  Series 2006-1 Cl.22A1
  5.45%, 2/25/36                                        5,125         5,086,694
  Series 2006-2 Cl.23A1
  6.00%, 3/31/36                                        3,245         3,263,519
Citicorp Mortgage Securities, Inc.
  Series 2004-7 Cl.1A1
  5.25%, 9/25/34                                        5,612         5,545,320
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-WF2 Cl.AF3
  4.871%, 8/25/35                                       5,000         4,931,300
Commercial Mortgage Pass-Through Certificates
  Series 2005-F10A Cl.A1
  4.67%, 4/15/17                                        5,068         5,050,357
Countrywide Alternative Loan Trust
  Series 2005-17 Cl.1A2
  4.86%, 7/25/35                                        1,540         1,538,566
CS First Boston Mortgage Security Corp.
  Series 2005-11 Cl.3A6
  5.50%, 12/25/35                                       6,201         6,179,297
Deutsche Alt-A Securities, Inc. Mortgage Loan
  Series 2005-AR1 Cl.1A1
  4.89%, 8/25/35                                          407           405,746
First Horizon Mortgage Passthru Trust
  Series 2005-FA11 Cl.1A5
  5.75%, 2/25/36                                        3,515         3,535,088
Homebanc Mortgage Trust Series 2005-4 Cl.A2
  4.91%, 10/25/35                                       5,600         5,599,824
Indymac Index Mortgage Loan Trust
  Series 2005-AR21 Cl.3A2
  5.40%, 10/25/35                                           0               405
MLCC Mortgage Investors, Inc.
  Series 2004-A Cl.A1
  4.81%, 4/25/29                                          389           389,693


76 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Morgan Stanley Capital I Series 2005-XLF Cl.H
  4.96%, 3/15/06                                     $  1,000    $    1,000,000
Mortgage It Trust
  Series 2005-4 Cl.M1
  5.03%, 10/25/35                                       2,340         2,341,959
  Series 2005-5 Cl.A2
  4.89%, 12/25/35                                       2,912         2,912,104
Residential Accredit Loans, Inc.
  Series 2005-QA9 Cl.M1
  5.51%, 8/25/35                                        3,995         3,899,213
  Series 2006-QS2 Cl.1A9
  5.50%, 3/25/36                                        6,195         6,192,098
Structured Adjustable Rate Mortgage Loan Trust
  Series 2005-5 Cl.A3
  4.81%, 5/25/35                                        1,665         1,663,045
Structured Asset Securities Corp.
  Series 2002-11A Cl.1A1
  5.58%, 6/25/32                                           28            27,237
  Series 2003-21 Cl.2A1
  4.00%, 8/25/33                                        9,458         9,224,532
Washington Mutual Series 2005-AR7 Cl.A4
  4.94%, 8/25/35                                        2,418         2,380,625
                                                                 --------------
Total Collateralized Mortgage Obligations
  (cost $84,138,304)                                                 83,674,832
                                                                 --------------
ASSET BACKED SECURITIES-9.6%
Ace Securities Corp. Series 2003-OP1 Cl.A2
  4.74%, 12/25/33                                         105           105,021
American General Mortgage Loan Trust
  Series 2003-1 Cl.A3
  4.03%, 4/25/33                                        3,058         2,974,660
Asset Backed Securities Corporation Home Equity
  Series 2003-HE7 Cl.M2
  6.32%, 12/15/33                                       2,340         2,367,799
Bayview Financial Acquisition Trust
  Series 2005-C Cl.A1B
  4.85%, 6/28/44                                        2,930         2,934,571
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Cl.A3A
  4.10%, 6/15/08                                          295           291,805
Citibank Credit Card Issuance Trust
  Series 2004-A4 Cl.A4
  3.20%, 8/24/09                                        4,320         4,204,526
Citifinancial Mortgage Securities, Inc.
  Series 2004-1 Cl.AF2
  2.645%, 4/25/34                                       1,025           989,125
Credit Suisse First Boston Mortgage Securities
  Corp. Series 2005-4 Cl.A3
  1.00%, 1/25/36                                        3,480         3,417,082


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 77


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Credit-Based Asset Servicing & Securities
  Series 2003-CB1 Cl.AF
  3.45%, 1/25/33                                     $  1,548    $    1,488,083
Credit-Based Asset Servicing & Securities Trust
  Series 2003-CB3 Cl.AF1
  2.879%, 12/25/32                                      2,817         2,702,675
  Series 2005-CB4 Cl.AF2
  4.751%, 8/25/35                                       2,100         2,062,265
  Series 2005-RP2 Cl.AF2
  5.75%, 9/25/35                                        1,800         1,807,884
First Franklin Mortgage Loan Trust
  Series 2004-FF4 Cl.A2
  4.87%, 6/25/34                                        2,578         2,584,391
Home Equity Mortgage Trust
  Series 2005-3 Cl.M1
  5.12%, 11/25/35                                         650           652,542
  Series 2006-1 Cl.A2
  1.00%, 5/25/36                                        4,010         4,012,887
HSI Asset Securitization Corp.
  Series 2006-OPT1 Cl.2A1
  4.66%, 12/25/35                                       8,233         8,233,387
Ixis Real Estate Capital Trust
  Series 2004-HE4 Cl.A1
  4.95%, 2/25/35                                        3,351         3,355,264
Lehman XS Trust
  Series 2005-2 Cl.1M1
  5.08%, 8/25/35                                        5,000         5,004,000
  Series 2006-1 Cl.1M1
  5.03%, 2/25/36                                        4,000         4,003,120
Long Beach Mortgage Loan Trust
  Series 2003-1 Cl.M2
  6.63%, 3/25/33                                          700           704,263
  Series 2004-3 Cl.M3
  5.18%, 7/25/34                                          400           402,376
Master Asset Backed Securities Trust
  Series 2004-HE1 Cl.A1
  4.98%, 9/25/34                                        3,450         3,461,521
  Series 2004 WMC3 Cl.A4
  4.87%, 10/25/34                                       3,531         3,536,350
Merrill Lynch Mortgage Investors, Inc.
  Series 2004-WMC1 Cl.A2
  4.88%, 10/25/34                                          10             9,604
  Series 2005-A8 Cl.A1C1
  5.25%, 8/25/36                                        2,577         2,568,199
Morgan Stanley ABS Capital I, Inc.
  Series 2002-NC6 Cl.M2
  6.68%, 11/25/32                                       1,930         1,939,959
Providian Gateway Master Trust
  Series 2004-DA Cl.A
  3.35%, 9/15/11                                        2,900         2,824,774


78 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Renaissance Home Equity Loan Trust
  Series 2003-4 Cl.A2
  4.78%, 3/25/34                                     $      0    $          253
Residential Asset Securities Corp.
  Series 2004-KS5 Cl.A2B2
  4.80%, 9/25/33                                        5,453         5,457,447
Specialty Underwriting & Residential Finance
  Series 2005-AB2 Cl.M1
  5.03%, 6/25/36                                        2,000         2,005,080
Structured Asset Investment Loan Trust
  Series 2005-HE1 Cl.A4
  4.74%, 7/25/35                                        1,565         1,565,986
  Series 2006-1 Cl.A1
  4.66%, 1/25/36                                        5,974         5,973,591
                                                                 --------------
Total Asset Backed Securities
  (cost $83,861,855)                                                 83,640,490
                                                                 --------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES-1.9%
Asset Securitization Corp.
  Series 1996-MD6 Cl.A1C
  7.04%, 11/13/29                                         467           473,400
Banc of America Large Loan, Inc.
  Series 2005-Mib1 Cl.C
  4.88%, 3/15/22                                        2,500         2,500,000
Commercial Mortgage Pass-Through Certificates
  Series 2005-FL11 Cl.D
  4.91%, 11/15/17                                       2,500         2,499,664
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2005-TF2A Cl.F
  5.07%, 9/15/20                                        1,435         1,435,000
  Series 2005-TF2A Cl.G
  5.12%, 9/15/20                                        1,435         1,435,000
First Union-Lehman Brothers-Bank of America
  Series 1998-C2 Cl.A2
  6.56%, 11/18/35                                         600           613,534
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Cl.A2
  3.992%, 10/15/29                                        315           302,967
Lehman Brothers Commercial Mortgage Trust
  Series 2004-LLFA Cl.C
  4.88%, 10/15/17                                       2,400         2,400,192
  Series 2005-LLFA Cl.E
  4.85%, 7/15/18                                        1,000         1,000,000
Morgan Stanley Capital I Series 2005-XLF Cl.G
  4.94%, 8/15/19                                        2,000         2,000,000


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 79


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Nomura Asset Securities Corp.
  Series 1996-D5 Cl.A1B
  7.12%, 4/13/39                                     $    750    $      750,998
  Series 1998-D6 Cl.A1B
  6.59%, 3/15/30                                          820           841,410
                                                                 --------------
Total Commercial Mortgage Backed Securities
  (cost $16,386,825)                                                 16,252,165
                                                                 --------------
SHORT-TERM INVESTMENTS-17.4%
Commercial Paper-15.5%
Barclays U.S. Funding LLC
  4.505%, 3/13/06                                      30,000        29,954,950
Citigroup Funding, Inc.
  4.49%, 3/13/06                                       21,000        20,968,570
Credit Suisse First Boston New York
  4.50%, 3/13/06                                       30,000        29,955,000
Rabobank USA Financial Corp.
  4.54%, 3/01/06                                       30,000        30,000,000
Royal Bank of Scotland Plc
  4.49%, 3/13/06                                       17,000        16,974,557
  4.725%, 11/27/06                                      6,090         6,090,256
                                                                 --------------
                                                                    133,943,333
                                                                 --------------
Time Deposit-1.9%
State Street Euro Dollar
  3.85%, 3/01/06                                       16,888        16,888,000
                                                                 --------------
Total Short-Term Investments
  (amortized cost $150,831,333)                                     150,831,333
                                                                 --------------
Total Investments-111.9%
  (cost $974,220,001)                                               970,190,831
Other assets less liabilities-(11.9%)                              (102,896,120)
                                                                 --------------
Net Assets-100%                                                  $  867,294,711
                                                                 ==============


80 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                    Notional                     Payments       Payments
    Swap             Amount      Termination      made by      received by     Unrealized
Counterparty          (000)          Date        Portfolio      Portfolio     Depreciation
--------------------------------------------------------------------------------------------
Lehman Brothers      $25,000       1/27/08          BMA*          4.835%        $(96,612)


*  BMA (Bond Market Association)


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $1,702,935 or 0.2% of net assets.

Glossary of Terms:

TBA - (To Be Assigned)-Securities are purchased on a forward commitment with an appropriate principal amoount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 81


INTERMEDIATE DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-47.2%
Federal Agency-0.7%
Federal National Mortgage Association
  3.875%, 11/17/08(a)                                $  7,088    $    6,894,724
                                                                 --------------
Federal Agency - Collateralized Mortgage
  Obligations-0.4%
Fannie Mae Grantor Trust
  Series 2004-T5 Cl.AB4, 4.76%, 5/28/35(a)              2,732         2,732,126
  Series 2005-T3 Cl.AIA, 4.23%, 7/25/35(a)                630           630,188
                                                                 --------------
                                                                      3,362,314
                                                                 --------------
Mortgage Pass Thru's-38.4%
Federal Home Loan Mortgage Corp.
  4.50%, 7/01/35-1/01/36(a)                            17,909        16,866,245
  6.00%, 9/01/20(a)                                     1,974         2,007,557
  6.00%, TBA                                            4,450         4,491,719
Federal National Mortgage Association
  5.00%, 12/01/20(a)                                   15,643        15,398,182
  5.50%, 2/01/14-2/01/35(a)                            78,014        77,767,352
  6.50%, 1/01/36(a)                                     3,770         3,864,545
  6.00%, 2/01/17-9/01/35(a)                            20,900        21,150,005
  4.50%, TBA                                           27,050        26,238,500
  5.00%, TBA                                           36,540        35,648,031
  5.50%, TBA                                           74,970        74,301,944
  6.00%, TBA                                           43,930        44,328,093
  6.50%, TBA                                           33,340        34,131,825
                                                                 --------------
                                                                    356,193,998
                                                                 --------------
U.S. Treasury Bond-5.1%
  5.375%, 2/15/31(a)                                   30,486        33,935,918
  7.25%, 5/15/16(a)                                    10,710        12,962,441
                                                                 --------------
                                                                     46,898,359
                                                                 --------------
U.S. Treasury Notes-2.6%
  4.50%, 11/15/15(a)                                   24,385        24,209,721
                                                                 --------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $438,535,120)                                               437,559,116
                                                                 --------------
CORPORATE DEBT OBLIGATIONS-20.4%
Aerospace/Defense-0.2%
Raytheon Co.
  6.75%, 8/15/07(a)                                     1,153         1,176,053
Textron, Inc.
  6.375%, 11/15/08(a)                                     875           898,435
                                                                 --------------
                                                                      2,074,488
                                                                 --------------


82 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Automotive-0.1%
DaimlerChrysler North America Holding Corp.
  4.875%, 6/15/10(a)                                 $    698    $      678,130
                                                                 --------------
Banking-2.1%
Bank of America Corp.
  4.50%, 8/01/10(a)                                     3,496         3,407,607
Barclays Bank Plc
  8.55%, 9/29/49(a)(b)                                    961         1,095,439
HSBC Finance Corp.
  4.75%, 4/15/10(a)                                     1,570         1,539,332
JPMorgan Chase & Co.
  6.75%, 2/01/11(a)                                     2,530         2,687,606
Mizuho Financial Group
  8.375%, 4/27/09(a)                                      925           994,375
RBS Capital Trust III
  5.512%, 9/30/14(a)                                      562           552,013
Resona Bank Ltd.
  5.85%, 4/15/16(a)(b)                                    330           327,579
Sanwa Bank, Ltd.
  7.40%, 6/15/11(a)                                       170           185,295
Sumitomo Mitsui Banking Corp.
  5.625%, 10/15/15(a)(b)                                  573           566,207
Suntrust Bank Series CD
  4.9425%, 6/02/09(a)                                     591           592,064
The Huntington National Bank Series BKNT
  4.375%, 1/15/10(a)                                      517           500,913
UFJ Finance Aruba AEC
  6.75%, 7/15/13(a)                                     1,913         2,060,278
Washington Mutual, Inc.
  4.00%, 1/15/09(a)                                     2,185         2,114,872
Wells Fargo & Co.
  4.20%, 1/15/10(a)                                     1,808         1,748,591
Zions Bancorp
  5.50%, 11/16/15(a)                                      960           957,773
                                                                 --------------
                                                                     19,329,944
                                                                 --------------
Broadcasting/Media-0.7%
BSKYB Finance United Kingdom Plc
  5.625%, 10/15/15(a)(b)                                1,465         1,445,457
News America, Inc.
  6.55%, 3/15/33(a)                                       928           950,640
Time Warner Entertainment Co.
  8.375%, 3/15/23(a)                                    2,050         2,412,528
Time Warner, Inc.
  6.875%, 5/01/12(a)                                    1,010         1,075,303
WPP Finance Corp.
  5.875%, 6/15/14(a)                                      886           889,075
                                                                 --------------
                                                                      6,773,003
                                                                 --------------


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 83


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Building/Real Estate-0.2%
iStar Financial, Inc.
  5.15%, 3/01/12(a)                                  $    414    $      403,597
Simon Property Group L.P.
  6.375%, 11/15/07(a)                                   1,015         1,032,819
                                                                 --------------
                                                                      1,436,416
                                                                 --------------
Cable-0.5%
British Sky Broadcasting Group Plc
  6.875%, 2/23/09(a)                                      489           507,859
Comcast Cable Communications, Inc.
  6.875%, 6/15/09(a)                                    1,463         1,524,698
Comcast Corp.
  5.30%, 1/15/14(a)                                     1,263         1,228,356
  5.50%, 3/15/11(a)                                     1,597         1,592,736
                                                                 --------------
                                                                      4,853,649
                                                                 --------------
Chemicals-0.2%
Lubrizol Corp.
  4.625%, 10/01/09(a)                                     805           783,659
Prologis Trust
  7.05%, 7/15/06(a)                                       720           723,667
                                                                 --------------
                                                                      1,507,326
                                                                 --------------
Communications-1.2%
AT&T Corp.
  8.00%, 11/15/31(a)                                      500           625,613
British Telecommunications Plc
  8.375%, 12/15/10(a)                                   2,721         3,060,213
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13(a)                                      940         1,077,737
  9.455%, 11/15/22(a)                                   1,356         1,764,187
Sprint Capital Corp.
  8.375%, 3/15/12(a)                                    3,219         3,698,061
Verizon Global Funding Corp.
  4.90%, 9/15/15(a)                                     1,085         1,035,112
                                                                 --------------
                                                                     11,260,923
                                                                 --------------
Communications - Mobile-1.1%
Cingular Wireless LLC
  5.625%, 12/15/06(a)                                   1,644         1,650,856
New Cingular Wireless Services, Inc.
  7.35%, 3/01/06(a)                                     1,050         1,050,000
  7.875%, 3/01/11(a)                                    3,125         3,465,259
  8.75%, 3/01/31(a)                                     1,464         1,942,812
Telus Corp.
  7.50%, 6/01/07(a)                                     1,714         1,759,378
                                                                 --------------
                                                                      9,868,305
                                                                 --------------
Conglomerate/Miscellaneous-0.2%
Hutchison Whampoa International, Ltd.
  7.45%, 11/24/33(a)(b)                                 1,449         1,677,135
                                                                 --------------


84 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Manufacturing-0.2%
Fortune Brands, Inc.
  2.875%, 12/01/06(a)                                $    902    $      884,454
Textron Financial Corp.
  4.125%, 3/03/08(a)                                    1,315         1,290,375
                                                                 --------------
                                                                      2,174,829
                                                                 --------------
Energy-0.8%
Amerada Hess Corp.
  7.30%, 8/15/31(a)                                     1,160         1,362,243
  7.875%, 10/01/29(a)                                     628           769,098
Conoco, Inc.
  6.95%, 4/15/29(a)                                     1,182         1,404,617
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                      506           554,522
Enterprise Products Operating L.P. Series B
  5.60%, 10/15/14(a)                                      808           801,960
Valero Energy Corp.
  6.875%, 4/15/12(a)                                    1,493         1,610,316
  7.50%, 4/15/32(a)                                       585           710,637
                                                                 --------------
                                                                      7,213,393
                                                                 --------------
Financial-5.7%
American General Finance Corp.
  4.625%, 5/15/09(a)                                    2,620         2,582,715
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                                    1,656         1,589,720
Boeing Capital Corp.
  4.75%, 8/25/08(a)                                       645           639,957
  6.50%, 2/15/12(a)                                       205           218,945
BOI Capital Funding Number 2
  5.571%, 8/01/49(a)(b)                                   375           370,044
Capital One Financial Corp.
  4.80%, 2/21/12(a)                                       665           640,618
CIT Group, Inc.
  4.99%, 5/18/07(a)                                       466           467,263
  7.75%, 4/02/12(a)                                     3,143         3,512,834
Citigroup, Inc.
  4.60%, 6/09/09(a)                                       421           421,880
  4.625%, 8/03/10(a)                                    2,357         2,307,692
  5.00%, 9/15/14(a)                                     1,325         1,296,603
Core Investment Grade Trust
  4.659%, 11/30/07(a)                                   3,990         3,915,706
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                                     1,847         1,727,523
  4.25%, 12/19/07(a)                                    1,855         1,822,988
Credit Suisse First Boston USA, Inc.
  4.125%, 1/15/10(a)                                    1,265         1,215,419
  5.50%, 8/15/13(a)                                     1,117         1,128,138


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 85


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
General Electric Capital Corp.
  4.00%, 2/17/09(a)                                  $  4,160    $    4,030,686
  4.375%, 11/21/11(a)                                   1,213         1,162,812
  4.56%, 6/22/07(a)                                     3,448         3,451,476
  6.75%, 3/15/32(a)                                     1,134         1,327,176
HSBC Finance Corp.
  6.50%, 11/15/08(a)                                    2,426         2,506,488
  7.00%, 5/15/12(a)                                       440           476,248
iStar Financial, Inc.
  6.00%, 12/15/10(a)                                      715           729,185
Kinder Morgan Finance Corp.
  5.35%, 1/05/11(a)                                     2,260         2,245,495
MBNA Corp.
  4.625%, 9/15/08(a)                                    1,362         1,345,570
Merrill Lynch & Co., Inc.
  4.79%, 8/04/10(a)                                     4,212         4,125,233
Resona Preferred Global Securities
  7.191%, 12/29/49(a)(b)                                  619           658,739
SLM Corp.
  4.50%, 7/26/10(a)                                     2,074         2,005,610
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                                     1,016           976,165
  5.125%, 1/15/15(a)                                      828           808,858
Washington Mutual Finance Corp.
  6.875%, 5/15/11(a)                                    3,217         3,448,482
                                                                 --------------
                                                                     53,156,268
                                                                 --------------
Food/Beverage-1.0%
Conagra Foods, Inc.
  6.75%, 9/15/11(a)                                       287           301,803
  7.875%, 9/15/10(a)                                      962         1,047,328
General Mills, Inc.
  5.125%, 2/15/07(a)                                    3,345         3,342,699
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                                   3,245         3,115,781
Kroger Co.
  7.80%, 8/15/07(a)                                     1,540         1,589,877
                                                                 --------------
                                                                      9,397,488
                                                                 --------------
Healthcare-1.0%
Aetna, Inc.
  7.375%, 3/01/06(a)                                    1,845         1,845,000
Humana, Inc.
  6.30%, 8/01/18(a)                                     1,094         1,141,853
WellPoint, Inc.
  3.50%, 9/01/07(a)                                     2,200         2,141,102
  3.75%, 12/14/07(a)                                      412           401,797
  4.25%, 12/15/09(a)                                    2,555         2,463,546
Wyeth
  5.50%, 2/01/14(a)                                     1,267         1,275,453
                                                                 --------------
                                                                      9,268,751
                                                                 --------------


86 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Industrial-0.1%
Tyco International Group SA
  6.00%, 11/15/13(a)                                 $  1,250    $    1,276,321
                                                                 --------------
Insurance-0.7%
Assurant, Inc.
  5.625%, 2/15/14(a)                                    1,028         1,028,314
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                    993           977,331
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(a)(b)                                   646           633,287
Royal & Sun Alliance Insurance Group Plc
  8.95%, 10/15/29(a)                                    1,108         1,439,786
Zurich Capital Trust I
  8.376%, 6/01/37(a)(b)                                 2,541         2,728,566
                                                                 --------------
                                                                      6,807,284
                                                                 --------------
Metals / Mining-0.1%
Ispat Inland ULC
  9.75%, 4/01/14(a)                                       602           684,775
Teck Cominco Ltd.
  6.125%, 10/01/35(a)                                     530           525,532
                                                                 --------------
                                                                      1,210,307
                                                                 --------------
Paper/Packaging-0.4%
International Paper Co.
  5.30%, 4/01/15(a)                                     1,395         1,332,031
Packaging Corp. of America
  5.75%, 8/01/13(a)                                     1,099         1,083,031
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                                    1,083         1,097,100
                                                                 --------------
                                                                      3,512,162
                                                                 --------------
Petroleum Products-0.1%
Tengizchevroil Finance Co.
  6.124%, 11/15/14(a)(b)                                  380           381,425
                                                                 --------------
Public Utilities - Electric & Gas-2.3%
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                                     1,805         1,910,925
CE Electric UK Funding Co.
  6.995%, 12/30/07(a)(b)                                  700           712,830
Consumers Energy Co.
  4.25%, 4/15/08(a)                                       734           718,521
Duke Capital LLC
  8.00%, 10/01/19(a)                                    1,829         2,161,452
Exelon Corp.
  6.75%, 5/01/11(a)                                     1,870         1,975,245
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                    1,675         1,751,703
  7.375%, 11/15/31(a)                                   2,246         2,619,171
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)(b)                                  933           957,372


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 87


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
NiSource Finance Corp.
  7.875%, 11/15/10(a)                                $    856    $      938,665
Pacific Gas & Electric Co.
  4.80%, 3/01/14(a)                                     1,700         1,641,210
  6.05%, 3/01/34(a)                                     1,109         1,147,621
Progress Energy, Inc.
  7.10%, 3/01/11(a)                                     1,222         1,307,421
Public Service Co. of Colorado
  7.875%, 10/01/12(a)                                     874         1,005,568
SPI Electricity & Gas Australia Holdings Pty Ltd.
  6.15%, 11/15/13(a)(b)                                 1,447         1,515,699
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                                    1,110         1,181,858
                                                                 --------------
                                                                     21,545,261
                                                                 --------------
Public Utilities - Telephone-0.6%
Bell Atlantic New Jersey, Inc. Series A
  5.875%, 1/17/12(a)                                    1,435         1,445,352
Telecom Italia Capital
  4.00%, 11/15/08(a)                                      820           791,820
  4.00%, 1/15/10(a)                                     2,995         2,833,177
  6.375%, 11/15/33(a)                                     375           371,011
                                                                 --------------
                                                                      5,441,360
                                                                 --------------
Service-0.3%
Pershing Road Development Co. LLC
  4.81%, 9/01/26(a)(b)                                  1,143         1,143,000
Waste Management, Inc.
  6.875%, 5/15/09(a)                                    1,435         1,501,573
                                                                 --------------
                                                                      2,644,573
                                                                 --------------
Supermarket/Drug-0.1%
Safeway, Inc.
  4.80%, 7/16/07(a)                                       620           616,031
  6.50%, 3/01/11(a)                                       453           467,567
                                                                 --------------
                                                                      1,083,598
                                                                 --------------
Technology-0.5%
Cisco Systems, Inc.
  5.25%, 2/22/11(a)                                       780           781,335
IBM Corp.
  4.375%, 6/01/09(a)                                      455           445,677
Motorola, Inc.
  7.625%, 11/15/10(a)                                     146           160,636
Oracle Corp. / Ozark Holding, Inc.
  5.25%, 1/15/16(a)(b)                                  3,500         3,439,009
                                                                 --------------
                                                                      4,826,657
                                                                 --------------
Total Corporate Debt Obligations
  (cost $192,426,397)                                               189,398,996
                                                                 --------------


88 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
NON U.S. DOLLAR SOVEREIGN DEBT-9.3%
Japan Government
  0.70%, 6/20/10(a)                        JPY      4,089,800    $   34,879,947
Poland (Govt of)
  6.25%, 10/24/15(a)                       PLZ         13,095         4,628,099
Sweden (Kingdom of) Series 1043
  5.00%, 1/28/09(a)                        SEK        123,575        16,519,874
  5.25%, 3/15/11(a)                                   116,620        16,154,584
United Mexican States
  10.00%, 12/05/24(a)                      MXP        121,510        13,769,200
                                                                 --------------
Total Non U.S. Dollar Sovereign Debt
  (cost $84,724,219)                                                 85,951,704
                                                                 --------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES-7.8%
Banc of America Commercial Mortgage, Inc.
  Series 2004-3 Cl.A5
  5.30%, 6/10/39(a)                                  $  4,635         4,677,828
  Series 2004-4 Cl.A3
  4.128%, 7/10/42(a)                                    1,035         1,000,855
  Series 2004-6 Cl.A2
  4.161%, 12/10/42(a)                                   3,865         3,733,165
  Series 2005-1 Cl.A3
  4.877%, 11/10/42(a)                                   5,346         5,284,200
Bear Stearns Commercial Mortgage Securities,
  Inc.
  Series 2005-PWR7 Cl.A3
  5.116%, 2/11/41(a)                                    2,500         2,467,500
  Series 2005-TI8 Cl.A4
  4.933%, 2/13/42(a)                                    4,235         4,129,718
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Cl.A2
  3.861%, 3/15/36(a)                                      899           871,131
  Series 2004-C5 Cl.A2
  4.183%, 11/15/37(a)                                   1,154         1,112,202
  Series 2005-C1 Cl.A4
  5.014%, 2/15/38(a)                                    1,516         1,485,165
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Cl.A3FX
  4.863%, 7/10/45(a)                                    3,265         3,215,894
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Cl.A4
  4.111%, 7/05/35(a)                                    1,102         1,026,899
  Series 2005-GG3 Cl.A2
  4.305%, 8/10/42(a)                                    1,823         1,769,622


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 89


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage
  Securities
  Series 2004-C1 Cl.A2
  4.302%, 1/15/38(a)                                 $  1,720    $    1,647,038
  Series 2005-CDP1 Cl.A2
  4.625%, 3/15/46(a)                                    4,953         4,849,086
  Series 2005-CDP1 Cl.A4
  5.038%, 3/15/46(a)                                    1,846         1,809,818
  Series 2005-CDP3 Cl.A2
  4.851%, 8/15/42(a)                                    2,810         2,764,422
  Series 2005-CDP4 Cl.A2
  4.79%, 10/15/42(a)                                    1,045         1,025,553
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Cl.A2
  3.992%, 10/15/29(a)                                   3,480         3,347,064
  Series 2004-C8 Cl.A2
  4.201%, 12/15/29(a)                                   1,084         1,047,968
  Series 2005-C1 Cl.A4
  4.742%, 2/15/30(a)                                    4,209         4,050,531
  Series 2005-C7 Cl.A4
  5.197%, 11/15/30(a)                                   2,380         2,362,507
  Series 2006-C1 Cl.A4
  5.156%, 2/15/31(a)                                    2,555         2,529,603
Merrill Lynch Mortgage Trust
  Series 2004-KEY2 Cl.A2
  4.166%, 8/12/39(a)                                    2,867         2,757,910
  Series 2005-CK11 Cl.A6
  5.24%, 11/12/37(a)                                    2,100         2,102,100
  Series 2005-MKB2 Cl.A2
  4.806%, 9/12/42(a)                                    2,230         2,195,636
Morgan Stanley Capital I
  Series 2004-T13 Cl.A2
  3.94%, 9/13/45(a)                                     4,565         4,361,356
  Series 2005-HQ5 Cl.A4
  5.168%, 1/14/42(a)                                    5,186         5,136,629
                                                                 --------------
Total Commercial Mortgage Backed Securities
  (cost $74,337,641)                                                 72,761,400
                                                                 --------------
ASSET BACKED SECURITIES-5.8%
Aegis Asset Backed Securities Trust
  Series 2004-3 Cl.A2A
  4.78%, 9/25/34(a)                                       988           988,435
American Express Credit Account Master Trust
  Series 2005-1 Cl.A
  4.60%, 10/15/12(a)                                    1,298         1,298,000
Asset Backed Funding Certificates
  Series 2003-WF1 Cl.A2
  5.28%, 12/25/32(a)                                      956           960,915


90 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Bank One Issuance Trust
  Series 2004-A4 Cl.A4
  4.61%, 2/16/10(a)                                  $  2,158    $    2,159,360
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Cl.1A1
  4.73%, 4/25/22(a)                                       538           538,688
C Bass Trust
  Series 2005-CB7, Cl.AF2
  5.147%, 11/25/35(a)                                   1,805         1,791,715
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Cl.A3A
  4.10%, 6/15/08(a)                                     1,620         1,602,455
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Cl.AFPT
  3.36%, 1/25/33(a)                                       818           760,308
Credit Suisse First Boston Mortgage
  Series 2005-2 Cl.A1
  4.76%, 7/25/35(a)                                       984           984,144
  Series 2005-4 Cl.A3
  4.742%, 1/25/36(a)                                    2,070         2,032,574
  Series 2006-1 Cl.A2
  5.30%, 5/25/36(a)                                     1,040         1,040,749
Discover Card Master Trust I
  Series 2004-1 Cl.A
  4.60%, 4/16/10(a)                                     2,457         2,458,548
Ford Credit Floorplan Master Owner Trust
  Series 2004-1 Cl.A
  4.61%, 7/15/09(a)                                       300           299,695
GE-WMC Mortgage Securities LLC
  Series 2005-2 Cl.A2B
  4.75%, 12/25/35(a)                                    2,190         2,190,000
Household Home Equity Loan Trust
  Series 2005-3 Cl.A1
  4.83%, 1/20/35(a)                                     2,318         2,322,676
Lehman XS Trust
  Series 2005-4 Cl.1M1
  5.08%, 10/25/35(a)                                    4,750         4,754,037
Master Asset Backed Securities Trust
  Series 2004-HE1 Cl.A1
  4.98%, 9/25/34(a)                                     3,487         3,498,831
MBNA Credit Card Master Note Trust
  Series 2001-A5 Cl.A5
  4.78%, 3/15/11(a)                                     7,841         7,881,460
Morgan Stanley ABS Capital I
  Series 2004-HE4 Cl.A3
  4.78%, 5/25/34(a)                                        99            98,612
Novastar Home Equity Loan
  Series 2001-1 Cl.A1
  5.14%, 7/25/31(a)                                     1,228         1,228,495


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 91


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
RAAC Series
  Series 2004-SP1 Cl.AI1
  4.76%, 6/25/13(a)                                  $      1    $          615
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Cl.AIA2
  4.75%, 3/25/35(a)                                     2,175         2,169,910
  4.78%, 4/25/35(a)                                     3,085         3,085,000
Residential Asset Securities Corp.
  Series 2002-KS7 Cl.A2
  4.95%, 11/25/32(a)                                      281           281,199
  4.73%, 10/25/21(a)                                       50            49,655
Residential Funding Mortgage Securities II
  Series 2005-HI2 Cl.A3
  4.46%, 5/25/35(a)                                     1,490         1,462,763
Saxon Asset Securities Trust
  Series 2005-4 Cl.A2B
  4.76%, 11/25/37(a)                                    2,250         2,250,698
SLM Student Loan Trust
  Series 2003-C Cl.A1
  4.59%, 9/15/16(a)                                     1,203         1,204,359
Specialty Underwriting & Residential Financing, Inc.
  Series 2006-BC1 Cl.A2A
  4.65%, 12/25/36(a)                                    2,210         2,210,000
Structured Asset Investment Loan Trust
  Series 2004-5 Cl.A2
  4.76%, 5/25/34(a)                                       294           294,253
  Series 2006-1 Cl.A1
  4.66%, 1/25/36(a)                                     2,006         2,006,020
                                                                 --------------
Total Asset Backed Securities
  (cost $54,011,366)                                                 53,904,169
                                                                 --------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS-3.8%
American Home Mortgage Investment
  Trust Series 2005-4 Cl.5A
  5.35%, 11/25/45(a)                                    4,671         4,631,543
Bear Stearns Alt-A Trust
  Series 2005-10 Cl.24A1
  6.00%, 1/25/36(a)                                     4,237         4,260,173
  Series 2006-1 Cl.22A1
  5.45%, 2/25/36(a)                                     5,306         5,266,133
  Series 2006-2 Cl.23A1
  6.00%, 3/31/36(a)                                     4,510         4,535,739
Citigroup Mortgage Loan Trust
  Series 2006-AR1 Cl.A1
  5.50%, 2/25/36(a)                                     6,090         6,075,871
HSI Asset Securitization Corp. Trust
  Series 2006-OPT2 Cl.2A1
  4.685%, 1/25/36(a)                                    2,210         2,209,801


92 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
JP Morgan Alternative Loan Trust
  Series 2006-S1 Cl.3A1
  4.68%, 3/25/36(a)                                  $  2,085    $    2,085,000
Residential Accredit Loans, Inc.
  Series 2006-QS2 Cl.1A9
  5.50%, 2/25/36                                        5,125         5,122,599
Washington Mutual
  Series 2005-AR2 Cl.2A22
  4.80%, 1/25/45(a)                                       887           887,621
                                                                 --------------
Total Collateralized Mortgage Obligations
  (cost $35,156,132)                                                 35,074,480
                                                                 --------------
U.S. DOLLAR SOVEREIGN DEBT-0.6%
Korea Development Bank
  4.625%, 9/16/10(a)                                    1,335         1,299,006
Russian Federation
  5.00%, 3/31/30(a)                                     3,986         4,494,215
                                                                 --------------
Total U.S. Dollar Sovereign Debt
  (cost $5,711,678)                                                   5,793,221
                                                                 --------------
SHORT-TERM INVESTMENTS-30.0%
U.S. Government & Government
  Sponsored Agency Obligations -23.4%
Federal Home Loan Bank
  zero coupon, 4/12/06(c)                              73,150        72,781,324
Federal Home Loan Mortgage Corp.
  zero coupon, 3/03/06                                 73,565        73,547,641
Federal National Mortgage Association
  zero coupon, 4/18/06                                 71,545        71,123,362
                                                                 --------------
                                                                    217,452,327
                                                                 --------------
Time Deposit-6.6%
State Street Euro Dollar
  3.85%, 3/01/06                                       61,293        61,293,000
                                                                 --------------
Total Short-Term Investments
  (amortized cost $278,745,327)                                     278,745,327
                                                                 --------------
Total Investments-124.9%
  (cost $1,163,647,880)                                           1,159,188,413
Other assets less liabilities-(24.9%)                              (231,030,702)
                                                                 --------------
Net Assets-100%                                                  $  928,157,711
                                                                 ==============


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 93


CREDIT DEFAULT SWAP CONTRACT (see Note C)

                           Notional
Swap Counterparty &         Amount     Interest   Termination     Unrealized
Referenced Obligation       (000)        Rate         Date       Appreciation
-------------------------------------------------------------------------------
Buy Contracts:
JP Morgan Chase
Dow Jones High Volume
0.40%, 6/30/10             14,000        0.90%      6/30/10         $5,131


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                         Rate Type
                                              ------------------------------
                                                  Payments       Payments
                    Notional                        made         received        Unrealized
      Swap           Amount     Termination         by the         by the       Appreciation/
 Counterparty        (000)          Date          Portfolio      Portfolio     (Depreciation)
-------------------------------------------------------------------------------------------------
Lehman Brothers      23,000      1/23/2008     3 Month LIBOR*      4.777%         $(118,082)
Lehman Brothers      20,120      11/2/2007     3 Month LIBOR*      4.814%          164,100



FINANCIAL FUTURES CONTRACTS PURCHASED (see Note C)

                                                                  Value at
                    Number of     Expiration      Original      February 28,     Unrealized
     Type           Contracts       Month          Value           2006         Depreciation
-------------------------------------------------------------------------------------------------
Japan
Government Bonds
10 Yr Future           15         March 2006     $17,810,904     $17,622,133      $(188,772)


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                         U.S. $
                        Contract        Value on        U.S. $     Unrealized
                         Amount        Origination     Current    Appreciation/
                          (000)           Date          Value    (Depreciation)
-------------------------------------------------------------------------------
Purchase Contracts

Japanese Yen
  Settling 3/01/06    4,089,886,838    $34,990,990    $35,336,891    $ 345,901

Sales Contracts

Japanese Yen
  Settling 3/01/06    4,089,886,838    $35,307,563    $35,336,891      (29,328)

Japanese Yen
  Settling 4/03/06    4,089,886,838     35,136,485     35,489,542     (353,057)

Mexican Peso
  Settling 3/23/06      137,872,371     13,175,247     13,138,496       36,751

Polish Zloty
  Settling 3/10/06       14,648,853      4,578,768      4,616,345      (37,577)

Swedish Krona
  Settling 3/20/06      269,976,187     34,613,264     34,169,227      444,037



94 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


*  LIBOR (London Interbank Offered Rate)

(a) Positions, or portion thereof, with an aggregate market value of $661,302,975 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to quailified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $18,629,119 or 2.0% of net assets.

(c) Represents entire or partial position segregated as collateral for open futures contracts.

Glossary:

TBA - (To be Assigned)-Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 95


INFLATION PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-96.7%
U.S. Treasury Inflation Index Securities-96.7%
  3.625%, 1/15/08                                    $ 26,578    $   27,518,712
  3.875%, 1/15/09                                      25,426        26,900,490
  4.25%, 1/15/10                                       31,008        33,769,308
  0.875%, 4/15/10                                      25,974        24,901,799
  3.50%, 1/15/11                                       36,777        39,493,814
  3.375%, 1/15/12                                      18,944        20,466,290
  3.00%, 7/15/12                                       44,358        47,154,266
  1.875%, 7/15/13                                      36,587        36,353,866
  2.00%, 1/15/14                                        2,967         2,968,548
  2.00%, 7/15/14                                       54,330        54,399,757
  1.625%, 1/15/15                                      68,941        66,891,176
  3.625%, 4/15/28                                       2,848         3,720,395
                                                                 --------------
Total U.S. Government & Government Sponsored
  Agency Obligations
  (cost $387,813,469)                                               384,538,421
                                                                 --------------
SHORT-TERM INVESTMENT-2.8%
Time Deposit-2.8%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $11,054,000)                                   11,054        11,054,000
                                                                 --------------
Total Investments-99.5%
  (cost $398,867,469)                                               395,592,421
Other assets less liabilities-0.5%                                    1,804,198
                                                                 --------------
Net Assets-100%                                                  $  397,396,619
                                                                 ==============


See notes to financial statements.


96 o ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-93.7%
Aerospace/Defense-1.3%
DRS Technologies, Inc.
  6.875%, 11/01/13(a)                                $    926    $      923,685
L-3 Communications Corp.
  5.875%, 1/15/15(a)                                      978           938,880
Sequa Corp.
  9.00%, 8/01/09(a)                                       601           647,578
TransDigm, Inc.
  8.375%, 7/15/11(a)                                    1,308         1,366,860
                                                                 --------------
                                                                      3,877,003
                                                                 --------------
Automotive-4.7%
Affinia Group, Inc.
  9.00%, 11/30/14(a)                                       45            37,238
Asbury Automotive Group, Inc.
  8.00%, 3/15/14(a)                                       560           564,900
Ford Motor Co.
  7.45%, 7/16/31(a)                                     1,660         1,178,600
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                                     1,298         1,195,756
  7.00%, 10/01/13(a)                                      704           618,696
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                                    1,355         1,213,232
  8.00%, 11/01/31(a)                                    2,328         2,126,018
Hertz Corp.
  8.875%, 1/01/14(a)(b)                                 1,200         1,254,000
  10.50%, 1/01/16(a)(b)                                   675           727,312
HLI Operating Co., Inc.
  10.50%, 6/15/10(a)                                      948           805,800
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                      866           755,585
Lear Corp.
  Series B
  8.11%, 5/15/09(a)                                       640           564,800
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                                      667           723,695
  11.00%, 2/15/13(a)                                      490           550,025
United Auto Group, Inc.
  9.625%, 3/15/12(a)                                      797           854,782
Visteon Corp.
  7.00%, 3/10/14(a)                                       740           549,450
                                                                 --------------
                                                                     13,719,889
                                                                 --------------
Broadcasting/Media-1.3%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                                    1,201         1,208,506
Central European Media Enterprises, Ltd.
  8.25%, 5/15/12(a)(b)                                    398           530,204


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 97


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Emmis Communications Corp.
  Cl.A
  10.366%, 6/15/12(a)                                $    140    $      140,229
Lin Television Corp.
  6.50%, 5/15/13(a)                                       575           545,531
  Series B
  6.50%, 5/15/13(a)                                       980           929,775
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                      545           534,100
                                                                 --------------
                                                                      3,888,345
                                                                 --------------
Building/Real Estate-3.5%
Associated Materials, Inc.
  11.25%, 3/01/14(a)                                    1,385           734,050
D.R. Horton, Inc.
  4.875%, 1/15/10(a)                                      100            96,726
  6.875%, 5/01/13(a)                                      917           948,670
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12(a)                                     792           774,180
K Hovnanian Enterprises, Inc.
  7.50%, 5/15/16(a)                                       580           580,770
KB HOME
  6.375%, 8/15/11(a)                                      600           591,163
  7.75%, 2/01/10(a)                                       410           421,812
M/I Homes, Inc.
  6.875%, 4/01/12(a)                                    1,102         1,019,350
Meritage Homes Corp.
  6.25%, 3/15/15(a)                                     1,678         1,510,200
Schuler Homes, Inc.
  Cl.A
  10.50%, 7/15/11(a)                                    1,132         1,209,825
WCI Communities, Inc.
  6.625%, 3/15/15(a)                                    1,018           893,295
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                                    1,445         1,459,450
                                                                 --------------
                                                                     10,239,491
                                                                 --------------
Cable-7.3%
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12(a)                                     2,342         2,301,015
CCH I Holdings LLC
  11.75%, 5/15/14(a)(b)(c)                              5,037         2,619,240
CSC Holdings, Inc.
  7.00%, 4/15/12(a)(b)                                  2,015         1,949,512
Directv Holdings/Finance
  6.375%, 6/15/15(a)                                    1,431         1,425,634
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                                   1,080         1,055,700


98 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Inmarsat Finance Plc
  7.625%, 6/30/12(a)                                 $  1,485    $    1,531,406
  10.375%, 11/15/12(a)(c)                               1,037           873,673
Innova S. de R.L.
  9.375%, 9/19/13(a)                                    1,578         1,751,580
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)(c)                                 1,110         1,179,375
Insight Midwest LP
  9.75%, 10/01/09(a)                                      830           856,975
Intelsat Bermuda Ltd.
  9.614%, 1/15/12(a)(b)                                   331           337,620
  8.625%, 1/15/15(a)(b)                                 1,289         1,337,338
PanAmSat Corp.
  9.00%, 8/15/14(a)                                       930           981,150
PanAmSat Holding Corp.
  10.375%, 11/01/14(a)(c)                               1,919         1,364,889
Rogers Cable, Inc.
  6.75%, 3/15/15(a)                                     1,847         1,888,557
                                                                 --------------
                                                                     21,453,664
                                                                 --------------
Chemicals-3.8%
Equistar Chemicals L.P.
  10.125%, 9/01/08(a)                                   1,082         1,163,150
  10.625%, 5/01/11(a)                                     623           677,512
Huntsman International LLC
  9.875%, 3/01/09(a)                                      350           366,625
  10.125%, 7/01/09(a)                                     550           563,750
Huntsman LLC
  11.50%, 7/15/12(a)                                      801           915,143
Ineos Group Holdings Plc
  8.50%, 2/15/16(a)(b)                                  1,700         1,666,000
Nell AF SARL
  8.375%, 8/15/15(a)(b)                                 2,560         2,572,800
Quality Distribution LLC
  9.00%, 11/15/10(a)                                    1,353         1,183,875
Rhodia SA
  8.875%, 6/01/11(a)                                    1,513         1,569,738
Tronox Worldwide/Finance
  9.50%, 12/01/12(a)(b)                                   595           621,775
                                                                 --------------
                                                                     11,300,368
                                                                 --------------
Communications - Fixed-5.0%
Cincinnati Bell, Inc.
  7.00%, 2/15/15(a)                                       453           452,434
  8.375%, 1/15/14(a)                                      420           424,200
Citizens Communications Co.
  6.25%, 1/15/13(a)                                     1,577         1,547,431
Eircom Funding
  8.25%, 8/15/13(a)                                     1,228         1,312,425
Hawaiian Telcom Communications, Inc.
  9.75%, 5/01/13(a)(b)                                    480           475,200
  12.50%, 5/01/15(a)(b)                                   478           452,905


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 99


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MCI, Inc.
  7.688%, 5/01/09(a)                                 $    755    $      777,650
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                                     4,739         4,821,933
Qwest Communications International, Inc.
  7.50%, 2/15/14(a)                                        50            51,375
Qwest Corp.
  6.875%, 9/15/33(a)                                    1,490         1,430,400
  8.875%, 3/15/12(a)                                      355           397,600
Time Warner Telecom, Inc.
  Cl.A
  10.125%, 2/01/11(a)                                   1,098         1,152,900
Valor Telecom Enterprise
  7.75%, 2/15/15(a)                                     1,449         1,508,771
                                                                 --------------
                                                                     14,805,224
                                                                 --------------
Communications - Mobile-4.8%
Digicel, Ltd.
  9.25%, 9/01/12(a)(b)                                  1,477         1,550,850
Dobson Communications Corp.
  8.875%, 10/01/13(a)                                     565           569,238
Kyivstar
  7.75%, 4/27/12(a)(b)                                    375           377,813
  10.375%, 8/17/09(a)(b)                                1,467         1,599,030
Mobifon Holdings BV
  12.50%, 7/31/10(a)                                    2,559         2,923,657
Mobile Telesystems Finance SA
  8.00%, 1/28/12(a)(b)                                  1,358         1,402,135
Nextel Communications, Inc. Series F Cl.A
  5.95%, 3/15/14(a)                                       668           671,438
  6.875%, 10/31/13(a)                                   1,331         1,393,424
Nextel Partners, Inc.
  8.125%, 7/01/11(a)                                       65            68,900
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12(a)                                    1,196         1,269,255
Rogers Wireless, Inc.
  7.50%, 3/15/15(a)                                     1,225         1,329,125
Rural Cellular Corp.
  9.75%, 1/15/10(a)                                     1,091         1,107,365
                                                                 --------------
                                                                     14,262,230
                                                                 --------------
Consumer Manufacturing-2.7%
Acco Brands Corp.
  7.625%, 8/15/15(a)                                    1,700         1,576,750
Broder Brothers
  Series B
  11.25%, 10/15/10(a)                                     952           949,620
Jostens IH Corp.
  7.625%, 10/01/12(a)                                   1,723         1,748,845
K2, Inc.
  7.375%, 7/01/14(a)                                      800           806,000


100 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Levi Strauss & Co.
  9.28%, 4/01/12(a)                                  $    683    $      705,198
Playtex Products, Inc.
  8.00%, 3/01/11(a)                                       967         1,032,272
Quiksilver, Inc.
  6.875%, 4/15/15(a)                                      615           593,475
Spectrum Brands, Inc.
  7.375%, 2/01/15(a)                                      520           448,500
                                                                 --------------
                                                                      7,860,660
                                                                 --------------
Containers-0.7%
Crown Americas
  7.625%, 11/15/13(a)(b)                                1,300         1,355,250
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)(b)                                   640           660,800
                                                                 --------------
                                                                      2,016,050
                                                                 --------------
Diversified Media-5.7%
American Media Operations, Inc.
  8.875%, 1/15/11(a)                                    1,242         1,055,700
  10.25%, 5/01/09(a)                                      405           362,475
Dex Media East LLC
  9.875%, 11/15/09(a)                                      25            26,812
  12.125%, 11/15/12(a)                                    641           739,554
Dex Media West LLC Series B
  8.50%, 8/15/10(a)                                       444           470,640
  9.875%, 8/15/13(a)                                    1,316         1,457,470
Dex Media, Inc.
  8.00%, 11/15/13(a)                                    1,732         1,792,620
Lamar Media Corp.
  6.625%, 8/15/15(a)                                    1,070         1,082,038
Liberty Media Corp.
  5.70%, 5/15/13(a)                                       445           416,793
  7.875%, 7/15/09(a)                                      350           368,384
  8.25%, 2/01/30(a)                                       430           431,872
R.H. Donnelley Corp.
  6.875%, 1/15/13(a)(b)                                 1,153         1,083,820
  8.875%, 1/15/16(a)(b)                                 1,175         1,226,406
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                                  1,049         1,130,297
  10.375%, 9/01/14(a)(b)                                1,199         1,356,369
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                                1,812         1,796,145
WMG Holdings Corp.
  9.50%, 12/15/14(a)(c)                                 2,546         1,884,040
                                                                 --------------
                                                                     16,681,435
                                                                 --------------
Energy-4.9%
Amerada Hess Corp.
  7.30%, 8/15/31(a)                                     1,063         1,248,331


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 101


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Chesapeake Energy Corp.
  6.50%, 8/15/17(a)                                  $  1,340    $    1,348,375
  6.625%, 1/15/16(a)                                      560           568,400
  6.875%, 1/15/16(a)                                      270           276,750
  7.75%, 1/15/15(a)                                     1,399         1,486,437
El Paso Corp.
  7.75%, 1/15/32(a)                                     2,326         2,471,375
El Paso Production Holding
  7.75%, 6/01/13(a)                                     1,280         1,350,400
Grant Prideco, Inc.
  6.125%, 8/15/15(a)(b)                                   561           565,208
Hilcorp Energy
  10.50%, 9/01/10(a)(b)                                   918         1,018,980
Kerr-Mcgee Corp.
  6.875%, 9/15/11(a)                                      474           500,308
Kinder Morgan Finance Corp.
  5.70%, 1/05/16(a)                                       515           515,070
Premcor Refining Group, Inc.
  9.50%, 2/01/13(a)                                       785           873,977
Pride International, Inc.
  7.375%, 7/15/14(a)                                    1,079         1,151,832
Tesoro Corp.
  6.25%, 11/01/12(a)(b)                                   980           980,000
                                                                 --------------
                                                                     14,355,443
                                                                 --------------
Entertainment & Leisure-1.4%
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                                    1,057         1,105,886
NCL Corp.
  10.625%, 7/15/14(a)                                     757           792,957
Royal Caribbean Cruises, Ltd.
  8.75%, 2/02/11(a)                                       846           947,374
Universal City Development Partners
  11.75%, 4/01/10(a)                                      913         1,016,854
Universal City Florida Holdings Co.
  8.375%, 5/01/10(a)                                      330           329,175
                                                                 --------------
                                                                      4,192,246
                                                                 --------------
Financial-6.0%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                                     675           717,188
Dow Jones Cdx, High Yield
  Series 5-T1
  8.75%, 12/29/10(a)(b)                                 4,185         4,234,292
  Series 5-T2
  7.25%, 12/29/10(a)(b)                                 2,945         2,910,028
E*Trade Financial Corp.
  7.875%, 12/01/15(a)                                     955         1,024,237
Fairfax Financial Holdings, Ltd.
  7.375%, 4/15/18(a)                                    1,494         1,266,512
  7.75%, 4/26/12-7/15/37(a)                             1,680         1,593,539
  8.25%, 10/01/15(a)                                      216           200,549


102 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Hexion U.S. Finance Corp.
  9.00%, 7/15/14(a)                                  $  1,300    $    1,337,375
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                  1,740         1,712,545
Markel Capital Trust I
  Series B
  8.71%, 1/01/46(a)                                     1,228         1,305,074
Royal & Sun Alliance Insurance Group Plc
  8.95%, 10/15/29(a)                                      985         1,279,954
                                                                 --------------
                                                                     17,581,293
                                                                 --------------
Food/Beverage-1.2%
Altria Group, Inc.
  7.75%, 1/15/27(a)                                       175           207,470
Del Monte Corp.
  6.75%, 2/15/15(a)                                       145           145,000
Dole Food Co., Inc.
  8.625%, 5/01/09(a)                                      420           425,250
  8.875%, 3/15/11(a)                                      268           270,345
Domino's, Inc.
  8.25%, 7/01/11(a)                                       719           747,760
Foodcorp, Ltd.
  8.875%, 6/15/12(a)(b)                                   628           818,823
Sbarro, Inc.
  11.00%, 9/15/09(a)                                      845           864,013
                                                                 --------------
                                                                      3,478,661
                                                                 --------------
Gaming-5.7%
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                                      737           771,086
Caesars Entertainment, Inc.
  7.875%, 3/15/10(a)                                    1,320         1,407,450
Greektown Holdings
  10.75%, 12/01/13(a)(b)                                  550           566,500
Kerzner International, Ltd.
  6.75%, 10/01/15(a)                                    1,375         1,364,687
Mandalay Resort Group
  Series B
  10.25%, 8/01/07(a)                                      915           971,044
MGM MIRAGE
  6.625%, 7/15/15(a)                                    1,807         1,813,776
  8.375%, 2/01/11(a)                                    1,679         1,800,728
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                                    1,770         1,823,100
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                                   1,296         1,321,920
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                                    1,416         1,522,200
Seneca Gaming Corp.
  7.25%, 5/01/12(a)                                     1,492         1,514,380


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 103


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Station Casinos, Inc.
  6.625%, 3/15/18(a)(b)                              $    765    $      763,088
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                                  947           984,880
                                                                 --------------
                                                                     16,624,839
                                                                 --------------
Health Care-5.8%
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                      679           707,857
  9.50%, 8/15/10(a)                                       553           576,503
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                      483           482,396
  6.125%, 1/15/15(a)                                      527           532,270
Davita, Inc.
  7.25%, 3/15/15(a)                                     1,069         1,090,380
Extendicare Health Services, Inc.
  9.50%, 7/01/10(a)                                       469           495,381
Genesis HealthCare Corp.
  8.00%, 10/15/13(a)                                      415           436,788
Hanger Orthopedic Group, Inc.
  10.375%, 2/15/09(a)                                     738           738,000
HCA, Inc.
  6.375%, 1/15/15(a)                                    2,858         2,853,516
  6.75%, 7/15/13(a)                                     1,650         1,680,716
Iasis Healthcare LLC
  8.75%, 6/15/14(a)                                     1,494         1,516,410
Omnicare, Inc.
  6.875%, 12/15/15(a)                                     820           836,400
Select Medical Corp.
  7.625%, 2/01/15(a)                                    1,503         1,285,065
Triad Hospitals, Inc.
  7.00%, 11/15/13(a)                                    1,236         1,246,815
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                                    744           777,480
Vanguard Health Holdings Co.
  11.25%, 10/01/15(a)(c)                                2,285         1,690,900
                                                                 --------------
                                                                     16,946,877
                                                                 --------------
Hotel/Lodging-1.7%
Host Marriot L.P.
  Series G
  9.25%, 10/01/07(a)                                    1,396         1,469,290
Intrawest Corp.
  7.50%, 10/15/13(a)                                      735           747,862
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12(a)                                    1,494         1,639,665
Vail Resorts, Inc.
  6.75%, 2/15/14(a)                                     1,089         1,093,084
                                                                 --------------
                                                                      4,949,901
                                                                 --------------


104 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Industrial-3.5%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)(b)                             $  1,210    $    1,312,850
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                       930           997,425
FastenTech, Inc.
  11.50%, 5/01/11(a)                                    1,105         1,060,800
Invensys Plc
  9.875%, 3/15/11(a)(b)                                   955           988,425
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                      855           936,225
NMHG Holding Co.
  10.00%, 5/15/09(a)                                      760           801,800
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                                     655           627,163
Terex Corp.
  Series B
  10.375%, 4/01/11(a)                                     911           961,105
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                                     1,600         1,604,000
Tyco International Group SA
  6.00%, 11/15/13(a)                                      990         1,010,846
                                                                 --------------
                                                                     10,300,639
                                                                 --------------
Metals/Mining-3.2%
AK Steel Corp.
  7.875%, 2/15/09(a)                                    1,060         1,030,850
Evraz Group SA
  8.25%, 11/10/15(a)(b)                                 1,369         1,406,647
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                                     961         1,035,478
International Steel Group, Inc.
  6.50%, 4/15/14(a)                                     1,196         1,204,970
Ispat Inland ULC
  9.75%, 4/01/14(a)                                     1,010         1,148,875
JSC Severstal
  9.25%, 4/19/14(a)                                     1,438         1,574,610
Massey Energy Co.
  6.875%, 12/15/13(a)(b)                                  810           807,975
Peabody Energy Corp.
  5.875%, 4/15/16(a)                                      750           727,500
  6.875%, 3/15/13(a)                                      385           395,588
                                                                 --------------
                                                                      9,332,493
                                                                 --------------
Paper/Packaging-2.2%
Berry Plastics Corp.
  10.75%, 7/15/12(a)                                    1,156         1,257,150
Covalence Specialty Materials
  10.25%, 3/01/16(a)(b)                                   405           419,681
Graphic Packaging International Corp.
  9.50%, 8/15/13(a)                                     1,107         1,051,650


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 105


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Jefferson Smurfit Corp.
  8.25%, 10/01/12(a)                                 $    430    $      420,325
Newpage Corp.
  10.00%, 5/01/12(a)                                      797           832,865
Owens Brockway Glass Container
  8.875%, 2/15/09(a)                                    1,951         2,031,479
Russell Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(b)(d)                              1,134           567,000
                                                                 --------------
                                                                      6,580,150
                                                                 --------------
Retail-1.3%
Central European Distribution Corp.
  8.00%, 7/25/12(a)(b)                                    216           278,737
Gsc Holdings Corp.
  8.00%, 10/01/12(a)(b)                                 1,920         1,915,200
JC Penney Co., Inc.
  7.625%, 3/01/97(a)                                      620           673,475
  8.00%, 3/01/10(a)                                       876           954,202
                                                                 --------------
                                                                      3,821,614
                                                                 --------------
Services-2.2%
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                                    1,603         1,578,955
  8.875%, 4/01/08(a)                                      355           373,638
H & E Equipment Services, Inc.
  11.125%, 6/15/12(a)                                     784           873,180
Service Corp. International
  6.50%, 3/15/08(a)                                     1,029         1,039,290
  7.70%, 4/15/09(a)                                       780           819,000
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                                     1,680         1,677,900
                                                                 --------------
                                                                      6,361,963
                                                                 --------------
Supermarket/Drug-0.8%
Couche-Tard
  7.50%, 12/15/13(a)                                    1,006         1,048,755
Delhaize America, Inc.
  8.125%, 4/15/11(a)                                      735           798,796
Stater Bros. Holdings, Inc.
  8.125%, 6/15/12(a)                                      494           498,940
                                                                 --------------
                                                                      2,346,491
                                                                 --------------
Technology-2.2%
Avago Technologies Finance
  10.125%, 12/01/13(a)(b)                                 655           695,938
Flextronics International, Ltd.
  6.50%, 5/15/13(a)                                     1,039         1,046,792
Lucent Technologies, Inc.
  6.45%, 3/15/29(a)                                       425           358,594
  6.50%, 1/15/28(a)                                       855           708,581
Nortel Networks Corp.
  6.875%, 9/01/23(a)                                      816           742,560


106 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Sanmina-SCI Corp.
  8.125%, 3/01/16(a)                                 $    905    $      925,363
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)(b)                                 1,914         2,036,017
                                                                 --------------
                                                                      6,513,845
                                                                 --------------
Transportation-0.2%
Horizon Lines LLC
  9.00%, 11/01/12(a)                                      434           458,955
                                                                 --------------
Utilities-10.6%
Aquila, Inc.
  14.875%, 7/01/12(a)                                     846         1,148,445
CMS Energy Corp.
  6.875%, 12/15/15(a)                                     645           656,287
  8.50%, 4/15/11(a)                                       835           910,150
DPL, Inc.
  6.875%, 9/01/11(a)                                      561           588,894
Dynegy Holdings, Inc.
  10.125%, 7/15/13(a)(b)                                  803           903,375
Dynegy-Roseton Danskammer Series A
  7.27%, 11/08/10(a)                                      135           137,165
  7.67%, 11/08/16(a)                                    1,222         1,254,744
Edison Mission
  9.875%, 4/15/11(a)                                    2,790         3,215,475
Enterprise Products Operating L.P.
  Series B
  5.60%, 10/15/14(a)                                    1,434         1,423,281
FirstEnergy Corp.
  Series B
  6.45%, 11/15/11(a)                                    1,880         1,966,091
Northwest Pipelines Corp.
  8.125%, 3/01/10(a)                                      724           766,535
NRG Energy, Inc.
  7.25%, 2/01/14(a)                                       270           276,750
  7.375%, 2/01/16(a)                                    1,420         1,462,600
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                      498           450,067
  9.50%, 7/15/13(a)                                     1,226         1,250,520
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                      960         1,047,681
Southern Natural Gas Co.
  7.35%, 2/15/31(a)                                     1,018         1,109,812
  8.875%, 3/15/10(a)                                      817           873,880
TECO Energy, Inc.
  6.75%, 5/01/15(a)                                     1,324         1,390,200
  7.00%, 5/01/12(a)                                       933           979,650
The AES Corp.
  8.75%, 5/15/13(a)(b)                                    225           244,125
  9.00%, 5/15/15(a)(b)                                  1,080         1,177,200


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 107


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
The Williams Cos., Inc.
  7.625%, 7/15/19(a)                                 $  2,090    $    2,299,000
  7.875%, 9/01/21(a)                                    1,868         2,087,490
TXU Corp. Series O
  4.80%, 11/15/09(a)                                      125           120,110
  5.55%, 11/15/14(a)                                      999           951,416
  6.50%, 11/15/24(a)                                    2,701         2,575,312
                                                                 --------------
                                                                     31,266,255
                                                                 --------------
Total Corporate Debt Obligations
  (cost $277,663,716)                                               275,216,024
                                                                 --------------
NON CONVERTIBLE PREFERRED
  STOCKS-1.0%
Paxson Communications Corp.(a)                            117           988,650
Sovereign Real Estate Investment Trust
  12.00%, 8/29/49(a)(b)                                 1,300         1,898,000
                                                                 --------------
Total Non Convertible Preferred Stocks
  (cost $2,671,550)                                                   2,886,650
                                                                 --------------
COMMON STOCKS-0.0%
Phase Metrics, Inc.(a)
  (cost $904)                                          90,400               904
                                                                 --------------
SHORT-TERM INVESTMENT-5.3%
Time Deposit-5.3%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $15,565,000)                                  $15,565        15,565,000
                                                                 --------------
Total Investments-100.0%
  (cost $295,901,170)                                               293,668,578
Other assets less liabilities-0.0%                                       31,513
                                                                 --------------
Net Assets-100%                                                  $  293,700,091
                                                                 ==============


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                      U.S. $
                       Contract      Value on      U.S. $       Unrealized
                        Amount     Origination     Current     Appreciation/
                        (000)          Date         Value     (Depreciation)
-------------------------------------------------------------------------------
Sales Contracts

Euro Currency
  Settling 3/17/06    1,251,616     $1,508,522    $1,493,532      $14,990



108 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


(a) Positions, or portion thereof, with an aggregate market value of $278,103,578 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $57,288,335 or 19.5% of net assets.

(c) Indicates securities that have a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(d)  Security is in default and is non-income producing.


See notes to financial statements.


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 109


STATEMENT OF ASSETS & LIABILITIES
February 28, 2006 (unaudited)

                                                       U.S.          Global
                                       U.S.         Large Cap      Real Estate
                                      Value          Growth        Investment
                                 ==============  ==============  ==============
Assets
Investments in securities,
  at value (cost
  $1,484,898,185,
  $1,401,281,546
  and $567,635,826,
  respectively)                  $1,593,768,126  $1,582,361,923  $  658,826,623
Cash                                        666             707             726
Foreign cash, at value (cost
  $0, $0, and $32,857,105,
  respectively)                              -0-             -0-     32,880,309
Dividends and interest
  receivable                          3,513,909         793,738       1,047,693
Receivable for shares of
  beneficial interest sold            1,429,343       6,151,678           1,228
Receivable for investment
  securities sold                        25,063      10,053,427       4,358,433
Other assets                              3,456           3,456           3,456
                                 --------------  --------------  --------------
Total assets                      1,598,740,563   1,599,364,929     697,118,468
                                 --------------  --------------  --------------
Liabilities
Payable for shares of
  beneficial interest
  redeemed                              180,465              -0-          1,787
Payable for investment
  securities purchased                       -0-     14,338,732       9,939,481
Accrued expenses                         86,804          56,836          47,406
                                 --------------  --------------  --------------
Total liabilities                       267,269      14,395,568       9,988,674
                                 --------------  --------------  --------------
Net Assets                       $1,598,473,294  $1,584,969,361  $  687,129,794
                                 ==============  ==============  ==============
Composition of Net Assets
Paid-in capital                  $1,475,119,357  $1,364,952,518  $  589,221,904
Undistributed/(distributions
  in excess of) net
  investment income                   6,079,839       1,523,591      (1,939,374)
Accumulated net realized
  gain on investment and
  foreign currency
  transactions                        8,404,157      37,412,875       8,642,201
Net unrealized appreciation
  of investments and foreign
  currency denominated
  assets and liabilities            108,869,941     181,080,377      91,205,063
                                 --------------  --------------  --------------
Net Assets                       $1,598,473,294  $1,584,969,361  $  687,129,794
                                 ==============  ==============  ==============
Shares of beneficial
  interest outstanding              146,955,196     132,396,972      57,823,188
                                 --------------  --------------  --------------
Net Asset Value                  $        10.88  $        11.97  $        11.88
                                 ==============  ==============  ==============


See notes to financial statements.


110 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                   Small-Mid
                                  International   International       Cap
                                      Value          Growth          Value
                                 ==============  ==============  ==============
Assets
Investments in securities,
  at value (cost
  $725,134,714,
  $657,178,245
  and $373,755,273,
  respectively)                  $  883,498,116  $  750,360,044  $  393,692,082
Cash                                        133             252             406
Foreign cash, at value (cost
  $11,183,195, $1,034,714,
  and $0, respectively)(a)           11,185,015       1,040,207              -0-
Receivable for investment
  securities sold                     5,914,878       5,029,745       2,675,030
Dividends and interest
  receivable                          1,708,629         455,591         254,564
Unrealized appreciation of
  forward exchange currency
  contracts                              20,792              -0-             -0-
Receivable for shares of
  beneficial interest sold                5,687         146,509           3,806
Other assets                              3,456           3,456           3,456
                                 --------------  --------------  --------------
Total assets                        902,336,706     757,035,804     396,629,344
                                 --------------  --------------  --------------
Liabilities
Payable for investment
  securities purchased                1,906,301       4,086,633       2,645,325
Payable for variation margin
  on futures contracts                   97,412              -0-             -0-
Payable for shares of
  beneficial interest
  redeemed                               75,614           7,420           5,094
Accrued expenses                         81,111         124,055          52,835
                                 --------------  --------------  --------------
Total liabilities                     2,160,438       4,218,108       2,703,254
                                 --------------  --------------  --------------
Net Assets                       $  900,176,268  $  752,817,696  $  393,926,090
                                 ==============  ==============  ==============
Composition of Net Assets
Paid-in capital                  $  731,797,929  $  647,563,466  $  371,399,388
Undistributed/(distributions in
  excess of) net investment
  income                             (1,510,944)        693,850       1,422,857
Accumulated net realized
  gain on investment and
  foreign currency
  transactions                       11,113,213      11,426,699       1,167,036
Net unrealized appreciation
  of investments and foreign
  currency denominated
  assets and liabilities            158,776,070      93,133,681      19,936,809
                                 --------------  --------------  --------------
Net Assets                       $  900,176,268  $  752,817,696  $  393,926,090
                                 ==============  ==============  ==============
Shares of beneficial interest
  outstanding                        70,546,289      61,867,591      35,133,270
                                 --------------  --------------  --------------
Net Asset Value                  $        12.76  $        12.17  $        11.21
                                 ==============  ==============  ==============


(a) The amount of U.S. $379,088 has been segregated as collateral for the financial futures contract outstanding at February 28, 2006 for the International Value Portfolio.

See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 111


                                    Small-Mid         Short       Intermediate
                                       Cap          Duration        Duration
                                     Growth           Bond            Bond
                                 ==============  ==============  ==============
Assets
Investments in securities, at
  value (cost $337,934,236,
  $974,220,001, and
  $1,163,647,880 respectively)   $  391,304,708  $  970,190,831  $1,159,188,413
Cash                                        746      16,888,043             536
Foreign cash, at value (cost
  $0, $0, and $1,171,629,
  respectively)                              -0-             -0-      1,161,870
Receivable for investment
  securities sold                     1,189,096      18,177,168      29,714,948
Receivable for shares of
  beneficial interest sold              539,403         426,391         155,633
Dividends and interest
  receivable                            137,431       7,459,222       6,293,130
Receivable for variation
  margin on futures contracts                -0-             -0-         15,944
Unrealized appreciation of
  forward exchange
  currency contracts                         -0-             -0-        826,689
Unrealized appreciation of
  interest rate swap
  agreements                                 -0-             -0-        164,100
Other assets                              3,456           3,456           3,456
                                 --------------  --------------  --------------
Total assets                        393,174,840   1,013,145,111   1,197,524,719
                                 --------------  --------------  --------------
Liabilities
Payable for investment
  securities purchased                4,685,120     145,624,143     268,576,815
Payable for shares of
  beneficial interest
  redeemed                                   -0-         64,733          55,220
Unrealized depreciation
  of forward exchange
  currency contracts                         -0-             -0-        419,962
Unrealized depreciation of
  interest rate swap agreements              -0-         96,612         118,082
Credit default Swap Contracts,
  at value (amortized discount
  $0, $0 and $136,237,
  respectively)                              -0-         33,968         131,106
Accrued expenses.                        50,496          64,912          65,823
                                 --------------  --------------  --------------
Total liabilities                     4,735,616     145,850,400     269,367,008
                                 --------------  --------------  --------------
Net Assets                       $  388,439,224  $  867,294,711  $  928,157,711
                                 ==============  ==============  ==============
Composition of Net Assets
Paid-in capital                  $  332,581,311  $  873,325,234  $  937,646,245
Undistributed net investment
  income                                184,418       1,651,099       1,373,915
Accumulated net realized
  gain (loss) on investment
  and foreign currency
  transactions                        2,303,023      (3,541,820)     (6,658,975)
Net unrealized
  appreciation/(depreciation)
  of investments and foreign
  currency denominated
  assets and liabilities             53,370,472      (4,139,802)     (4,203,474)
                                 --------------  --------------  --------------
Net Assets                       $  388,439,224  $  867,294,711  $  928,157,711
                                 ==============  ==============  ==============
Shares of beneficial interest
  outstanding                        30,585,239      87,314,923      93,577,375
                                 --------------  --------------  --------------
Net Asset Value                  $        12.70  $         9.93  $         9.92
                                 ==============  ==============  ==============


See notes to financial statements.


112 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                  Inflation
                                                  Protected           High
                                                  Securities         Yield
                                                ==============   ==============
Assets
Investments in securities, at value
  (cost $398,867,469 and $295,901,170,
  respectively)                                 $  395,592,421   $  293,668,578
Cash                                                       388              293
Foreign cash, at value (cost $0, and $111,720,
  respectively)                                             -0-         111,823
Dividends and interest receivable                    1,303,534        5,258,377
Receivable for shares of beneficial
  interest sold                                        563,695           87,694
Receivable for investment securities sold                   -0-         684,997
Unrealized appreciation of forward exchange
  currency contracts                                        -0-          14,990
Other assets                                             3,456            3,456
                                                --------------   --------------
Total assets                                    $  397,463,494   $  299,830,058
                                                --------------   --------------
Liabilities
Audit fee payable                                       34,108           32,448
Custody fee payable                                     10,233            4,701
Registration fee payable                                10,124            9,420
Amortization of offering expenses                        4,050            4,050
Payable for shares of beneficial interest
  redeemed                                                 151           35,844
Payable for investment securities purchased                 -0-       6,039,512
Accrued expenses                                         8,209            3,992
                                                --------------   --------------
Total liabilities                                       66,875        6,129,967
                                                --------------   --------------
Net Assets                                      $  397,396,619   $  293,700,091
                                                ==============   ==============
Composition of Net Assets
Paid-in capital                                 $  404,091,270   $  297,978,150
Undistributed/(distributions in excess of)
  net investment income                             (2,622,405)         926,415
Accumulated net realized loss on investment
  and foreign currency transactions                   (797,198)      (2,986,843)
Net unrealized depreciation of investments and
  foreign currency denominated assets and
  liabilities                                       (3,275,048)      (2,217,631)
                                                --------------   --------------
Net Assets                                      $  397,396,619   $  293,700,091
                                                ==============   ==============
Shares of beneficial interest outstanding           41,035,237       28,969,444
                                                --------------   --------------
Net Asset Value                                 $         9.68   $        10.14
                                                ==============   ==============


See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 113


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (unaudited)

                                                        U.S.          Global
                                       U.S.          Large Cap     Real Estate
                                      Value           Growth        Investment
                                  =============   =============   =============
Investment Income
Dividends (net of foreign
  taxes withheld of
  $24,670, $6,141, and
  $772,720, respectively)         $  16,404,456   $   3,945,085   $  10,156,774
Interest                              1,059,877         188,312         399,609
                                  -------------   -------------   -------------
                                     17,464,333       4,133,397      10,556,383
                                  -------------   -------------   -------------
Expenses
Registration fees                       184,248         144,217          54,860
Custodian                               103,916         151,431         172,765
Legal                                    39,200          43,571          24,212
Audit                                    25,180          25,113          28,855
Printing                                 15,208          13,950           4,953
Amortization of offering
  expenses                                7,602           7,602           7,602
Trustees' fees.                           1,432             980           1,000
Miscellaneous                             3,484           1,693           3,394
                                  -------------   -------------   -------------
Net expenses                            380,270         388,557         297,641
                                  -------------   -------------   -------------
Net investment income                17,084,063       3,744,840      10,258,742
                                  -------------   -------------   -------------
Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions             8,955,543      41,938,162      10,334,130
  Foreign currency
  transactions                               -0-             -0-       (112,384)
Net change in unrealized
  appreciation/depreciation of:
  Investments.                       75,207,148     116,831,493      59,408,296
  Foreign currency
    denominated assets
    and liabilities.                         -0-             -0-          8,067
                                  -------------   -------------   -------------
Net gain on investment and
  foreign currency
  transactions                       84,162,691     158,769,655      69,638,109
                                  -------------   -------------   -------------
Net Increase in Net Assets
  from Operations                 $ 101,246,754   $ 162,514,495   $  79,896,851
                                  =============   =============   =============


See notes to financial statements.


114 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                    Small-Mid
                                  International   International        Cap
                                      Value          Growth           Value
                                  =============   =============   =============
Investment Income
Dividends (net of foreign
  taxes withheld of
  $386,484, $182,444, and
  $3,114, respectively)           $   3,808,112   $   3,178,433   $   2,733,770
Interest                                155,781         254,618         459,766
                                  -------------   -------------   -------------
                                      3,963,893       3,433,051       3,193,536
                                  -------------   -------------   -------------
Expenses
Custodian                               302,842         284,664          56,674
Registration fees                       106,081          61,553          44,948
Audit                                    26,064          25,161          25,990
Legal                                    17,004          26,348           8,119
Printing                                  9,482           5,058           3,660
Amortization of offering
  expenses                                7,602           7,602           7,602
Trustees' fees                            1,595           1,000           1,540
Miscellaneous                             2,522           3,044           2,884
                                  -------------   -------------   -------------
Net expenses                            473,192         414,430         151,417
                                  -------------   -------------   -------------
Net investment income                 3,490,701       3,018,621       3,042,119
                                  -------------   -------------   -------------
Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions            20,402,089(a)   12,821,656(a)    1,299,602
  Futures contracts                     290,599              -0-             -0-
  Foreign currency
    transactions                        177,240        (519,807)             -0-
Net change in unrealized
  appreciation/depreciation of:
  Investments                       127,046,365(b)   76,841,461(c)   17,181,352
  Futures contracts                     556,581              -0-             -0-
  Foreign currency
    denominated assets
    and liabilities                      74,349          36,848              -0-
                                  -------------   -------------   -------------
Net gain on investment
  and foreign currency
  transactions                      148,547,223      89,180,158      18,480,954
                                  -------------   -------------   -------------
Net Increase in Net Assets
  from Operations                 $ 152,037,924   $  92,198,779   $  21,523,073
                                  =============   =============   =============


(a)  Net of foreign capital gains taxes of $218 and $73,536, respectively.

(b)  Net of change in foreign capital gains taxes of $9,843.

(c)  Net of foreign accrued capital gains taxes of $55,457.

See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 115


                                    Small-Mid          Short      Intermediate
                                       Cap           Duration       Duration
                                     Growth            Bond           Bond
                                  =============   =============   =============
Investment Income
Dividends                         $     513,806   $          -0-  $          -0-
Interest                                147,799      16,774,404      19,976,717
                                  -------------   -------------   -------------
                                        661,605      16,774,404      19,976,717
                                  -------------   -------------   -------------
Expenses
Custodian                                62,249          57,460          95,466
Registration fees                        31,757         101,041         114,622
Audit                                    28,790          30,292          29,746
Legal                                    11,935           4,649          32,632
Amortization of offering
  expenses                                7,602           7,602           7,602
Printing                                  3,402           4,153           2,841
Trustees' fees                            1,077           1,554           1,554
Miscellaneous                             1,894           1,400           1,886
                                  -------------   -------------   -------------
Net expenses                            148,706         208,151         286,349
                                  -------------   -------------   -------------
Net investment income                   512,899      16,566,253      19,690,368
                                  -------------   -------------   -------------
Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions             3,246,836      (3,270,698)     (3,482,057)
  Futures contracts                          -0-             -0-        501,225
  Swap contracts                             -0-             -0-       (155,796)
  Foreign currency
    transactions                             -0-             -0-     (1,023,341)
Net change in unrealized
  appreciation/depreciation of:
  Investments                        45,747,571      (5,691,835)    (12,916,326)
  Futures contracts                          -0-             -0-       (165,847)
  Swap contracts                             -0-        (96,612)         15,657
  Foreign currency
    denominated assets
    and liabilities                          -0-             -0-        482,651
                                  -------------   -------------   -------------
Net gain (loss) on investment
  and foreign currency
  transactions.                      48,994,407      (9,059,145)    (16,743,834)
                                  -------------   -------------   -------------
Net Increase in Net Assets
  from Operations                 $  49,507,306   $   7,507,108   $   2,946,534
                                  =============   =============   =============


See notes to financial statements.


116 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                   Inflation
                                                   Protected          High
                                                  Securities         Yield
                                                ==============   ==============
Investment Income
Interest                                        $    7,141,774   $   10,455,186
Dividends                                                   -0-          67,799
                                                --------------   --------------
                                                     7,141,774       10,522,985
                                                --------------   --------------
Expenses
Custodian                                               46,604           69,667
Audit                                                   38,145           30,085
Registration fees                                       43,707           36,998
Amortization of offering expenses                        7,602            7,602
Trustees' fees                                           1,554            1,554
Legal                                                    4,177            4,459
Printing                                                 2,364            2,709
Miscellaneous                                            1,457            1,414
                                                --------------   --------------
Net expenses                                           145,610          154,488
                                                --------------   --------------
Net investment income                                6,996,164       10,368,497
                                                --------------   --------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                             (716,587)      (2,882,279)
  Futures contracts                                    161,009               -0-
  Foreign currency transactions                             -0-          49,805
Net change in unrealized
  appreciation/depreciation of:
  Investments                                       (6,878,131)      (2,614,535)
  Foreign currency denominated assets
    and liabilities                                         -0-          14,314
                                                --------------   --------------
Net loss on investment and foreign
  currency transactions                             (7,433,709)      (5,432,695)
                                                --------------   --------------
Net Increase (Decrease) in Net Assets
  from Operations                               $     (437,545)  $    4,935,802
                                                ==============   ==============


See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 117


STATEMENT OF CHANGES IN NET ASSETS

                                                          U.S. Value
                                                ===============================
                                              Six Months Ended   May 20, 2005(a)
                                              February 28, 2006   to August 31,
                                                  (unaudited)         2005
                                                ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   17,084,063   $    5,076,835
Net realized gain on investment
  transactions                                       8,955,543       10,270,257
Net change in unrealized
  appreciation/depreciation
  of investments                                    75,207,148       33,662,793
                                                --------------   --------------
Net increase in net assets from
  operations                                       101,246,754       49,009,885

Dividends and Distributions to
Shareholders from
Net investment income                              (12,388,369)      (3,696,932)
Net realized gain on investment
  transactions                                     (10,482,466)              -0-

Transactions in Shares of
Beneficial Interest
Net increase                                       165,064,939    1,309,719,483
                                                --------------   --------------
Total increase                                     243,440,858    1,355,032,436

Net Assets
Beginning of period                              1,355,032,436               -0-
                                                --------------   --------------
End of period (including undistributed net
  investment income of $6,079,839 and
  $1,384,145, respectively)                     $1,598,473,294   $1,355,032,436
                                                ==============   ==============


(a)  Commencement of operations.

See notes to financial statements.


118 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                     U.S. Large Cap Growth
                                                ===============================
                                              Six Months Ended   May 20, 2005(a)
                                              February 28,2006    to August 31,
                                                  (unaudited)          2005
                                                ==============   ==============
Increase in Net Assets
from Operations
Net investment income                           $    3,744,840   $    1,144,580
Net realized gain on investment
  transactions                                      41,938,162           97,203
Net change in unrealized
  appreciation/depreciation of
  investments                                      116,831,493       64,248,884
                                                --------------   --------------
Net increase in net assets from
  operations                                       162,514,495       65,490,667

Dividends and Distributions to
Shareholders from
Net investment income                               (2,501,574)        (868,497)
Net realized gain on investment
  transactions                                      (3,502,203)              -0-

Transactions in Shares of
Beneficial Interest
Net increase                                        31,421,608    1,332,414,865
                                                --------------   --------------
Total increase                                     187,932,326    1,397,037,035

Net Assets
Beginning of period                              1,397,037,035               -0-
                                                --------------   --------------
End of period (including undistributed
  net investment income of $1,523,591
  and $280,325, respectively)                   $1,584,969,361   $1,397,037,035
                                                ==============   ==============


(a)  Commencement of operations.

See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 119


                                                 Global Real Estate Investment
                                                ===============================
                                              Six Months Ended   May 20, 2005(a)
                                                  February 28,    to August 31,
                                                  (unaudited)         2005
                                                ==============   ==============
Increase in Net Assets
from Operations
Net investment income                           $   10,258,742   $    2,148,680
Net realized gain on investment
  and foreign currency transactions                 10,221,746        1,570,178
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                            59,416,363       31,788,700
                                                --------------   --------------
Net increase in net assets from
  operations                                        79,896,851       35,507,558

Dividends and Distributions to
Shareholders from
Net investment income                              (10,892,197)      (1,618,418)
Net realized gain on investment
  transactions                                      (3,380,337)              -0-

Transactions in Shares of
Beneficial Interest
Net increase                                       112,768,743      474,847,594
                                                --------------   --------------
Total increase                                     178,393,060      508,736,734

Net Assets
Beginning of period                                508,736,734               -0-
                                                --------------   --------------
End of period (including distributions in
  excess of net investment income of
  $1,939,374 and $1,305,919,
  respectively)                                 $  687,129,794   $  508,736,734
                                                ==============   ==============


(a)  Commencement of operations

See notes to financial statements.


120 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                      International Value
                                                ===============================
                                              Six Months Ended   May 20, 2005(a)
                                              February 28, 2006   to August 31,
                                                  (unaudited)         2005
                                                ==============   ==============
Increase in Net Assets
from Operations
Net investment income                           $    3,490,701   $    3,034,129
Net realized gain on investment
  and foreign currency transactions                 20,869,928        4,534,227
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                           127,677,295       31,098,775
                                                --------------   --------------
Net increase in net assets from
  operations                                       152,037,924       38,667,131

Dividends and Distributions to
Shareholders from
Net investment income                               (4,804,939)      (3,032,408)
Net realized gain on investment
  transactions                                     (14,414,819)              -0-

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                            (21,074,041)     752,797,420
                                                --------------   --------------
Total increase                                     111,744,125      788,432,143

Net Assets
Beginning of period                                788,432,143               -0-
                                                --------------   --------------
End of period (including distributions
  in excess of net investment income
  of 1,510,944 and $196,706,
  respectively)                                 $  900,176,268   $  788,432,143
                                                ==============   ==============


(a)  Commencement of operations.

See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 121


                                                     International Growth
                                                ===============================
                                              Six Months Ended   May 20, 2005(a)
                                              February 28, 2006   to August 31,
                                                  (unaudited)         2005
                                                ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    3,018,621   $    1,076,612
Net realized gain (loss) on investment
  and foreign currency transactions                 12,301,849         (506,756)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                76,878,309       16,255,372
                                                --------------   --------------
Net increase in net assets from
  operations                                        92,198,779       16,825,228

Dividends and Distributions to
Shareholders from
Net investment income                               (2,227,038)        (330,040)
Net realized gain on investment
  transactions                                      (1,113,518)              -0-

Transactions in Shares of
Beneficial Interest
Net increase                                       146,365,634      501,098,651
                                                --------------   --------------
Total increase                                     235,223,857      517,593,839

Net Assets
Beginning of period                                517,593,839               -0-
                                                --------------   --------------
End of period (including undistributed
  (distributions in excess of) net
  investment income of $693,850
  and ($97,733), respectively)                  $  752,817,696   $  517,593,839
                                                ==============   ==============


(a)  Commencement of operations.

See notes to financial statements.


122 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                      Small-Mid Cap Value
                                                ===============================
                                              Six Months Ended   May 20, 2005(a)
                                              February 28, 2006   to August 31,
                                                  (unaudited)         2005
                                                ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    3,042,119   $      470,800
Net realized gain (loss) on investment
  transactions                                       1,299,602         (132,566)
Net change in unrealized
  appreciation/depreciation
  of investments                                    17,181,352        2,755,457
                                                --------------   --------------
Net increase in net assets from
  operations                                        21,523,073        3,093,691

Dividends to Shareholders from
Net investment income                               (1,760,448)        (333,856)

Transactions in Shares of
Beneficial Interest
Net increase                                        54,125,291      317,278,339
                                                --------------   --------------
Total increase                                      73,887,916      320,038,174

Net Assets
Beginning of period                                320,038,174               -0-
                                                --------------   --------------
End of period (including undistributed
  net investment income of $1,422,857
  and $141,186, respectively)                   $  393,926,090   $  320,038,174
                                                ==============   ==============


(a)  Commencement of operations.

See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 123


                                                     Small-Mid Cap Growth
                                                ===============================
                                              Six Months Ended   May 20, 2005(a)
                                              February 28, 2006   to August 31,
                                                  (unaudited)          2005
                                                ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $      512,899   $       98,672
Net realized gain (loss) on investment
  transactions                                       3,246,836         (943,813)
Net change in unrealized
  appreciation/depreciation of
  investments                                       45,747,571        7,622,901
                                                --------------   --------------
Net increase in net assets from
  operations                                        49,507,306        6,777,760

Dividends to Shareholders from
Net investment income                                 (340,596)         (90,799)

Transactions in Shares of
Beneficial Interest
Net increase                                        51,736,160      280,749,393
                                                --------------   --------------
Total increase                                     100,902,870      287,436,354

Net Assets
Beginning of period                                287,536,354          100,000
                                                --------------   --------------
End of period (including undistributed
  net investment income of $184,418
  and $12,115 respectively)                     $  388,439,224   $  287,536,354
                                                ==============   ==============


(a)  Commencement of operations.

See notes to financial statements.


124 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                     Short Duration Bond
                                                ===============================
                                              Six Months Ended   May 20, 2005(a)
                                              February 28, 2006   to August 31,
                                                  (unaudited)         2005
                                                ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   16,566,253   $    2,143,764
Net realized loss on investment
  and foreign currency transactions                 (3,270,698)        (261,797)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                (5,788,447)       1,662,665
                                                --------------   --------------
Net increase in net assets from
  operations                                         7,507,108        3,544,632

Dividends to Shareholders from
Net investment income                              (15,375,226)      (1,701,954)

Transactions in Shares of
Beneficial Interest
Net increase                                       222,658,269      650,661,882
                                                --------------   --------------
Total increase                                     214,790,151      652,504,560

Net Assets
Beginning of period                                652,504,560               -0-
                                                --------------   --------------
End of period (including undistributed
  net investment income of $1,651,099
  and $446,052, respectively)                   $  867,294,711   $  652,504,560
                                                ==============   ==============


(a)  Commencement of operations.

See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 125


                                                  Intermediate Duration Bond
                                                ===============================
                                              Six Months Ended   May 20, 2005(a)
                                              February 28, 2006   to August 31,
                                                  (unaudited)          2005
                                                ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   19,690,368   $    5,433,884
Net realized loss on investment
  and foreign currency transactions                 (4,159,969)      (2,644,278)
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                           (12,583,865)       8,380,391
                                                --------------   --------------
Net increase in net assets from
  operations                                         2,946,534       11,169,997

Dividends to Shareholders from
Net investment income                              (18,708,559)      (4,900,272)

Transactions in Shares of
Beneficial Interest
Net increase                                       136,854,382      800,795,629
                                                --------------   --------------
Total increase                                     121,092,357      807,065,354

Net Assets
Beginning of period                                807,065,354               -0-
                                                --------------   --------------
End of period (including undistributed
  net investment income of $1,373,915
  and $392,106, respectively)                   $  928,157,711   $  807,065,354
                                                ==============   ==============


(a)  Commencement of operations.

See notes to financial statements.


126 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                Inflation Protected Securities
                                                ===============================
                                               Six Moths Ended   May 20, 2005(a)
                                              February 28, 2006    to August 31,
                                                  (unaudited)         2005
                                                ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    6,996,164   $      819,571
Net realized loss on investment
  transactions                                        (555,578)         (71,739)
Net change in unrealized
  appreciation/depreciation of
  investments                                       (6,878,131)       3,603,083
                                                --------------   --------------
Net increase (decrease) in net assets
  from operations                                     (437,545)       4,350,915

Dividends and Distributions to
Shareholders from
Net investment income                               (9,736,870)        (705,512)
Net realized gain on investment
  transactions                                        (169,881)              -0-

Transactions in Shares of
Beneficial Interest
Net increase                                       144,613,078      259,482,434
                                                --------------   --------------
Total increase                                     134,268,782      263,127,837

Net Assets
Beginning of period                                263,127,837               -0-
                                                --------------   --------------
End of period (including undistributed
  (distributions in excess) of net
  investment income of ($2,622,405)
  and $118,301, respectively)                   $  397,396,619   $  263,127,837
                                                ==============   ==============


(a)  Commencement of operations.

See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 127


                                                          High Yield
                                                ===============================
                                              Six Months Ended   May 20, 2005(a)
                                              February 28, 2006    to August 31,
                                                  (unaudited)          2005
                                                ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   10,368,497   $    1,612,080
Net realized gain (loss) on investment
  and foreign currency transactions                 (2,832,474)          80,917
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                            (2,600,221)         382,590
                                                --------------   --------------
Net increase in net assets from
  operations                                         4,935,802        2,075,587

Dividends to Shareholders from
Net investment income                               (9,695,734)      (1,357,073)
Net realized gain on investment
  transactions                                        (240,883)              -0-

Transactions in Shares of
Beneficial Interest
Net increase                                        40,464,763      257,517,629
                                                --------------   --------------
Total increase                                      35,463,948      258,236,143

Net Assets
Beginning of period                                258,236,143               -0-
                                                --------------   --------------
End of period (including undistributed
  net investment income of $926,415
  and $253,652)                                 $  293,700,091   $  258,236,143
                                                ==============   ==============


(a)  Commencement of operations.

See notes to financial statements.


128 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


NOTES TO FINANCIAL STATEMENTS
February 28, 2006 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the "Trust") was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of eleven separate series:
AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (collectively, the "Portfolios"). Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser"). A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Portfolios' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day,


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 129


such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,


130 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

5. Expenses

Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio's respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Organization and Offering Expenses

Cost incurred in connection with the organization of the Trust of $71,875 was borne by the Investment Adviser. Offering expenses of $15,300 per Portfolio have been deferred and are being amortized on a straight line basis over a one year period.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 131


NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the "Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervisions of the Trust's Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

The Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of each Portfolio with AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), a wholly-owned subsidiary of the Adviser, the Portfolios' principal underwriter (the "Underwriter"), to permit the Underwriter to distribute the Portfolios' shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios' shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios' registrar, transfer agent and dividend-disbursing agent.

The Adviser has agreed to limit the operating expenses of the following Portfolios to the extent necessary to limit total operating expenses on an annual basis as follows:

                                                     Expense
Portfolio                                          Limitations
-------------------------------------------------------------------
Global Real Estate Investment                          .15%
International Value                                    .15%
International Growth                                   .15%
Small-Mid Cap Value                                    .15%
Small-Mid Cap Growth                                   .15%
Short Duration Bond                                    .15%
Intermediate Duration Bond                             .15%
Inflation Protected Securities                         .15%
High-Yield                                             .20%


132 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


There were no expense caps on the U.S. Value Portfolio and the U.S. Large Cap Growth Portfolio.

For the six months ended February 28, 2006, there were no fees waived by the Adviser.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 28, 2006, were as follows:

                                                  Sanford C.       Sanford C.
                                  Total          Bernstein &        Bernstein
Portfolio                      Commissions         Co. LLC          Limited
-------------------------------------------------------------------------------
U.S. Value                     $  153,664         $ 23,794            $ -0-
U.S. Large Cap Growth             824,761               -0-             -0-
Global Real Estate
  Investment                      353,481           11,598              -0-
International Value               225,320               -0-             -0-
International Growth            1,186,711               -0-             -0-
Small-Mid Cap Value               111,785           19,609              -0-
Small-Mid Cap Growth              341,796               -0-             -0-
Short Duration Bond                    -0-              -0-             -0-
Intermediate Duration
  Bond                                 -0-              -0-             -0-
Inflation Protected
  Securities                           -0-              -0-             -0-
High-Yield                             -0-              -0-             -0-


NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 28, 2006, were as follows:

Portfolio                                Purchases             Sales
-------------------------------------------------------------------------------
U.S. Value                             $  231,873,826      $   63,374,439
U.S. Large Cap Growth                     560,161,294         545,235,328
Global Real Estate Investment             206,882,905         108,526,758
International Value                        51,412,324         104,396,477
International Growth                      486,296,528         347,290,825
Small-Mid Cap Value                       100,250,446          54,171,324
Small-Mid Cap Growth                      185,086,787         138,829,302
Short Duration Bond                       404,821,334          72,061,848
Intermediate Duration Bond                213,650,847       1,216,461,434
Inflation Protected Securities                     -0-                 -0-
High-Yield                                123,529,054          90,097,352



ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 133


Purchases and sales of U.S. government securities for the six months ended February 28, 2006, were as follows:

Portfolio                                 Purchases             Sales
-------------------------------------------------------------------------------
U.S. Value                             $           -0-     $           -0-
U.S. Large Cap Growth                              -0-                 -0-
Global Real Estate Investment                      -0-                 -0-
International Value                                -0-                 -0-
International Growth                               -0-                 -0-
Small-Mid Cap Value                                -0-                 -0-
Small-Mid Cap Growth                               -0-                 -0-
Short Duration Bond                       775,547,188         719,340,782
Intermediate Duration Bond              1,513,119,260         282,354,008
Inflation Protected Securities            165,180,179          24,390,666
High-Yield                                         -0-                 -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial purpose. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

                                                                       Net
                                        Gross Unrealized            Unrealized
                                -------------------------------   Appreciation/
Portfolio                        Appreciation   (Depreciation)   (Depreciation)
-------------------------------------------------------------------------------
U.S. Value                       $134,391,309     $(25,521,368)    $108,869,941
U.S. Large Cap Growth             199,978,914      (18,898,537)     181,080,377
Global Real Estate Investment      91,640,566         (449,769)      91,190,797
International Value               165,562,280       (7,198,878)     158,363,402
International Growth               97,712,916       (4,531,117)      93,181,799
Small-Mid Cap Value                31,692,773      (11,755,964)      19,936,809
Small-Mid Cap Growth               57,486,287       (4,115,815)      53,370,472
Short Duration Bond                   205,724       (4,234,894)      (4,029,170)
Intermediate Duration Bond          2,924,281       (7,383,748)      (4,459,467)
Inflation Protected Securities        143,706       (3,418,754)      (3,275,048)
High-Yield                          2,736,488       (4,969,080)      (2,232,592)


1. Financial Futures Contracts

Certain Portfolios may buy or sell financial futures contracts for the purpose of hedging their portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains


134 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


or losses. Risks may arise from the potential inability of counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

Certain Portfolios may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

4. Swap Agreements

Certain Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 135


calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.


136 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

NOTE D

Shares of Beneficial Interest

There are an unlimited number of shares of beneficial interest authorized, without par value. Transactions in shares of beneficial interest were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Six Months                  Six Months
                         Ended        May 20,        Ended           May 20,
                     February 28,     2005(a)     February 28,       2005(a)
                         2006      to August 31,      2006        to August 31,
Portfolio            (unaudited)       2005       (unaudited)         2005
----------           ------------  ------------  --------------  --------------
U.S. Value
Shares sold           17,747,828   145,298,965   $ 186,951,993  $1,455,154,401
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        2,190,693       363,015      22,870,835       3,696,933
-------------------------------------------------------------------------------
Shares redeemed       (4,330,922)  (14,314,383)    (44,757,889)   (149,131,851)
-------------------------------------------------------------------------------
Net increase          15,607,599   131,347,597   $ 165,064,939  $1,309,719,483
===============================================================================

U.S. Large Cap
  Growth
Shares sold           11,103,275   143,635,278   $ 132,143,481  $1,476,789,066
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          496,180        82,573       6,003,777         868,497
-------------------------------------------------------------------------------
Shares redeemed       (9,388,955)  (13,531,379)   (106,725,650)   (145,242,698)
-------------------------------------------------------------------------------
Net increase           2,210,500   130,186,472   $  31,421,608  $1,332,414,865
===============================================================================

Global Real Estate
  Investment
Shares sold            9,420,632    51,442,214   $ 102,011,822  $  518,156,439
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        1,341,404       153,515      14,272,534       1,618,419
-------------------------------------------------------------------------------
Shares redeemed         (326,942)   (4,207,635)     (3,515,613)    (44,927,264)
-------------------------------------------------------------------------------
Net increase          10,435,094    47,388,094   $ 112,768,743  $  474,847,594
===============================================================================

International Value
Shares sold            4,669,970    87,293,820   $  54,889,296  $  915,265,700
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        1,652,602       287,985      19,219,759       3,032,408
-------------------------------------------------------------------------------
Shares redeemed       (8,199,733)  (15,158,355)    (95,183,096)   (165,500,688)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (1,877,161)   72,423,450   $ (21,074,041) $  752,797,420
===============================================================================

(a)  Commencement of operations.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 137


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Six Months                  Six Months
                         Ended        May 20,        Ended           May 20,
                     February 28,     2005(a)     February 28,       2005(a)
                         2006      to August 31,      2006        to August 31,
Portfolio            (unaudited)       2005       (unaudited)         2005
----------           ------------  ------------  --------------  --------------
International
  Growth
Shares sold           12,963,252    53,371,235   $ 147,215,239   $ 548,013,912
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          287,483        32,971       3,340,556         330,040
-------------------------------------------------------------------------------
Shares redeemed         (359,495)   (4,427,855)     (4,190,161)    (47,245,301)
-------------------------------------------------------------------------------
Net increase          12,891,240    48,976,351   $ 146,365,634   $ 501,098,651
===============================================================================

Small-Mid Cap
  Value
Shares sold            5,408,224    39,367,093   $  57,710,463   $ 417,139,655
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends           163,915        31,920       1,760,448         333,856
-------------------------------------------------------------------------------
Shares redeemed         (484,925)   (9,352,957)     (5,345,620)   (100,195,172)
-------------------------------------------------------------------------------
Net increase           5,087,214    30,046,056   $  54,125,291   $ 317,278,339
===============================================================================

Small-Mid Cap
  Growth
Shares sold            4,625,549    32,639,420   $  54,392,508   $ 351,691,312
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends            28,079         8,533         340,596          90,799
-------------------------------------------------------------------------------
  Shares redeemed       (241,390)   (6,484,952)     (2,996,944)    (71,032,718)
-------------------------------------------------------------------------------
Net increase           4,412,238    26,163,001   $  51,736,160   $ 280,749,393
===============================================================================

Short Duration
  Bond
Shares sold           20,935,656    66,579,808   $ 208,943,480   $ 666,482,105
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends         1,547,181       170,040      15,375,225       1,701,954
-------------------------------------------------------------------------------
Shares redeemed         (166,987)   (1,750,775)     (1,660,436)    (17,522,177)
-------------------------------------------------------------------------------
Net increase          22,315,850    64,999,073   $ 222,658,269   $ 650,661,882
===============================================================================

Intermediate
  Duration Bond
Shares sold           14,145,877    84,453,006   $ 140,351,122   $ 848,045,210
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends         1,893,326       487,181      18,708,559       4,900,272
-------------------------------------------------------------------------------
Shares redeemed       (2,224,079)   (5,177,936)    (22,205,299)    (52,149,853)
-------------------------------------------------------------------------------
Net increase          13,815,124    79,762,251   $ 136,854,382   $ 800,795,629
===============================================================================

(a)  Commencement of operations.


138 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Six Months                  Six Months
                         Ended        May 20,        Ended           May 20,
                     February 28,     2005(a)     February 28,       2005(a)
                         2006      to August 31,      2006        to August 31,
Portfolio            (unaudited)       2005       (unaudited)         2005
----------           ------------  ------------  --------------  --------------
Inflation Protected
  Securities
Shares sold           13,841,849    26,212,348   $ 135,759,901   $ 258,784,163
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        1,019,115        71,174       9,906,751         705,512
-------------------------------------------------------------------------------
Shares redeemed         (108,523)         (726)     (1,053,574)         (7,241)
-------------------------------------------------------------------------------
Net increase          14,752,441    26,282,796   $ 144,613,078   $ 259,482,434
===============================================================================

High-Yield
Shares sold            3,752,446    30,314,496   $  37,965,484   $ 312,883,214
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          991,774       131,189       9,936,616       1,357,073
-------------------------------------------------------------------------------
Shares redeemed         (735,861)   (5,484,600)     (7,437,337)    (56,722,658)
-------------------------------------------------------------------------------
Net increase           4,008,359    24,961,085   $  40,464,763   $ 257,517,629
===============================================================================

(a)  Commencement of operations


Commencement of Offering

The Portfolios commenced offering on May 20, 2005 through the investments of cash and securities received in a tax free in-kind contributions from AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Blended Style Series--U.S. Large Cap Portfolio ("U.S. Large Cap Fund"). Prior to commencement of operations on May 20, 2005, the Trust had no operations other than the sale to the Adviser on April 15, 2005 of 10,000 shares for $10 each of the AllianceBernstein Small-Mid Cap Growth Portfolio.

Amounts received from in-kind transfers of investment securities were as follows:

                          Wealth        Balanced        Wealth
                       Appreciation      Wealth      Preservation   U.S. Large
Portfolio                Strategy       Strategy       Strategy      Cap Fund
-------------------------------------------------------------------------------
U.S. Value             $155,435,335   $150,723,860    $24,205,731   $64,400,550
U.S. Large Cap Growth   158,437,429    153,296,219     24,652,835    71,745,927
Global Real Estate
  Investment             43,932,094     69,340,181     24,273,362            -0-
International Value      59,932,167     57,875,719      9,199,373            -0-
International Growth     63,478,390     61,819,722      9,798,985            -0-
Small-Mid Cap Value              -0-            -0-            -0-           -0-
Small-Mid Cap Growth             -0-            -0-            -0-           -0-
Short Duration Bond              -0-            -0-    72,247,181            -0-
Intermediate Duration
  Bond                           -0-   250,427,841     72,480,909            -0-
Inflation Protected
  Securities                     -0-            -0-    28,619,579            -0-
High-Yield                       -0-       598,162             -0-           -0-



ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 139


Amounts received from investments of cash were as follows:

                           Wealth        Balanced       Wealth
                        Appreciation      Wealth     Preservation   U.S. Large
Portfolio                 Strategy       Strategy      Strategy      Cap Fund
-------------------------------------------------------------------------------
U.S. Value              $     7,784     $    6,052    $    10,251   $   710,972
U.S. Large Cap Growth       856,603        856,272        144,828     1,111,911
Global Real Estate
  Investment              2,267,390      4,077,486      1,085,694            -0-
International Value       6,083,498      5,812,768        863,081            -0-
International Growth      3,175,305      2,784,499        373,559            -0-
Small-Mid Cap Value       4,400,000      5,740,000      1,200,000            -0-
Small-Mid Cap Growth      3,525,000      5,800,000      1,030,000            -0-
Short Duration Bond              -0-            -0-    10,872,021            -0-
Intermediate Duration
  Bond                           -0-    13,149,233      5,158,625            -0-
Inflation Protected
  Securities                     -0-            -0-       857,786            -0-
High-Yield                       -0-    24,450,000             -0-           -0-


The amounts of the unrealized appreciation (depreciation) of investment securities acquired by the Portfolios through the in-kind transfer were as follows:

Portfolio                                     Appreciation    (Depreciation)
-------------------------------------------------------------------------------
U.S. Value                                    $ 33,794,987               -0-
U.S. Large Cap Growth                           33,033,631               -0-
Global Real Estate Investment                   21,884,598               -0-
International Value                             10,574,433               -0-
International Growth                             8,587,797               -0-
Small-Mid Cap Value                                     -0-              -0-
Small-Mid Cap Growth                                    -0-              -0-
Short Duration Bond                                     -0-        (390,484)
Intermediate Duration Bond                              -0-      (2,633,495)
Inflation Protected Securities                          -0-        (223,894)
High-Yield                                              -0-         (46,845)

NOTE E

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


140 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Foreign Security Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss there under to be remote.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid for the fiscal year ending August 31, 2005 were as follows:

U.S. Value Portfolio                                            2005
                                                            ============
Distributions paid from:
  Ordinary income                                           $  3,696,932
                                                            ------------
Total distributions paid                                    $  3,696,932
                                                            ============

U.S. Large Cap Growth Portfolio                                 2005
                                                            ============
Distributions paid from:
  Ordinary income                                           $    868,497
                                                            ------------
Total distributions paid                                    $    868,497
                                                            ============

Global Real Estate Investment Portfolio                         2005
                                                            ============
Distributions paid from:
  Ordinary income                                           $  1,618,418
                                                            ------------
Total distributions paid                                    $  1,618,418
                                                            ============

International Value Portfolio                                   2005
                                                            ============
Distributions paid from:
  Ordinary income                                           $  3,032,408
                                                            ------------
Total distributions paid                                    $  3,032,408
                                                            ============

International Growth Portfolio                                  2005
                                                            ============
Distributions paid from:
  Ordinary income                                           $    330,040
                                                            ------------
Total distributions paid                                    $    330,040
                                                            ============

ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 141


Small-Mid Cap Value Portfolio                                   2005
                                                            ============
Distributions paid from:
  Ordinary income                                           $    333,856
                                                            ------------
Total distributions paid                                    $    333,856
                                                            ============

Small-Mid Cap Growth Portfolio                                  2005
                                                            ============
Distributions paid from:
  Ordinary income                                           $     90,799
                                                            ------------
Total distributions paid                                    $     90,799
                                                            ============

Short Duration Bond Portfolio                                   2005
                                                            ============
Distributions paid from:
  Ordinary income                                           $  1,701,954
                                                            ------------
Total distributions paid                                    $  1,701,954
                                                            ============

Intermediate Duration Bond Portfolio                            2005
                                                            ============
Distributions paid from:
  Ordinary income                                           $  4,900,272
                                                            ------------
Total distributions paid                                    $  4,900,272
                                                            ============

Inflation Protected Securities Portfolio                        2005
                                                            ============
Distributions paid from:
  Ordinary income                                           $    705,512
                                                            ------------
Total distributions paid                                    $    705,512
                                                            ============

High-Yield Portfolio                                            2005
                                                            ============
Distributions paid from:
  Ordinary income                                           $  1,357,073
                                                            ------------
Total distributions paid                                    $  1,357,073
                                                            ============



142 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


As of August 31, 2005 the components of accumulated earnings/deficit on a tax basis were as follows:

                                                        Accumulated                          Total
                       Undistributed   Undistributed      Capital        Unrealized       Accumulated
                          Ordinary       Long-Term      and Other       Appreciation/      Earnings/
Portfolio                  Income          Gains      Gains (Losses)   Depreciation(a)    (Deficit)(b)
-------------------------------------------------------------------------------------------------------
U.S. Value               $4,810,109     $6,834,169      $       -0-      $33,333,741      $44,978,019
U.S. Large Cap
  Growth                    280,325        617,755              -0-       62,608,045       63,506,125
Global Real Estate
  Investment              6,990,289      1,568,642              -0-       24,501,831       33,060,762
International Value       2,776,718      2,784,981              -0-       30,178,318       35,740,017
International Growth        750,814        827,676              -0-       15,666,064       17,244,554
Small-Mid Cap Value         141,186             -0-       (101,530)        2,724,421        2,764,077
Small-Mid Cap
  Growth                     12,115             -0-       (483,979)        7,163,067        6,691,203
Short Duration Bond         482,951             -0-           (973)        1,355,617        1,837,595
Intermediate Duration
  Bond                      581,891             -0-     (2,773,875)        8,681,371        6,489,387
Inflation Protected
  Securities                118,301             -0-        (11,035)        3,542,379        3,649,645
High-Yield                  343,378             -0-             -0-          380,165          723,543


(a) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive foreign investment companies, mark to market on forward contracts, future contracts, swaps, and swap income (loss) accruals.

(b) The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October currency losses.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reim-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 143


bursement Fund is to be paid, in order of priority, to fund investors based on
(i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The Portfolios were not part of the regulatory settlement and their advisory fees were not affected by the SEC Order or the NYAG Order.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the AllianceBernstein Mutual Funds ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


144 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Advisor either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 145


County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the Court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


146 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 147


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            U.S. Value
                                                    --------------------------
                                                    Six Months
                                                       Ended         May 20,
                                                    February 28,    2005(a) to
                                                        2006       August 31,
                                                    (unaudited)       2005
                                                    -----------    -----------
Net asset value, beginning of period                  $10.32         $10.00

Income From Investment Operations
Net investment income(b)                                 .12            .08
Net realized and unrealized gain on investment
  Transactions                                           .61            .28
Net increase in net asset value from operations          .73            .36

Less: Dividends and Distributions
Dividends from net investment income                    (.09)          (.04)
Distributions from net realized gain on
  investment transactions                               (.08)            -0-
Total distributions                                     (.17)            -0-
Net asset value, end of period                        $10.88         $10.32

Total Return
Total investment return based on net asset
   value(c)                                             7.12%          3.58%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)         $1,598,473     $1,355,032
Ratio to average net assets of:
  Expenses(d)                                            .05%           .07%
  Net investment income(d)                              2.39%          2.84%
Portfolio turnover rate                                    5%            21%




See footnote summary on page 158.


148 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                           U.S. Large
                                                           Cap Growth
                                                    --------------------------
                                                    Six Months
                                                       Ended         May 20,
                                                    February 28,    2005(a) to
                                                        2006        August 31,
                                                    (unaudited)       2005
                                                    -----------    -----------
Net asset value, beginning of period                  $10.73         $10.00

Income From Investment Operations
Net investment income(b)                                 .03            .02
Net realized and unrealized gain on
  investment                                            1.26            .72
Net increase in net asset value from
  operations                                            1.29            .74

Less: Dividends and Distributions
Dividends from net investment income                    (.02)          (.01)
Distributions from net realized gain on
  investment transactions                               (.03)            -0-
Total distributions                                     (.05)          (.01)
Net asset value, end of period                        $11.97         $10.73

Total Return
Total investment return based on net asset
  value(c)                                             12.00%          7.38%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)         $1,584,969     $1,397,037
Ratio to average net assets of:
  Expenses(d)                                            .05%           .05%
  Net investment income(d)                               .51%           .62%
Portfolio turnover rate                                   37%            13%


See footnote summary on page 158.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 149


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                        Global Real Estate
                                                            Investment
                                                    --------------------------
                                                    Six Months
                                                       Ended         May 20,
                                                    February 28,    2005(a) to
                                                        2006        August 31,
                                                    (unaudited)        2005
                                                    -----------    -----------
Net asset value, beginning of period                  $10.74         $10.00

Income From Investment Operations
Net investment income(b)                                 .19            .09(e)
Net realized and unrealized gain on investment
  and foreign currency transactions                     1.21            .69
Net increase in net asset value from
  operations                                            1.40            .78

Less: Dividends and Distributions
Dividends from net investment income                    (.20)          (.04)
Distributions from net realized gain on
  investment transactions                               (.06)            -0-
Total distributions                                     (.26)            -0-
Net asset value, end of period                        $11.88         $10.74

Total Return
Total investment return based on net asset
  value(c)                                             13.38%          7.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $687,130       $508,737
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .10%           .15%
  Expenses, before waivers/reimbursements(d)             .10%           .16%
  Net investment income(d)                              3.57%          3.14%(e)
Portfolio turnover rate                                   20%             7%



See footnote summary on page 158.


150 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                       International Value
                                                    --------------------------
                                                    Six Months
                                                       Ended          May 20,
                                                    February 28,    2005(a) to
                                                        2006        August 31,
                                                    (unaudited)        2005
                                                    -----------    -----------
Net asset value, beginning of period                  $10.89         $10.00

Income From Investment Operations
Net investment income(b)                                 .05            .10(e)
Net realized and unrealized gain on investment
  and foreign currency transactions                     2.10            .87
Net increase in net asset value from
  operations                                            2.15            .97

Less: Dividends and Distributions
Dividends from net investment income                    (.07)          (.08)
Distributions from net realized gain on
  investment transactions                               (.21)            -0-
Total distributions                                     (.28)            -0-
Net asset value, end of period                        $12.76         $10.89

Total Return
Total investment return based on net asset
  value(c)                                             19.95%          9.71%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $900,176       $788,432
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .12%           .15%
  Expenses, before waivers/reimbursements(d)             .12%           .94%
  Net investment income(d)                               .86%          3.56%(e)
Portfolio turnover rate                                    6%            23%


See footnote summary on page 158.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 151


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                       International Growth
                                                    --------------------------
                                                    Six Months
                                                       Ended          May 20,
                                                    February 28,    2005(a) to
                                                        2006        August 31,
                                                    (unaudited)        2005
                                                    -----------    -----------
Net asset value, beginning of period                  $10.57         $10.00

Income From Investment Operations
Net investment income(b)                                 .05            .05(e)
Net realized and unrealized gain on investment
  and foreign currency transactions                     1.61            .54
Net increase in net asset value from
  operations                                            1.66            .59

Less: Dividends and Distributions
Dividends from net investment income                    (.04)          (.02)
Distributions from net realized gain on
  investment transactions                               (.02)            -0-
Total distributions                                     (.06)          (.02)
Net asset value, end of period                        $12.17         $10.57

Total Return
Total investment return based on net asset
  value(c)                                             15.73%          5.93%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $752,818       $517,594
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .13%           .15%
  Expenses, before waivers/reimbursements(d)             .13%           .24%
  Net investment income(d)                               .97%          1.78%(e)
Portfolio turnover rate                                   56%            19%


See footnote summary on page 158.


152 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                       Small-Mid Cap Value
                                                    --------------------------
                                                    Six Months
                                                       Ended         May 20,
                                                    February 28,    2005(a) to
                                                        2006        August 31,
                                                    (unaudited)        2005
                                                    -----------    -----------
Net asset value, beginning of period                  $10.65         $10.00

Income From Investment Operations
Net investment income(b)                                 .09            .04(e)
Net realized and unrealized gain on
  investment transactions                                .52            .63
Net increase in net asset value from
  operations                                             .61            .67

Less: Dividends
Dividends from net investment income                    (.05)          (.02)
Net asset value, end of period                        $11.21         $10.65

Total Return
Total investment return based on net asset
  value(c)                                              5.79%          6.72%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $393,926       $320,038
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .09%           .15%
  Expenses, before waivers/reimbursements(d)             .09%           .34%
  Net investment income (loss)(d)                       1.77%          1.62%(e)
Portfolio turnover rate                                   17%             8%


See footnote summary on page 158.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 153


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Small-Mid Cap Growth
                                                    --------------------------
                                                     Six Months
                                                       Ended          May 20,
                                                    February 28,    2005(a) to
                                                        2006        August 31,
                                                    (unaudited)        2005
                                                    -----------    -----------
Net asset value, beginning of period                  $10.99         $10.00

Income From Investment Operations
Net investment income(b)                                 .02            .01(e)
Net realized and unrealized gain on
  investment transactions                               1.70            .99
Net increase in net asset value from
  operations                                            1.72           1.00

Less: Dividends
Dividends from net investment income                    (.01)          (.01)
Net asset value, end of period                        $12.70         $10.99

Total Return
Total investment return based on net asset
  value(c)                                             15.67%          9.97%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $388,439       $287,536
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .09%           .15%
  Expenses, before waivers/reimbursements(d)             .09%           .41%
  Net investment income(d)                               .31%           .37%(e)
Portfolio turnover rate                                   42%            21%


See footnote summary on page 158.


154 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                        Short Duration Bond
                                                    --------------------------
                                                    Six Months
                                                       Ended          May 20,
                                                    February 28,    2005(a) to
                                                        2006        August 31,
                                                    (unaudited)       2005
                                                    -----------    -----------
Net asset value, beginning of period                  $10.04         $10.00

Income From Investment Operations
Net investment income(b)                                 .22            .09(e)
Net realized and unrealized loss on
  investment transactions                               (.13)          (.01)
Net increase in net asset value from
  operations                                             .09            .08

Less: Dividends
Dividends from net investment income                    (.20)          (.04)
Net asset value, end of period                         $9.93         $10.04

Total Return
Total investment return based on net asset
  value(c)                                               .89%           .82%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $867,295       $652,505
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .06%           .15%
  Expenses, before waivers/reimbursements(d)             .06%           .19%
  Net investment income(d)                              4.40%          3.88%(e)
Portfolio turnover rate                                  109%            83%


See footnote summary on page 158.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 155


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                          Intermediate
                                                          Duration Bond
                                                    --------------------------
                                                    Six Months
                                                       Ended          May 20,
                                                    February 28,    2005(a) to
                                                        2006        August 31,
                                                    (unaudited)       2005
                                                    -----------    -----------
Net asset value, beginning of period                  $10.12         $10.00

Income From Investment Operations
Net investment income(b)                                 .23            .11
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions          (.21)           .08
Net increase in net asset value from
  operations                                             .02            .19

Less: Dividends
Dividends from net investment income                    (.22)          (.07)
Net asset value, end of period                         $9.92         $10.12

Total Return
Total investment return based on net asset
  value(c)                                              0.25%          1.95%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $928,158       $807,065
Ratio to average net assets of:
  Expenses(d)                                            .07%           .10%
  Net investment income(d)                              4.73%          4.13%
Portfolio turnover rate                                  226%           206%


See footnote summary on page 158.


156 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                        Inflation Protected
                                                            Securities
                                                    --------------------------
                                                     Six Months
                                                       Ended         May 20,
                                                    February 28,    2005(a) to
                                                        2006        August 31,
                                                    (unaudited)        2005
                                                    -----------    -----------
Net asset value, beginning of period                  $10.01         $10.00

Income From Investment Operations
Net investment income(b)                                 .21            .09(e)
Net realized and unrealized gain (loss) on
  investment transactions                               (.23)            -0-
Net increase in net asset value from
  operations                                            (.02)           .09

Less: Dividends and Distributions
Dividends from net investment income                    (.30)          (.08)
Distributions from net realized gain on
  investment transactions                               (.01)            -0-
Total distributions                                     (.31)          (.08)
Net asset value, end of period                         $9.68         $10.01

Total Return
Total investment return based on net asset
  value(c)                                              (.26)%          .92%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $397,397       $263,128
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .09%           .15%
  Expenses, before waivers/reimbursements(d)             .09%           .52%
  Net investment income(d)                              4.31%          4.34%(e)
Portfolio turnover rate                                    8%             3%


See footnote summary on page 158.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 157


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            High Yield
                                                    --------------------------
                                                    Six Months
                                                       Ended          May 20,
                                                    February 28,    2005(a) to
                                                        2006        August 31,
                                                    (unaudited)        2005
                                                    -----------    -----------
Net asset value, beginning of period                  $10.35         $10.00

Income From Investment Operations
Net investment income(b)                                 .39            .20(e)
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions          (.23)           .24
Net increase in net asset value from
  operations                                             .16            .44

Less: Dividends and Distributions
Dividends from net investment income                    (.36)          (.09)
Distributions from net realized gain on
  investment transactions                               (.01)            -0-
Total distributions                                     (.37)          (.09)
Net asset value, end of period                        $10.14         $10.35

Total Return
Total investment return based on net asset
  value(c)                                              1.66%          4.38%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $293,700       $258,236
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .12%           .20%
  Expenses, before waivers/reimbursements(d)             .12%           .45%
  Net investment income(d)                              7.74%          7.42%(e)
Portfolio turnover rate                                   35%            23%


(a)  Commencement of operations.

(b)  Based on average shares oustanding during the period.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Net of fees waived/reimbursed by the Adviser.


158 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew M. Aran, Vice President
Bruce K. Aronow, Vice President
Stephen Beinhacker, Vice President
Henry S. D'Auria, Vice President
Gershon Distenfeld, Vice President
Sharon E. Fay, Vice President
Marilyn G. Fedak, Vice President
Mark A. Hamilton, Vice President
David (Dutch) P. Handke, Jr., Vice President
Syed J. Hasnain, Vice President
Shawn E. Keegan, Vice President
Kumar Kirpalani, Vice President
Samantha Lau, Vice President
James W. MacGregor, Vice President
John Mahedy, Vice President
Allison M. Martier, Vice President
Giulio A. Martini, Vice President
Christopher Marx, Vice President
Teresa Marziano, Vice President
Joel J. McKoan, Vice President
James K. Pang, Vice President
Joseph G. Paul, Vice President
Douglas J. Peebles, Vice President
John D. Phillips, Vice President
Jeffrey S. Phlegar, Vice President
James G. Reilly, Vice President
Michael J. Reilly, Vice President
Paul C. Rissman, Vice President
Kevin F. Simms, Vice President
Christopher M. Toub, Vice President
Wen-Tse Tseng, Vice President
(Scott) Patrick Wallace, Vice President
Andrew J. Weiner, Vice President
Greg J. Wilensky, Vice President
Kewjin Yuoh, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 159


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of, and investment decisions for, each of the other Portfolios are made by certain Investment Policy Groups or teams, the members of which are jointly and primarily responsible for the day-to-day management of each Portfolio. No one person is principally responsible for making recommendations for each Portfolio. Each Investment Policy Group or team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

Mr. Greg Wilensky, Director of Stable Value Investments, is the investment professional primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protected Securities Portfolio.

The management of and investment decisions for the AllianceBernstein Global Real Estate Investment Portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John D. Phillips are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein Small-Mid Cap Value Portfolio are made by Small-Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein International Value Portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Giulio A. Martini are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Christopher Toub, Mr. Paul Rissman, Mr. Stephen Beinhacker and Mr. James Pang are the senior members of the team.

The management of and investment decisions for the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. James G. Reilly, Mr. David (Dutch) Handke Jr., Mr. Scott Wallace, Mr. Michael J. Reilly and Mr. Syed J. Hasnain are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Structured Asset Investment Team. Mr. Greg Wilensky, Mr. Kewjin Yuoh and Ms. Alison M. Martier are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade:
Core Fixed Income Team. Mr. Greg Wilensky, Ms. Alison Martier, Mr. Shawn Keegan and Mr. Jeffrey Phlegar are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein High-Yield Portfolio are made by the U.S. High Yield Investment Team. Mr. Gershon Distenfeld, Mr. Douglas J. Peebles, Mr. Andrew M. Aran, Mr. Joel J. McKoan and Mr. Mark A. Hamilton are the senior most members of the team.


160 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 161


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Pooling Portfolios (the "Trust")(2), prepared by Philip L. Kirstein, the Senior Officer, for the independent trustees of the Trust, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent trustees.

The Trust is designed to facilitate a "blended style" investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts. The Portfolios do not pay any fee to the Adviser or its affiliates for advisory, management, administration, distribution and transfer agency services. The Adviser and its affiliates, including the principal underwriter and transfer agent of the Trust, are compensated for their services to the Trust's various Portfolios (each a "Portfolio") by investment companies advised by the Adviser and certain large institutional accounts that invest in the Portfolios.

The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

(1) It should be noted that the information in the fee summary was completed on December 8, 2005 and presented to the Board of Trustees on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser.

(2) The Trust includes AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, and AllianceBernstein High-Yield Portfolio, each a "Portfolio" and collectively the "Portfolios." Future references to the Portfolios do not include "AllianceBernstein."


162 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Portfolios grow larger.

6. Nature and quality of the Adviser's services including the performance of the Portfolios.

ADVISORY FEES, EXPENSE CAPS AND RATIOS

The Portfolios do not pay a fee to the Adviser for advisory services. The Adviser is compensated by institutional clients that invest in the Trust. These clients include the AllianceBernstein Retirement Strategies, AllianceBernstein Wealth Strategies, AllianceBernstein US Large Cap Portfolio and the Rhode Island Higher Education Savings Trust (referred to herein as "CollegeBoundfund"). Set forth below are the advisory fee schedules of these institutional clients of the Adviser.

AllianceBernstein Retirement Strategies

Each of the AllianceBernstein Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Strategy discounted by a percentage dependent on the asset level of the Strategy as indicated below:

% Invested in Equity Investments(3)                               Advisory Fee
-------------------------------------------------------------------------------
Equal to or less than 60%                                             0.55%
Greater than 60% and less than 80%                                    0.60%
Equal to or greater than 80%                                          0.65%

Net Asset Level                                                     Discount
-------------------------------------------------------------------------------
Assets equal to or less than $2.5 billion                              n/a
Assets greater than $2.5 billion and less than $5 billion             0.10%
Assets greater than $5 billion                                        0.15%

For example, a Strategy that invests less than 60% of its net assets in equities will pay 0.55% for its first $2.5 billion in net assets, 0.45% for its net assets greater than $2.5 billion and equal to or less than $5 billion and 0.40% for its net assets


(3) For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the AllianceBernstein Global Real Estate Investment Portfolio will be considered to be invested in equity investments.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 163


in excess of $5 billion. The advisory fee that is charged by the Adviser for each Strategy's first $2.5 billion in net assets based on the aforesaid fee schedule is as follows:

Fund                                                     %
--------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy             0.55%
AllianceBernstein 2005 Retirement Strategy             0.55%
AllianceBernstein 2010 Retirement Strategy             0.60%
AllianceBernstein 2015 Retirement Strategy             0.60%
AllianceBernstein 2020 Retirement Strategy             0.65%
AllianceBernstein 2025 Retirement Strategy             0.65%
AllianceBernstein 2030 Retirement Strategy             0.65%
AllianceBernstein 2035 Retirement Strategy             0.65%
AllianceBernstein 2040 Retirement Strategy             0.65%
AllianceBernstein 2045 Retirement Strategy             0.65%

AllianceBernstein U.S. Large Cap Portfolio and
AllianceBernstein Wealth Strategies

The AllianceBernstein U.S. Large Cap Portfolio and each of the
AllianceBernstein Wealth Strategies is charged by the Adviser an advisory fee based on a percentage of each fund's average daily net assets. Set forth below are the advisory fee schedules of these funds:

                                                   Advisory Fee Based on % of
Fund                                                Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Portfolio        First $2.5 billion      0.65%
                                                  Next $2.5 billion       0.55%
                                                  Excess of $5 billion    0.50%

AllianceBernstein Wealth Appreciation Strategy    First $2.5 billion      0.65%
                                                  Next $2.5 billion       0.55%
                                                  Excess of $5 billion    0.50%

AllianceBernstein Balanced Wealth Strategy        First $2.5 billion      0.55%
                                                  Next $2.5 billion       0.45%
                                                  Excess of $5 billion    0.40%

AllianceBernstein Wealth Preservation Strategy    First $2.5 billion      0.55%
                                                  Next $2.5 billion       0.45%
                                                  Excess of $5 billion    0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a Section 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the "Underlying Portfolios"), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy


164 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in the increase or decrease of the program management fee since the total expense ratio is constant. Set forth below is a table showing the expense ratios of the Education Strategies as of October 31, 2005.

                                                        Total Expense
Portfolios                                                   Ratio
---------------------------------------------------------------------------
Age-Based Education Strategies

Age-Based Aggressive 2005-2007                               0.94%
Age-Based Aggressive 2002-2004                               0.94%
Age-Based Aggressive 1999-2001                               0.90%
Age-Based Aggressive 1996-1998                               0.86%
Age-Based Aggressive 1993-1995                               0.82%
Age-Based Aggressive 1990-1992                               0.78%
Age-Based Aggressive 1987-1989                               0.74%
Age-Based Aggressive 1984-1986                               0.74%
Age-Based Aggressive Pre-1984                                0.74%
Age-Based 2005-2007                                          0.92%
Age-Based 2002-2004                                          0.88%
Age-Based 1999-2001                                          0.84%
Age-Based 1996-1998                                          0.80%
Age-Based 1993-1995                                          0.78%
Age-Based 1990-1992                                          0.76%
Age-Based 1987-1989                                          0.72%
Age-Based 1984-1986                                          0.72%
Age-Based Pre-1984                                           0.72%

Fixed Based Education Strategies

Appreciation                                                 0.94%
Balanced                                                     0.80%
Preservation                                                 0.72%

The Adviser has agreed to reimburse the Pooling Portfolios, except for U.S. Value Portfolio and U.S. Large Cap Portfolio, if the Portfolios' total operating expense ratios exceed the expense caps set forth for the Portfolios. The waiver is terminable by the Adviser at the end of each Portfolio's fiscal year upon at least 60 days written notice.

Portfolio                                                 Expense Cap
---------------------------------------------------------------------------
Global Real Estate Investment Portfolio                      0.15%
International Value Portfolio                                0.15%
International Growth Portfolio                               0.15%
Small-Mid Cap Value Portfolio                                0.15%
Small-Mid Cap Growth Portfolio                               0.15%
Short Duration Bond Portfolio                                0.15%
Intermediate Duration Portfolio                              0.15%
Inflation Protected Securities Portfolio                     0.15%
High-Yield Portfolio                                         0.20%


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 165


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Trust that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Trust's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Trust are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Trust to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios as stated in the Adviser's Form ADV, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

                                                 ADV Institutional Account
Pooling Portfolio                                    Asset. Class / Fee
-------------------------------------------------------------------------------
U.S. Value Portfolio                 0.65%      on the first $25 million
                                     0.50%      on the first $25 million
                                     0.40%      on the first $50 million
                                     0.30%      on the first $100 million
                                     0.25%      on the balance over 200 million

U.S. Large Cap Growth Portfolio      0.80%      on the first $25 million
                                     0.50%      on the next $25 million
                                     0.40%      on the next $50 million
                                     0.30%      on the next $100 million
                                     0.25%      on the balance over 200 million


166 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                   ADV Institutional Account
Pooling Portfolio                                      Asset. Class / Fee
------------------------------------------------------------------------------------
Global Real Estate Investment         0.70%      on the first $25 million
Portfolio                             0.60%      on the first $25 million
                                      0.50%      on the first $25 million
                                                 negotiable on balance over 75 million

International Value Portfolio         0.80%      on the first $25 million
                                      0.60%      on the next $25 million
                                      0.50%      on the next $50 million
                                      0.40%      on the balance over 100 million

International Growth Portfolio        0.80%      on the first $25 million
                                      0.60%      on the next $25 million
                                      0.50%      on the next $50 million
                                      0.40%      on the balance over 100 million

Small-Mid Cap Value Portfolio         0.95%      on the first $25 million
                                      0.75%      on the next $25 million
                                      0.65%      on the next $50 million
                                      0.55%      on the balance 100 million

Small-Mid Cap Growth Portfolio        1.00%      on the first $50 million
                                      0.85%      on the next $50 million
                                      0.75%      on the balance over 100 million

Short Duration Bond Portfolio         0.40%      on the first $20 million
                                      0.25%      on the next $80 million
                                      0.20%      on the next $100 million
                                      0.15%      on the balance over 200 million

Intermediate Duration Portfolio       0.40%      on the first $20 million
                                      0.25%      on the next $80 million
                                      0.20%      on the next $100 million
                                      0.15%      on the balance over 200 million

Inflation Protected Securities        0.20%      on the next $10 million
Portfolio                             0.15%      on the next $80 million
                                      0.10%      on the balance over 90 million

High Yield Portfolio                  0.65%      on the first $20 million
                                      0.50%      on the next $20 million
                                      0.40%      on the next $20 million
                                      0.35%      on the balance over 60 million

The Adviser manages the AllianceBernstein Mutual Funds, which are open-end investment companies. The advisory schedule of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories of the AllianceBernstein Mutual Funds with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. The Adviser charges the following fees for these funds:

Category                                 Advisory Fee
----------------------------------------------------------------
Growth                           75 bp on 1st $2.5 billion
                                 65 bp on next $2.5 billion
                                 60 bp on the balance



ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 167


Category                                Advisory Fee
----------------------------------------------------------------
Value                            55 bp on 1st $2.5 billion
                                 45 bp on next $2.5 billion
                                 40 bp on the balance

Balanced                         55 bp on 1st $2.5 billion
                                 45 bp on next $2.5 billion
                                 40 bp on the balance

Blend                            65 bp on 1st $2.5 billion
                                 55 bp on next $2.5 billion
                                 50 bp on the balance

International                    75 bp on 1st $2.5 billion
                                 65 bp on next $2.5 billion
                                 60 bp on the balance

Specialty                        75 bp on 1st $2.5 billion
                                 65 bp on next $2.5 billion
                                 60 bp on the balance

High Income                      50 bp on 1st $2.5 billion
                                 45 bp on next $2.5 billion
                                 40 bp on the balance

Low Risk Income                  45 bp on 1st $2.5 billion
                                 40 bp on next $2.5 billion
                                 35 bp on the balance

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. None of these off-shore funds have breakpoints in the advisory fee schedule. The Adviser charges the following fees for offshore mutual funds with similar investment styles as the Portfolios:

Asset Class                                        Fee(4)
-------------------------------------------------------------
Equity Value                                       0.80%
Equity Growth                                      0.80%
Global Growth                                      1.00%
Real Estate                                        0.95%
Global High Yield                                  1.25%
U.S. High Yield                                    0.85%
Fixed Income                                       0.65%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative


(4) Except for Real Estate, the fees charged to the funds include a 0.10% fee for administrative services provided by the Adviser or its affiliates.


168 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


related services. The fee schedule of the ACITM mutual funds with similar investment styles as the Portfolios is as follows:


Portfolio                                  ACITM Mutual Fund(5)           Net Advisory Fee
---------------------------------------------------------------------------------------------
U.S. Value Portfolio                 Bernstein Kokusai Value TRB
                                     (Mizuho)6                                  0.30%

U.S. Large Cap Growth Portfolio      Alliance American Premier Growth
                                     (Sakura/Mitsui/Fuji Bank/Nikko)            0.95%
                                     Alliance American Premier Growth
                                     (Nomura)                                   0.70%

International Value Portfolio        Alliance International Value TRB
                                     (Sumitomo)(6)                              0.30%

High-Yield Portfolio                 Alliance High Yield Open Fund
                                     (Kokusai)                                  1.00%

The Adviser also provides sub-advisory services to certain other investment companies managed by other fund families. Set forth below are the names and fee schedules of the funds sub-advised by the Adviser that have the same investment styles as the Portfolios:


Portfolio                                                  Fee Schedule
------------------------------------------------------------------------------------------
U.S. Large Cap Growth        Client # 1      0.40%

                             Client # 2      0.60% on first $500M
                                             0.50% thereafter

U.S. Value Portfolio         Client # 3(7)   0.50% of the General Equity/High Yield
                                             Portfolios' average daily net assets up
                                             to and including $1 billion;
                                             0.40% of the General Equity/High Yield
                                             Portfolios' average daily net assets over
                                             $1 billion up to and including $2 billion;
                                             0.30% of the General Equity/High Yield
                                             Portfolios' average daily net assets over
                                             $2 billion up to and including $3 billion;
                                             0.20% of the General Equity/High Yield
                                             Portfolios' average daily net assets over
                                             $3 billion.

High Yield Portfolio         Client # 4      Same fee schedule of sub-advised fund
                                             as U.S. Value Portfolio

U.S. Large Cap Growth        Client # 5      0.35% on first $50M
                                             0.30% next $100M
                                             0.25% thereafter


(5)  The name in parenthesis is the distributor of the fund.

(6)  This ACITM fund is not a retail fund.

(7)  This is the fee schedule of a fund managed by an affiliate of the Adviser.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 169


Portfolio                                                 Fee Schedule
-------------------------------------------------------------------------------
                                     Client # 6      0.40% on the first $300M
                                                     0.37% on the next $300M
                                                     0.35% on the next $300M
                                                     0.32% on the next $600M
                                                     0.25% over $1.5B

Small-Mid Cap Growth Portfolio       Client # 7      0.80%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

The Portfolios are not required to pay an advisory fee to the Adviser pursuant to the investment advisory agreement. As such, it is difficult to compare the Portfolios to other funds because there are variations in the services that are included in the fees paid by other funds. Because each Portfolio is designed as a vehicle in which mutual funds that are managed by the Adviser and other institutional shareholders (together the "Asset Allocation Funds") can pool their assets earmarked for investment in selected asset classes or a blend of asset classes, the fee arrangements in the Advisory Agreement are unusual in that no advisory fee is payable by the Portfolios. However, the Adviser is indirectly compensated for its services to the Portfolios by the Asset Allocation Funds.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See Section IV for discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

Since the Trust has just commenced operations, there is no profitability information of the Adviser in regards to the services it provides to the Trust. Moreover, because no advisory fee is charged, there will be no profit with respect to the advisory agreement.

The Adviser profits indirectly from the Trust through the fees it receives from the institutional clients that invest in the Portfolios. This includes direct profits from managing the assets of institutional clients and other non-advisory fees from affiliates that provide transfer agency and distribution related services.


170 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Certain of the Portfolios effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Portfolios' recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolios is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Portfolio's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE STRATEGIES.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Portfolios. At the time the investment advisory agreement between the Trust and Adviser was approved by the board of Trustees, the Adviser made a presentation of the performance of other Alliance products with similar man


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 171


dates as the Pooling Portfolios for the periods ending December 31, 2004, which the Trustees considered as indicated below:

                                                    Periods Ending December 31, 2004
                                                         Annualized Performance
-----------------------------------------------------------------------------------------------
                                                1         3         5         10      Since
Funds                                         Year      Year       Year      Year   Inception
-----------------------------------------------------------------------------------------------
U.S. Value Portfolio
AllianceBernstein Trust-Value Fund            13.31      8.22       n/a       n/a      7.83
Lipper Multi-Cap Value Average                14.39      6.87       n/a       n/a      6.14
Russell 1000 Value Index                      16.49      8.57       n/a       n/a      6.88
Lipper Percentile                                61%       30%      n/a       n/a        25%

U.S. Large Cap Growth Portfolio
AllianceBernstein Blended Style
  Series, Inc.-U.S. Large Cap Portfolio        8.19     -3.54    -11.36      9.81      9.01
Lipper Large-Cap Growth Average                7.18     -0.51     -8.22      8.55      8.44
Russell 1000 Growth Index                      6.30     -0.18     -9.29      9.59      8.84
Lipper Percentile                                38%       87%       82%       33%       40%

Global Real Estate Investment Portfolio
AllianceBernstein Real Estate
  Investment Fund, Inc.                       34.80     24.33     21.73       n/a     13.77
Lipper Real Estate Average                    32.05     23.62     21.41       n/a     14.29
NAREIT Equity Index                           31.58     23.27     21.95       n/a     14.14
Lipper Percentile                                27%       33%       35%      n/a        61%
International Value Portfolio

AllianceBernstein Trust-International
  Value Fund                                  24.49     20.14       n/a       n/a     15.66
Lipper International Multi Value Index        21.63     14.74       n/a       n/a      9.88
S&P/Citigroup World PMI Value Index           18.94     11.39       n/a       n/a      7.98
MSCI EAFE Index                               20.70     12.31       n/a       n/a      7.09
Lipper Percentile                                23%       11%      n/a       n/a         3%

International Growth Portfolio
AllianceBernstein International Premier
  Growth Fund, Inc.                           13.08      5.31     -6.99       n/a     -0.08
Lipper International Large
  Growth Average                              13.48      5.57     -7.63       n/a     -0.26
MSCI EAFE Growth Index                        16.48      9.14     -5.77       n/a      0.64
Percentile                                       73%       48%       38%      n/a        46%

Short Duration Bond Portfolio
Sanford C. Bernstein Fund, Inc.-
  Short Duration Plus Portfolio                1.27      2.96      4.69       n/a       n/a
Lipper Sh. Inv. Grade Debt
  Average/179 of funds                         1.35      2.88      4.59       n/a       n/a
Merrill Lynch 1-3 Yr Treasury Index            0.91      2.83      4.93       n/a       n/a
Lipper Percentile                                49%       50%       50%      n/a       n/a

Intermediate Duration Bond Portfolio
Sanford C. Bernstein Fund II, Inc.-
  Intermediate Duration Institutional
  Portfolio                                    4.01       n/a       n/a       n/a      5.85
Lehman Brothers Aggregate Bond Index           4.34       n/a       n/a       n/a      6.05
Lipper Benchmark                               3.83       n/a       n/a       n/a      5.50
Lipper Percentile                                46%      n/a       n/a       n/a       n/a



172 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                      Periods Ending December 31, 2004
                                                           Annualized Performance
-----------------------------------------------------------------------------------------------
                                                1          3         5        10      Since
Funds                                          Year      Year      Year      Year   Inception
-----------------------------------------------------------------------------------------------
Inflation Protected Securities Portfolio
Intermediate TIPS Composite
  (Gross-of-Fees)                              6.69      9.48      9.39       n/a      8.72
Intermediate TIPS Composite
  (Net-of-Fees)                                6.47      9.26      9.17       n/a      8.50
Lehman 1-10 Year TIPS Index                    7.11      9.64      9.44       n/a      8.76

High-Yield Portfolio
AllianceBernstein High Yield Fund, Inc.        8.16      9.13      2.64       n/a      3.87
Lipper High Current Yield Average              9.89     10.56      4.94       n/a      4.91
CSFB High Yield Index                         11.96     13.88      8.17       n/a      7.11
Lipper Percentile                                83%       72%       83%      n/a        75%


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 173


ALLIANCEBERNSTEIN POOLING PORTFOLIOS
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


POOL-0152-0206


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------
12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  The AllianceBernstein Pooling Portfolios

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: April 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: April 27, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: April 27, 2006